                                                                    Exhibit 10.B

================================================================================


                             THE FINOVA GROUP INC.

         ------------------------------------------------------------

                    7.5% SENIOR SECURED NOTES MATURING 2009
                       WITH CONTINGENT INTEREST DUE 2016

         ------------------------------------------------------------

                                   INDENTURE

                          DATED AS OF AUGUST 22, 2001



                             THE BANK OF NEW YORK,
                                    TRUSTEE

================================================================================
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
ARTICLE 1.                DEFINITIONS AND INCORPORATION BY REFERENCE................................................  1
     Section 1.01.           Definitions............................................................................  1
     Section 1.02.           Other Definitions...................................................................... 13
     Section 1.03.           Incorporation by Reference of Trust Indenture Act...................................... 13
     Section 1.04.           Rules of Construction.................................................................. 14
ARTICLE 2.                THE NOTES................................................................................. 14
     Section 2.01.           Form and Dating........................................................................ 14
     Section 2.02.           Title and Terms........................................................................ 16
     Section 2.03.           Execution and Authentication........................................................... 17
     Section 2.04.           Registrar and Paying Agent............................................................. 17
     Section 2.05.           Paying Agent to Hold Money in Trust.................................................... 18
     Section 2.06.           Holder Lists........................................................................... 18
     Section 2.07.           Transfer and Exchange.................................................................. 18
     Section 2.08.           Replacement Notes...................................................................... 20
     Section 2.09.           Outstanding Notes...................................................................... 20
     Section 2.10.           Temporary Notes........................................................................ 21
     Section 2.11.           Cancellation........................................................................... 21
     Section 2.12.           Voting Record Date..................................................................... 21
     Section 2.13.           Computation of Fixed Interest.......................................................... 21
     Section 2.14.           CUSIP and ISIN Numbers................................................................. 21
     Section 2.15.           Issuance of Additional Securities...................................................... 22
ARTICLE 3.                PREPAYMENT................................................................................ 22
     Section 3.01.           Notices to Trustee..................................................................... 22
     Section 3.02.           Selection of Notes to be Prepaid....................................................... 22
     Section 3.03.           Notice of Prepayment................................................................... 23
     Section 3.04.           Effect of Notice of Prepayment......................................................... 24
     Section 3.05.           Deposit of Prepayment Price............................................................ 24
     Section 3.06.           Notes Prepaid in Part.................................................................. 25
     Section 3.07.           Optional Prepayment.................................................................... 25
ARTICLE 4.                COVENANTS................................................................................. 25
     Section 4.01.           Payment of Notes....................................................................... 25
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
     Section 4.02.           Maintenance of Office or Agency........................................................ 25
     Section 4.03.           Reports................................................................................ 26
     Section 4.04.           Compliance Certificate................................................................. 26
     Section 4.05.           Stay, Extension and Usury Laws......................................................... 27
     Section 4.06.           Use of Cash............................................................................ 27
     Section 4.07.           Restricted Payments.................................................................... 31
     Section 4.08.           Incurrence of Indebtedness............................................................. 32
     Section 4.09.           Existence.............................................................................. 32
     Section 4.10.           Limitations on Issuance of Capital Interests of Subsidiaries........................... 32
     Section 4.11.           Dividend and Other Payment Restrictions Affecting Subsidiaries......................... 32
     Section 4.12.           Limitation on Affiliate Transactions................................................... 33
     Section 4.13.           Amendments to Intercompany Notes and Security Agreement................................ 34
     Section 4.14.           Further Instruments and Acts........................................................... 34
     Section 4.15.           Payment of Taxes and Other Claims...................................................... 34
     Section 4.16.           Maintenance of Insurance............................................................... 35
     Section 4.17.           Additional Intercompany Notes Guarantees............................................... 35
     Section 4.18.           Fall-Away Provision.................................................................... 35
ARTICLE 5.                SUCCESSORS................................................................................ 36
     Section 5.01.           Mergers and Consolidation.............................................................. 36
     Section 5.02.           Successor Corporation Substituted...................................................... 36
ARTICLE 6.                DEFAULTS AND REMEDIES..................................................................... 36
     Section 6.01.           Events of Default...................................................................... 36
     Section 6.02.           Acceleration........................................................................... 39
     Section 6.03.           Other Remedies......................................................................... 39
     Section 6.04.           Waiver of Past Defaults................................................................ 39
     Section 6.05.           Control by Majority.................................................................... 40
     Section 6.06.           Limitation on Suits.................................................................... 40
     Section 6.07.           Rights of Holders of Notes to Receive Payment.......................................... 41
     Section 6.08.           Collection Suit........................................................................ 41
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     Section 6.09.           Proofs of Claim........................................................................ 41
     Section 6.10.           Priorities............................................................................. 42
     Section 6.11.           Restoration of Rights and Remedies..................................................... 43
     Section 6.12.           Rights and Remedies Cumulative......................................................... 43
     Section 6.13.           Delay or Omission Not Waiver........................................................... 43
     Section 6.14.           Undertaking for Costs.................................................................. 43
ARTICLE 7.                TRUSTEE................................................................................... 44
     Section 7.01.           Duties of Trustee...................................................................... 44
     Section 7.02.           Rights of Trustee...................................................................... 45
     Section 7.03.           Individual Rights of Trustee........................................................... 46
     Section 7.04.           Disclaimer............................................................................. 46
     Section 7.05.           Notice of Defaults..................................................................... 46
     Section 7.06.           Reports by Trustee to Holders of the Notes............................................. 47
     Section 7.07.           Compensation and Indemnity............................................................. 47
     Section 7.08.           Replacement of Trustee................................................................. 48
     Section 7.09.           Successor Trustee by Merger, etc....................................................... 49
     Section 7.10.           Eligibility; Disqualification.......................................................... 49
     Section 7.11.           Preferential Collection of Claims against the Company.................................. 50
ARTICLE 8.                [RESERVED]................................................................................ 50
ARTICLE 9.                AMENDMENT, SUPPLEMENT AND WAIVER.......................................................... 50
     Section 9.01.           Without Consent of Holders of the Notes................................................ 50
     Section 9.02.           With Consent of Holders of Notes....................................................... 51
     Section 9.03.           Compliance with Trust Indenture Act.................................................... 52
     Section 9.04.           Revocation and Effect of Consents...................................................... 52
     Section 9.05.           Notation on or Exchange of Notes....................................................... 53
     Section 9.06.           Trustee to Sign Amendments, etc........................................................ 53
ARTICLE 10.               COLLATERAL AND SECURITY................................................................... 53
     Section 10.01.          Security Agreements.................................................................... 53
     Section 10.02.          Recording and Opinions................................................................. 54
     Section 10.03.          Release of Collateral.................................................................. 55
     Section 10.04.          Certificates of the Company............................................................ 55

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
     Section 10.05.          Certificates of the Trustee............................................................ 56
     Section 10.06.          Authorization of Actions to Be Taken by the Trustee and the Collateral Trustee Under
                             the Security Agreements................................................................ 56
     Section 10.07.          Authorization of Receipt of Funds by the Trustee Under the Security Agreements......... 56
ARTICLE 11.               SATISFACTION AND DISCHARGE................................................................ 57
     Section 11.01.          Satisfaction and Discharge............................................................. 57
     Section 11.02.          Application of Trust Money............................................................. 58
ARTICLE 12.               MISCELLANEOUS............................................................................. 58
     Section 12.01.          Trust Indenture Act Controls........................................................... 58
     Section 12.02.          Notices................................................................................ 58
     Section 12.03.          Communication by Holders of Notes with Other Holders of Notes.......................... 60
     Section 12.04.          Certificate and Opinion as to Conditions Precedent..................................... 60
     Section 12.05.          Statements Required in Certificate or Opinion.......................................... 60
     Section 12.06.          Rules by Trustee and Agents............................................................ 61
     Section 12.07.          No Personal Liability of Directors, Officers, Employees and Stockholders............... 61
     Section 12.08.          Governing Law.......................................................................... 61
     Section 12.09.          No Adverse Interpretation of Other Agreements.......................................... 61
     Section 12.10.          Successors............................................................................. 61
     Section 12.11.          Severability........................................................................... 61
     Section 12.12.          Counterpart Originals.................................................................. 61
     Section 12.13.          Table of Contents, Headings, etc....................................................... 62

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                               TABLE OF CONTENTS

          EXHIBITS

          Exhibit A              Form of Note

          Exhibit B              Collateral Trust Agreement

          Exhibit C              Pledge Agreement

                     CROSS-REFERENCE TABLE*

Trust Indenture                                 Indenture
Act Section                                       Section
310   (a)(1).........................                7.10
      (a)(2).........................                7.10
      (a)(3).........................                N.A.
      (a)(4).........................                N.A.
      (a)(5).........................                7.10
      (b)............................                7.10
      (c)............................                N.A.
311   (a)............................                7.11
      (b)............................                7.11
      (c)............................                N.A.
312   (a)............................                2.06
      (b)............................               12.03
      (c)............................               12.03
313   (a)............................                7.06
      (b)(1).........................                7.06
      (b)(2).........................          7.06; 7.07
      (c)............................          7.06;12.02
      (d)............................                7.06
314   (a)............................          4.04;12.05
      (b)............................               12.02
      (c)(1).........................                N.A.
      (c)(2).........................                N.A.
      (c)(3).........................                N.A.
      (d)............................  10.03;10.04; 10.05
      (e)............................               12.05
      (f)............................                N.A.
315   (a)............................                N.A.
      (b)............................                N.A.
      (c)............................                N.A.
      (d)............................                N.A.
      (e)............................                6.11
316   (a)(last sentence).............                N.A.
      (a)(1)(A)......................                N.A.
      (a)(1)(B)......................                N.A.
      (a)(2).........................                N.A.
      (b)............................                N.A.
      (c)............................                2.12
317   (a)(1).........................                N.A.
      (a)(2).........................                N.A.
      (b)............................                N.A.
318   (a)............................                N.A.
      (b)............................                N.A.
      (c)............................               12.01

N.A. means not applicable.

                                       i
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*This Cross-Reference Table is not part of this Indenture.

          Indenture, dated as of August   , 2001, among The FINOVA Group Inc., a
Delaware corporation (the "Company"), and The Bank of New York, a New York banking corporation, as Trustee.

          WHEREAS, the Company and certain of its subsidiaries filed for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"); and

          WHEREAS, the Bankruptcy Court has approved the joint plan of reorganization of the Company and such subsidiaries (the "Plan"); and

          WHEREAS, as part of the Plan, the Company has agreed to issue the Notes (as defined herein) to certain holders of indebtedness of FINOVA Capital Corporation, a subsidiary of the Company ("FINOVA Capital"), and holders of the Trust Originated Preferred Securities issued by FINOVA Finance Trust, a subsidiary of the Company, in each case outstanding on the date the Plan was approved by the Bankruptcy Court;

          NOW, THEREFORE, the Company and the Trustee agree as follows for the equal and ratable benefit of the holders of the Company's 7.5% Senior Secured Notes Maturing 2009 with Contingent Interest due 2016:

                                  ARTICLE 1.
                         DEFINITIONS AND INCORPORATION

                                 BY REFERENCE

          Section 1.01.  DEFINITIONS.

          "Additional Notes" means 7.5% Senior Secured Notes Maturing 2009 with Contingent Interest due 2016, issued from time to time under this Indenture after the Issue Date to resolve disputed claims of unsecured creditors pursuant to the Plan.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

          "Agent" means any Registrar or Paying Agent.

          "Applicable Procedures" means, with respect to any transfer, exchange, selection or voting of beneficial interests in a Global Note, the rules and procedures of the

Depositary, Euroclear or Clearstream, as applicable, that apply to such transfer and exchange.

          "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

          "Berkadia" means Berkadia LLC and its successors.

          "Berkadia Credit Agreement" means that certain Credit Agreement, dated as of August 21, 2001 by and between FINOVA Capital and Berkadia, as such agreement may be modified, supplemented or amended from time to time.

          "Berkadia Interest Payment Date" means each date on which interest payments are due and payable under the Berkadia Loan.

          "Berkadia Loan" means the $5,600,000,000 aggregate principal amount secured term loan to FINOVA Capital from Berkadia pursuant to the Berkadia Credit Agreement, and the secured Guarantees thereof by the Company and its Subsidiaries, as such Indebtedness may be refunded, refinanced, replaced, renewed or extended in accordance with the terms of this Indenture.

          "Berkshire" means Berkshire Hathaway Inc., a Delaware corporation.

          "Berkshire Commitment Letter Agreement" means that certain letter agreement from Berkshire to the Company, dated June 13, 2001 and filed as Exhibit E to the Plan.

          "Board of Directors" means the Board of Directors of the Person or any authorized committee of the Board of Directors.

          "Business Day" means any day other than a Legal Holiday.

          "Capital Interests" means:

               (i) in the case of a corporation, corporate stock (whether designated as common or preferred);

               (ii) in the case of an association or other business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

               (iii) in the case of a partnership, partnership interests (whether general or limited); and

               (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

          "Cash Equivalents" means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year or less from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits, bankers acceptances or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any of (i) the fifty (50) largest commercial banks organized under the laws of the United States of America or any state thereof or (ii) the twenty-five (25) largest commercial banks organized under the laws of a foreign jurisdiction, in each case as determined by deposits held by such banks as reported to American Banker magazine, and in all cases having total assets of at least Twenty Billion Dollars ($20,000,000,000) and having a short term deposit rating of at least A-1 by Standard & Poor's Ratings Group or P-1 by Moody's Investors Service, Inc., or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of short term deposits generally; (c) commercial paper of an issuer rated at least A1 by Standard & Poor's Ratings Group or P-1 by Moody's Investors Service, Inc., or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations with a term of not more than thirty (30) days for underlying securities of the types described in clause (a) above entered into with any bank meeting the qualifications specified in clause (b) above; and (e) money market accounts or funds with or issued by any bank meeting the qualifications specified in clause (b) above that invests exclusively in investments of the types described in clauses (a) through (d) above.

          "Clearstream" means Clearstream Banking, S.A.

          "Collateral" means all Property of the Company, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Agreement; provided, however, Collateral shall not include any Property acquired from capital contributions to the Company, any Proceeds of such Property and any Property acquired upon the sale, exchange or other disposition of such Property or Proceeds.

          "Collateral Trustee" means the Collateral Trustee named in the Security Agreements, in its capacity as Collateral Trustee, until a successor replaces it in accordance with the applicable provisions of this Indenture and the Security Agreements, and thereafter means the successor.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Collateral Trust Agreement" means the Collateral Trust Agreement dated on or about the date of this Indenture by and among the Trustee, Berkadia, the Company and the Collateral Trustee thereunder in substantially the form of Exhibit B hereto, as such agreement may be amended, modified, supplemented or restated from time to time as permitted pursuant to the terms of such agreement.

          "Commission" means the Securities and Exchange Commission.

          "Common Interests" means any Capital Interests of any class which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up and which are not subject to redemptions by the Company.

          "Contingent Interest" means the up to $100,000,000 (as such amount may be reduced to reflect a decrease in the principal amount of Notes Outstanding as a result of purchases by the Company pursuant to Section 4.06(a)(iii) hereof, but not prepayments or repayments by the Company in accordance with Section 4.06(a)(v)(A) or Article 3 hereof) of contingent interest on the Notes to be paid as provided for in Section 4.06(a)(vii) hereof.

          "Contingent Interest Maturity Date" means November 15, 2016.

          "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 12.02 hereof or such other address as to which the Trustee may give notice to the Company.

          "Credit Rating" means the rating, if any, assigned to the Notes by Moody's or by Standard & Poor's.

          "Deemed Restricted Payments" means any declaration or payment of any dividend, making of a distribution, or purchase, redemption or other acquisition or retirement for value of any Equity Interests of the Company that would have been Restricted Payments prior to repayment of the Notes.

          "Default" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

          "Definitive Notes" means Notes that are in the form of Exhibit A attached hereto without the Global Note Legend.

          "Depositary" means, with respect to the Notes issuable or issued in whole or in part in global form, the Person specified in Section 2.04 hereof as the Depositary with respect to the Notes, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and, thereafter, "Depositary" shall mean or include such successor.

          "Effective Date" has the meaning set forth in the Plan.

          "Equity Interests" means Capital Interests and all warrants, options or other rights to acquire Capital Interests (but excluding any debt security that is convertible into, or exchangeable for, Capital Interests); provided, however, that for the purposes of this Indenture, the right of the Holders to receive Contingent Interest shall not constitute Equity Interests of the Company.

          "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Financing Transactions" means loans, operating leases, financing leases and leveraged leases extended or entered into by the Company or any of its Subsidiaries in the ordinary course of business which are of the type carried on the Company's consolidated audited financial statements as assets and are currently referred to therein as "net investment in financing transactions," off-lease assets contained in the caption "other assets," "investments" or "net assets of discontinued operations", regardless of whether carried at a positive balance and including amounts written off, written down or reserved for on the balance sheet.

          "First Lien Debt" means the Guarantee by the Company of the Berkadia Loan.

          "Fixed Interest" means the interest payable on the Notes other than any Contingent Interest.

          "Foreclosure Indebtedness" means Indebtedness of any Person either (i) existing at the time that such Person becomes a Subsidiary of the Company or any of its Subsidiaries provided that such Person becomes a Subsidiary of the Company as a result of a pre-existing bona fide obligation to the Company or any of its Subsidiaries, (ii) assumed in connection with the acquisition of assets from any such Person provided that such Person had a pre-existing bona fide obligation to the Company or any of its Subsidiaries and that if the Indebtedness so assumed was secured, the Company and its Subsidiaries shall not agree to extend such security interest to any new assets or to any assets of the Company and its Subsidiaries other than the assets of such Person or (iii) incurred to refinance any Indebtedness described in (i) or (ii) above, subject to the same limitations contained in the proviso to the definition of Refinancing Indebtedness.

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the date of this Indenture.

          "General Corporate Purposes" (when used herein) means, until principal and Fixed Interest on the Notes has been paid in full, general corporate purposes reasonably appropriate for an entity in the financial condition of the Company at the time and having as its primary objective the maximization of net cash flows for the timely payment of its debt obligations, and after such payment in full of the principal and Fixed Interest on the Notes means, general corporate purposes without further description;

provided, however, that in no event shall General Corporate Purposes include any acquisitions of businesses that are not Permitted Acquisitions.

          "Global Note Legend" means the legend set forth in Section 2.07(b) hereof.

          "Global Notes" means the Global Notes, in the form of Exhibit A hereto issued in accordance with Sections 2.01 or 2.07 hereof.

          "Government Securities" means direct obligations of, or obligations guaranteed by, the United States of America for the payment of which guarantee or obligations the full faith and credit of the United States is pledged.

          "Guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner of all or any part of any Indebtedness.

          "Holder" means the Person in whose name a Note is registered on the Registrar's books.

          "Impermissible Deemed Restricted Payment" means a Deemed Restricted Payment that, if made by the Company or any of its Subsidiaries, would (i) render such entity insolvent, (ii) be a fraudulent conveyance by such entity or
(iii) not be permitted to be made by such entity under applicable law.

          "Impermissible Restricted Payment" means a Restricted Payment that, if made by the Company or any of its Subsidiaries, would render such entity insolvent, would be a fraudulent conveyance by such entity or would not be permitted to be made by such entity under applicable law.

          "Indebtedness" means, with respect to any Person, at any date of determination (without duplication): (i) all indebtedness of such Person in respect of borrowed money, (ii) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto), (iv) all Indebtedness referred to in clauses (i) through (iii) hereof of other Persons secured by a Lien on any asset of such Person whether or not such Indebtedness is assumed by such Person,
(v) all Indebtedness of other Persons guaranteed by such Person and (vi) to the extent not otherwise included in this definition, obligations under currency agreements and interest rate agreements; provided, however, that for purposes of this Indenture, the right of Holders to receive Contingent Interest shall not constitute Indebtedness of the Company. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date (or, in the case of a revolving credit or other similar facility, the total amount of funds outstanding on the date of determination) of all unconditional obligations as described above and, with respect to contingent obligations, the reasonably anticipated maximum liability upon the occurrence of the contingency giving rise to the obligation of the types described above. The accretion of interest with respect to Indebtedness issued with original issue discount shall not constitute an incurrence of additional Indebtedness and Indebtedness shall not include any liability for federal, state, local or other taxes.

          "Indenture" means this Indenture, as amended or supplemented from time to time.

          "Indirect Participant" means a Person who holds an interest in the Notes through a Participant.

          "Initial Notes" means the 7.5% Senior Secured Notes Maturing 2009 with Contingent Interest due 2016 issued under this Indenture on the Issue Date pursuant to the Plan.

          "Intercompany Notes" means the promissory notes of FINOVA Capital issued to the Company in an aggregate principal amount equal to the principal amount of Notes issued under this Indenture, including any Additional Notes issued pursuant to the Plan.

          "Intercompany Notes Guarantee" means the Guaranty dated on or about the date of this Indenture made by each of the Intercompany Notes Guarantors in favor of the Berkadia Loan and the Intercompany Notes and any additional Guarantee of the Intercompany Notes to be executed by any Subsidiary of the Company pursuant to Section 4.17 hereof, as such agreement may be amended, modified, supplemented or restated from time to time as permitted pursuant to the terms of such agreement.

          "Intercompany Notes Guarantors" means each guarantor that guarantees the Intercompany Notes as of the Issue Date and each other Subsidiary of the Company that executes a Guarantee of the Intercompany Notes in accordance with the provisions of this Indenture and the Intercompany Notes, and their respective successors.

          "Intercompany Notes Pledge Agreement" means the Pledge and Security Agreement dated on or about the date of this Indenture made by each of FINOVA Capital and the Intercompany Notes Guarantors in favor of the Collateral Trustee, as such agreement may be amended, modified, supplemented or restated from time to time as permitted pursuant to the terms of such agreement.

          "Interest" means all Fixed Interest and Contingent Interest on the Notes.

          "Issue Date" means August 22, 2001.

          "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in the City of New York, the city in which the principal Corporate Trust Office of the Trustee is located or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment shall be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.

          "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

          "Management Agreement" means the Second Amended and Restated Management Services Agreement, dated as of June 10, 2001, by and among the Company, Leucadia National Corporation and Leucadia International Corporation, as such agreement may be modified, amended or supplemented from time to time.

          "Moody's" means Moody's Investor Service, Inc. (or any successor to the rating agency business thereof).

          "Note Custodian" means the Trustee, when serving as custodian for the Depositary with respect to the Notes in global form, or any successor entity thereto.

          "Notes" means the Initial Notes and the Additional Notes.

          "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

          "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary, the Assistant Secretary or any Vice President of such Person.

          "Officer's Certificate" means a certificate signed on behalf of each Company by an Officer of the Company, who must be the principal executive officer, the principal financial officer or the principal accounting officer of the Company, that meets the requirements of Section 12.05 hereof.

          "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Trustee that meets the requirements of Section
12.05 hereof. Such counsel may be an employee of or counsel to the Company, any Subsidiary of the Company or the Trustee.

          "Outstanding" when used with respect to Notes means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture; except:

               (a) Notes previously cancelled and delivered to the Trustee or delivered to the Trustee for cancellation;

               (b) Notes with respect to which payment or prepayment money in the necessary amount has been previously deposited with the Trustee or any Paying Agent in trust for the Holders of such Notes, provided that if such Notes are to be prepaid, notice of such prepayment has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

               (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture.

          In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company or any Subsidiary that have not yet been cancelled pursuant to Section
2.11 shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes shown on the Trustee's register as being so owned shall be so disregarded. Notwithstanding the foregoing, Notes that are to be acquired by the Company or any Subsidiary pursuant to an exchange offer, tender offer or other agreement shall not be deemed to be owned by such entity until legal title to such Notes passes to such entity.

          "Participant" means, with respect to DTC, Euroclear or Clearstream, a Person who has an account with DTC, Euroclear or Clearstream, respectively.

          "Permitted Acquisitions" means any acquisition of businesses (a) acquired by foreclosure or in full or partial satisfaction of a bona fide obligation to the Company or any of its Subsidiaries existing prior to such acquisition or (b) related to an existing customer or to a transaction or property in which the Company or its Subsidiaries has an interest and the entity to make such acquisition has determined in good faith that such acquisition is in furtherance of maximizing the ultimate recovery from such entity's asset portfolio.

          "Permitted Indebtedness" means (a) Indebtedness outstanding (or deemed outstanding under the Plan) on the Effective Date of the Plan including the Berkadia Loan, the Notes, the Intercompany Notes and the Intercompany Notes Guarantees; (b) Refinancing Indebtedness; (c) Indebtedness at any time outstanding of up to $25,000,000, excluding Indebtedness outstanding under clauses (a), (b), (d), (e) or (f) hereof; provided, however, that availability under this clause (c) shall be reduced by the aggregate liquidation preference of any preferred Equity Interests issued to any Person other than the Company or one of its Subsidiaries in accordance with Section 4.08; (d) Foreclosure Indebtedness; (e) intercompany Indebtedness between or among the Company and/or any of its Subsidiaries; and (f) Indebtedness incurred in connection with securitization transactions or asset-backed financing transactions where the proceeds of such Indebtedness, less reasonable expenses incurred in connection with such transactions, are used as provided in Section 4.06 hereof and provided that, if such Indebtedness is Refinancing Indebtedness, such Indebtedness must satisfy the requirements set forth in the definition of Refinancing Indebtedness.

          "Permitted Nonrecourse Indebtedness" means Indebtedness of the Company or its Subsidiaries that is (a) incurred in Financing Transactions in which the Company or its Subsidiary is the lessor of equipment or Property and secured solely by assignments of leases where the recourse of the payee with respect to repayment of such Indebtedness is expressly limited to the lessor's interest in such leases, the rents and other amounts due thereunder and/or the equipment or Property leased thereunder or proceeds therefrom, or (b) incurred in Financing Transactions in which the Company or its Subsidiary is the lessee and sublessor of the same equipment or Property and secured solely by assignments of leases where the recourse of the payee with respect to repayment of such Indebtedness is expressly limited to the sublessor's interest in leases, the rents and other amounts due thereunder and/or the equipment or Property leased thereunder or proceeds therefrom; provided, however, that the amounts due under the sublease of the equipment or Property are not less than the amounts due under the lease for such equipment or Property at any time; provided further, however, that all proceeds of such Permitted Nonrecourse Indebtedness, less reasonable expenses incurred in connection with such transaction, are used as provided in Section
4.06 hereof.

          "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, limited liability company or any other entity.

          "Plan" means the Third Amended and Restated Joint Plan of Reorganization in the Chapter 11 cases of the Company and certain of its Subsidiaries, dated June 13, 2001, as such plan may be amended, modified, supplemented or restated from time to time.

          "Pledge Agreement" means the Pledge and Security Agreement between the Company and the Collateral Trustee, in substantially the form of Exhibit C hereto, as such agreement may be amended, modified, supplemented or restated from time to time as permitted pursuant to the terms of such agreement.

          "Principal Maturity Date" means November 15, 2009.

          "Property" means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, included Capital Interests.

          "Refinancing Indebtedness" means Indebtedness of the Company or any of its Subsidiaries that is incurred to refund, refinance, replace, renew, repay or extend (including pursuant to any defeasance or discharge mechanism) (collectively, "refinance") any Indebtedness existing on the Effective Date of the Plan or incurred in compliance with this Indenture (including Indebtedness of the Company that refinances

Indebtedness of any Subsidiary and Indebtedness of any Subsidiary that refinances Indebtedness of another Subsidiary) including Indebtedness that refinances Refinancing Indebtedness; provided, however, that (a) such Refinancing Indebtedness is incurred in an aggregate principal amount (or if issued with original issue discount, an aggregate accreted value) not exceeding the then outstanding amount of the Indebtedness being refinanced, plus a reasonable premium (except that no such premium may be paid with respect to the Berkadia Loan) and reasonable costs and expenses paid or incurred in connection with such refinancing, plus capitalized interest, fees and expenses; (b) except with respect to Refinancing Indebtedness incurred to refinance (i) the Notes,
(ii) Foreclosure Indebtedness or (iii) Permitted Indebtedness not issued under the Plan, such Refinancing Indebtedness (other than with respect to the Berkadia
Loan) shall either (1) not have a Weighted Average Life to Maturity or maturity date that is earlier than the Indebtedness being refinanced or (2) be Special Purpose Indebtedness and (c) if the Indebtedness being refinanced is subordinate to the Notes, then such Refinancing Indebtedness shall be subordinated to the Notes at least to the same extent, and if the Indebtedness being refinanced is pari passu with the Notes, then such Refinancing Indebtedness shall be either pari passu with or subordinated to the Notes.

          "Responsible Officer" when used with respect to the Trustee and/or the Collateral Trustee, means any officer of the Trustee or the Collateral Trustee, as applicable, with direct responsibility for the administration of the Indenture or the Security Agreements and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Payment" means:

          (i) the declaration or payment of any dividend or the making of any distribution on account of the Company's Equity Interests (other than dividends or distributions payable in Equity Interests of the Company); or

          (ii) the purchase, redemption or other acquisition or retirement for value of any Equity Interests of the Company other than redemptions, acquisitions or retirements solely in exchange for Equity Interests of the Company.

          "Securities Act" means the Securities Act of 1933, as amended and the rules and regulations of the Commission promulgated thereunder.

          "Security Agreements" means the Collateral Trust Agreement and the Pledge Agreement.

          "Significant Subsidiary" means any Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02(w)(2) of Regulation S-X, under the Securities Act, as such Regulation is in effect on the Issue Date.

          "Special Purpose Indebtedness" means, with respect to any Person, Indebtedness or the portion of Indebtedness (A) as to which neither the Company nor any of its Subsidiaries other than a special purpose Subsidiary incurring such Indebtedness (1) provides credit support (including any undertaking, agreement or instrument which would constitute Indebtedness), (2) is directly or indirectly liable or (3) constitutes the lender and (B) no default with respect to which would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of such Person (or the holder of any Indebtedness of the Company or any of its Subsidiaries if they are not the Person incurring such Indebtedness) to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity.

          "Standard & Poor's" means Standard & Poor's Ratings Group (or any successor to the rating agency business thereof).

          "Subsidiary" means, with respect to any Person, any other Person of which more than 50% of the total voting power of Capital Interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees of such other Person is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof).

          "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code (S)(S)77aaa-77bbbb), as amended, as in effect on the Issue Date; provided, however, that in the event the Trust Indenture Act of 1939 is amended after the Issue Date, "TIA" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trustee" means the Person named as Trustee in the preamble hereto until a successor replaces such Person or another successor in accordance with this Indenture and, thereafter, means such successor.

          "U.S. Subsidiary" means any Subsidiary that is incorporated in a state in the United States or the District of Columbia or that guarantees or otherwise becomes an obligor with respect to any Indebtedness of the Company or Indebtedness of another Guarantor.

          "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing:

          (1) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by

          (2) the then outstanding principal amount of such Indebtedness; provided, however, that with respect to any revolving Indebtedness, the foregoing calculation of

Weighted Average Life to Maturity shall be determined based upon the total available commitments and the required reductions of commitments in lieu of the outstanding principal amount and the required payments of principal, respectively.

          "Wholly Owned Subsidiaries" of any Person means Subsidiaries of such Person all of the outstanding Capital Interests or other ownership interests of which (other than directors' qualifying shares or ownership interests of less than 0.5% in any non-U.S. Subsidiary to comply with local ownership laws) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person.

          Section 1.02.    OTHER DEFINITIONS.

                                                            Defined in
                                    Term                     Section
       ---------------------------------------------------  ----------
       "Affiliate Transaction"............................     4.12
       "Authentication Order".............................     2.03
       "Bankruptcy Court".................................   Preamble
       "Company"..........................................   Preamble
       "incur"............................................     4.08
       "Contingent Interest Payment Date".................     2.02
       "Covenant Defeasance"..............................     8.03
       "Custodian"........................................     6.01
       "DTC"..............................................     2.04
       "Event of Default".................................     6.01
       "Intercompany Collateral"..........................     6.01
       "Interest Payment Date"............................     2.02
       "Legal Defeasance".................................     8.02
       "Maximum Price"....................................     4.06
       "Paying Agent".....................................     2.04
       "Principal Payment Date"...........................     2.02
       "Reference Date"...................................     2.02
       "Registrar"........................................     2.04

          Section 1.03.  INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

          Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in, and made a part of, this Indenture.

          The following TIA terms used in this Indenture have the following meanings:

          "Indenture securities" means the Notes;

          "Indenture security holder" means a Holder of a Note;

          "Indenture to be qualified" means this Indenture;

          "Indenture Trustee" or "institutional Trustee" means the Trustee; and

          "obligor" on the Notes means the Company and any successor obligor upon the Notes.

          All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by the Commission rule under the TIA have the meanings so assigned to them therein.

          Section 1.04.  RULES OF CONSTRUCTION.

          Unless the context otherwise requires:

               (A) an accounting term not otherwise defined herein has the meaning assigned to it in accordance with GAAP;

               (B)   "or" is not exclusive;

               (C) words in the singular include the plural, and in the plural include the singular;

               (D)   provisions apply to successive events and transactions; and

               (E) references to sections of or rules under the Securities Act, the Exchange Act or the TIA shall be deemed to include substitute, replacement or successor sections or rules adopted by the Commission from time to time.


                                   ARTICLE 2.
                                   THE NOTES

           Section 2.01.    FORM AND DATING.

           (a) The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A attached hereto, which is hereby incorporated in and expressly made part of this Indenture. The Notes may have notations, legends or endorsements required by law, stock exchange rule, custom or usage. Each Note shall be dated the date of its authentication. The Notes initially shall be issued in denominations of $1,000 and integral multiples thereof.

          The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

          Global Notes shall be issued in substantially in the form of Exhibit A attached hereto and shall include the Global Note Legend set forth in Section 2.07(b) hereof and a "Schedule of Exchanges in the Global Note" in customary form acceptable to the Trustee. Definitive Notes shall be issued in substantially in the form of Exhibit A attached hereto.

          Additional Notes may be issued, authenticated and delivered pursuant to Section 2.15 hereof.

          (b) Global Notes. Global Notes shall be deposited on behalf of the Holders with the Trustee, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary. Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and the aggregate principal amount of each Global Note may from time to time be increased or decreased by endorsements made on such Global Note by the Trustee and the Depositary or its nominee as hereinafter provided.

          (c) Book-Entry Provisions. This Section 2.01(c) shall apply only to Global Notes deposited with the Trustee, as custodian for the Depositary. Participants and Indirect Participants shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary or by the Trustee as the custodian of the Depositary or under such Global Note, and the Depositary shall be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants or Indirect Participants, the Applicable Procedures or the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Note.

          (d) Certificated Securities. If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary or if at any time the Depositary shall no longer be eligible under this Section 2.01, the Company shall appoint a successor Depositary. If a successor Depositary is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to
Section 2.02 that the Notes be represented by Notes in global form shall no longer be effective and the Company will execute, and the Trustee, upon receipt of a Company order for the authentication and delivery of definitive Notes, will authenticate and deliver, Notes in definitive form, in authorized denominations, in an aggregate principal amount and like terms and tenor equal to the principal amount of the Global Notes in exchange for such Global Notes.

          The Company may at any time and in its sole discretion determine that Global Notes shall no longer be represented by such Global Notes. In such event, the Company will execute, and the Trustee, upon receipt of a Company order for the authentication and delivery of definitive Notes of the same terms and tenor, will authenticate and deliver Notes in definitive form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Notes in exchange for such Global Notes.

          If specified by the Company pursuant to Section 2.02 with respect to Global Notes, the Depositary may surrender Global Notes in exchange in whole or in part for Notes in definitive form and of like terms and tenor on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee upon receipt of a Company order for the authentication and delivery of definitive Notes, shall authenticate and deliver, without service charge to the holders:

          (a) to each Person specified by such Depositary a new definitive Note or Notes of the same tenor, in authorized denominations, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Note; and

          (b) to such Depositary a new Global Note in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Note and the aggregate principal amount of the definitive Notes delivered to holders pursuant to clause (a) above.

          (c) Upon the exchange of a Global Note for Notes in definitive form, such Global Note shall be cancelled by the Trustee or an agent of the Company or the Trustee. Notes issued in definitive form in exchange for a Global Note pursuant to this Section 2.01 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Company or the Trustee in writing. The Trustee or such agent shall deliver such Notes to or as directed by the Persons in whose names such Notes are so registered or to the Depositary.

          (d) Euroclear and Clearstream Procedures Applicable. The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Clearstream" and "Customer Handbook" of Clearstream shall be applicable to interests in the Global Notes that are held by Participants through Euroclear or Clearstream.

          Section 2.02.    TITLE AND TERMS.

          Subject to and to the extent cash or Cash Equivalents are available for payment of principal on the Notes in accordance with Section 4.06 hereof, principal on the Notes shall be payable on each May 15 and November 15, commencing November 15, 2001 (each a "Principal Payment Date"). Principal and Fixed Interest on the Notes, to the extent not previously paid in full in cash in accordance with Section
4.06 hereof, shall be due and payable in cash on the Principal Maturity Date.

          The Notes shall be known and designated as the "7.5% Senior Secured Notes Maturing 2009 with Contingent Interest due 2016" of the Company. Fixed Interest on the Notes shall accrue at the rate of 7.5% per annum. Interest shall be paid in accordance with the provisions of Section 4.06 hereof; provided, however, that to the extent Fixed Interest is not paid on an Interest Payment Date, such amount of unpaid Fixed Interest shall accrue interest at the rate of 7.5% per annum until paid and shall be treated as Fixed Interest for all purposes under this Indenture. Payments of Fixed Interest shall be applied first to all accrued but previously unpaid Fixed Interest in the order in which such Fixed Interest accrued. Subject to and in accordance with the provisions of
Section 4.06 hereof, Interest shall be payable on each May 15 and November 15, commencing November 15, 2001 (each an "Interest Payment Date"). All obligations with respect to Contingent Interest shall cease on the Contingent Interest Maturity Date.

          Principal and Interest shall be payable to the Holders of record of the Notes at 5:00 p.m., New York City time, on the fifth Business Day immediately preceding either a Principal Payment Date or an Interest Payment Date (each such date, a "Reference Date").

          Section 2.03. EXECUTION AND AUTHENTICATION.

          An Officer shall sign the Notes for the Company by manual or facsimile signature. The Company's seal may be reproduced on the Notes and may be in facsimile form.

          If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated by the Trustee, the Note shall nevertheless be valid.

          A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

          The Trustee shall, upon a written order of the Company signed by an Officer ("Authentication Order") directing the Trustee to authenticate the Notes, authenticate Notes for original issue.

          The Trustee may (at the Company's expense) appoint an authenticating agent acceptable to the Company to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

          Section 2.04. REGISTRAR AND PAYING AGENT.

          The Company shall maintain (i) an office or agency where Notes may be presented for registration of transfer or for exchange (the "Registrar") and
(ii) an office or agency where Notes may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint one or more co-registrars or one or more additional paying agents. The term "Registrar" includes any co-registrars and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

          The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes.

          The Company initially appoints the Trustee to act as the Registrar and Paying Agent and to act as Note Custodian with respect to the Global Notes. The Company initially appoints the Trustee to act as the Registrar and Paying Agent with respect to any Definitive Notes.

          Section 2.05. PAYING AGENT TO HOLD MONEY IN TRUST.

          Not later than 10:00 a.m. New York City time on each due date of the principal or Interest on any of the Notes, the Company shall deposit with the Paying Agent money, in immediately available funds, sufficient to pay such principal or Interest so becoming due. The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium, if any, or Interest on the Notes, and shall notify the Trustee of any Default by the Company in making any such payment. While any such Default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company) shall have no further liability for the money. If the Company or a Subsidiary of the Company acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Notes.

          Section 2.06. HOLDER LISTS.

          The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA (S)312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least five Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Notes and the Company shall otherwise comply with TIA (S)312(a).

          Section 2.07. TRANSFER AND EXCHANGE.

          (a) When Notes are presented to the Registrar with a request to register the transfer or to exchange them for an equal principal amount of Notes of other denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met; provided, however, that any Note presented or surrendered for transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar and the Trustee duly executed by the Holder thereof or by his attorney duly authorized in writing. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Notes and Definitive Notes upon the Company's order or at the Registrar's request.

          The Registrar shall not be required to register the transfer of or exchange any Note selected for prepayment in whole or in part, except the portion not being paid of any Note being prepaid in part.

          The Company shall not be required (A) to issue, to register the transfer of or to exchange any Notes during a period beginning at the opening of business 15 days before the day of selection of Notes to be prepaid under
Section 3.02 hereof and ending at the close of business on the day of selection,
(B) to register the transfer of or to exchange any Note so selected for prepayment in whole or in part, except the portion not being paid of any Note being prepaid in part or (C) to register the transfer of or to exchange a Note between a record date and the next succeeding Interest Payment Date.

          No service charge shall be made to any Holder of a Note for any registration of transfer or exchange (except as otherwise permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than such transfer tax or similar governmental charge payable upon exchanges pursuant to Sections 2.10, 3.06 and 9.05 hereof, which shall be paid by the Company).

          Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and Interest on such Notes and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

          (b) Global Note Legend. Each Global Note shall bear a legend in substantially the following form:

     "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF."

          (c) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or the Company has repurchased a particular Global Note or a particular Global Note has been prepaid, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 2.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

          Section 2.08. REPLACEMENT NOTES.

          If any mutilated Note is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, the Company shall issue and the Trustee, upon receipt of an Authentication Order, shall authenticate a replacement Note if the Trustee's requirements are met. An indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Company and the Trustee may charge for their expenses in replacing a Note.

          Every replacement Note is an additional obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

          Section 2.09. OUTSTANDING NOTES.

          The Notes Outstanding at any time are all the Notes authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions hereof, and those described in this
Section 2.09 as not Outstanding. A Note, or portion thereof, does not cease to be Outstanding because an Affiliate of the Company (other than a Subsidiary) holds the Note, or such portion thereof. A Note, or any portion thereof, owned by the Company or any Subsidiary is not outstanding.

          If a Note is replaced pursuant to Section 2.08 hereof, it ceases to be Outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

          Section 2.10. TEMPORARY NOTES.

          Until Definitive Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes upon receipt of an Authentication Order. Temporary Notes shall be substantially in the form of Definitive Notes but may have variations that the Company considers appropriate for temporary Notes. Without unreasonable delay, the Company shall prepare and the Trustee shall upon receipt of an Authentication Order authenticate Definitive Notes in exchange for temporary Notes.

          Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

          Section 2.11. CANCELLATION.

          The Company at any time shall deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company or any Subsidiary may have acquired pursuant to Section 4.06(a)(iii) or Section 4.06(b)(vi)(A)(iii) hereof or otherwise, and all Notes so delivered shall be promptly cancelled by the Trustee. All Notes surrendered for registration of transfer, exchange or payment, if surrendered to any Person other than the Trustee, shall be delivered to the Trustee. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation. All cancelled Notes held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedure, unless by a written order, signed by two Officers of the Company, the Company shall direct that cancelled Notes be returned to it.

          Section 2.12. VOTING RECORD DATE.

          The record date for purposes of determining the identity of Holders of the Notes entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture shall be determined as provided for in TIA (S)316(c).

          Section 2.13. COMPUTATION OF FIXED INTEREST.

          Fixed Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

          Section 2.14. CUSIP AND ISIN NUMBERS.

          The Company in issuing the Notes may use "CUSIP," "CINS," "Common Code" and "ISIN" numbers (or similar identification number generally in use), and if it does so, the Trustee shall use the CUSIP, CINS, Common Code and ISIN numbers in notices of prepayment or exchange as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP, CINS, Common Code or ISIN numbers printed in the notice or on the Notes and that reliance may be placed only on the other identification numbers printed on the Notes. The Company shall promptly notify the Trustee of any change in the CUSIP, CINS, Common Code or ISIN numbers.

          Section 2.15. ISSUANCE OF ADDITIONAL SECURITIES.

          The Company shall be entitled to issue Additional Notes under this Indenture which shall have identical terms as the Initial Notes issued on the Issue Date, other than with respect to the date of issuance. The Initial Notes issued on the Issue Date and any Additional Notes shall be treated as a single class for all purposes under this Indenture.

          With respect to any Additional Notes, the Company shall set forth in an Officer's Certificate, a copy of which shall be delivered to the Trustee, the following information:

          (a) the aggregate principal amount of such Additional Notes to be authenticated and delivered pursuant to this Indenture; and

          (b) the issue date of such Additional Notes.

                                   ARTICLE 3.
                                   PREPAYMENT

          Section 3.01. NOTICES TO TRUSTEE.

          If the Company elects to prepay the principal of the Notes pursuant to the optional prepayment provisions of Section 3.07 hereof, it shall furnish to the Trustee, at least 10 days but not more than 60 days before a prepayment date, an Officer's Certificate setting forth (i) the clause of this Indenture pursuant to which the prepayment shall occur, (ii) the prepayment date, (iii) the principal amount of Notes to be prepaid and (iv) the prepayment price.

          Section 3.02. SELECTION OF NOTES TO BE PREPAID.

          If less than all of the Notes are to be prepaid at any time, the Trustee shall select the Notes to be prepaid among the Holders of the Notes in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed, or, if the Notes are not so listed, on a pro rata basis, by lot or in accordance with any other method as the Trustee shall deem fair and appropriate in consultation with the Company. In the event of partial prepayment by lot, the particular Notes to be prepaid shall be selected, unless otherwise provided herein, not less than 30 days prior to the prepayment date by the Trustee from the Outstanding Notes not previously called for prepayment.

          The Trustee shall promptly notify the Company in writing of the Notes selected for prepayment and, in case of any Note selected for partial prepayment, the principal amount thereof to be prepaid. Notes and portions of Notes selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all of the Notes of a Holder are to be prepaid, the entire Outstanding amount of Notes held by such Holder, even if not a multiple of $1,000, shall be prepaid. Except as provided in the preceding sentence, provisions of this Indenture that apply to Notes called for prepayment also apply to portions of Notes called for prepayment.

          Section 3.03. NOTICE OF PREPAYMENT.

          Subject to the provisions of Section 3.07 hereof, at least 10 days but not more than 60 days before a prepayment date, the Company shall mail or cause to be mailed by first class mail, a notice of prepayment to each Holder whose Notes are to be prepaid at its registered address.

          The notice shall identify the Notes to be prepaid and shall state:

                    (A) the prepayment date;

                    (B) the prepayment price for the Notes and accrued and unpaid Fixed Interest, if any;

                    (C) if any Note is being prepaid in part, the portion of the principal amount of such Note to be prepaid and that, after the prepayment date, upon surrender of such Note, a new Note or Notes in principal amount equal to the portion not being prepaid shall be issued;

                    (D) the name and address of the Paying Agent;

                    (E) that Notes called for prepayment must be surrendered to the Paying Agent to collect the prepayment price;

                    (F) that, unless the Company defaults in making such prepayment, Fixed Interest on Notes called for prepayment ceases to accrue on and after the prepayment date;

                    (G) the paragraph of the Notes and/or section of this Indenture pursuant to which the Notes called for prepayment are being prepaid; and

                    (H) that no representation is made as to the correctness or accuracy of the CUSIP, CINS, Common Code or ISIN numbers, if any, listed in such notice or printed on the Notes.

          At the Company's request, the Trustee shall give the notice of prepayment in the Company's name and at the Company's expense; provided, however, that the Company shall have delivered to the Trustee, at least 30 days, or such shorter period as the Trustee may agree, prior to the prepayment date an Officer's Certificate and an order directing that the Trustee give such notice and setting forth the information to be stated in the notice as provided in the preceding paragraph. The notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder receives such notice.

          Section 3.04. EFFECT OF NOTICE OF PREPAYMENT.

          Once notice of prepayment is mailed in accordance with Section 3.03 hereof, Notes called for prepayment become due and payable on the prepayment date at the prepayment price plus accrued and unpaid Fixed Interest to such date. A notice of prepayment may not be conditional. Upon surrender of any of the Notes called for prepayment to the Paying Agent, such Notes shall be paid on the prepayment date at the prepayment price, plus accrued and unpaid Fixed Interest to such date.

          Section 3.05. DEPOSIT OF PREPAYMENT PRICE.

          At or prior to 10:00 a.m., New York City time, on the prepayment date, the Company shall deposit with the Trustee or with the Paying Agent money, in immediately available funds, sufficient to pay the prepayment price of and accrued and unpaid Fixed Interest on all Notes to be prepaid on that date. The Trustee or the Paying Agent shall promptly return to the Company upon their written request any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the prepayment price of and accrued and unpaid Fixed Interest on all Notes to be prepaid.

          All money deposited with the Trustee pursuant to this Section 3.05 shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal and interest, but such money need not be segregated from other funds except to the extent required by law.

          If Notes called for prepayment are paid or if the Company has deposited with the Trustee or Paying Agent money sufficient to pay the prepayment price of and unpaid and accrued Fixed Interest on all Notes to be prepaid, on and after the prepayment date Fixed Interest shall cease to accrue on the Notes or the portions of Notes called for prepayment (regardless of whether certificates for such securities are actually surrendered); provided, however, Contingent Interest will continue to accrue on each Note prepaid pursuant to this Article 3 until such Note is cancelled pursuant to Section 2.11 hereof. If a Note is prepaid on or after an applicable Reference Date but on or prior to the related Fixed Interest payment date, then any accrued and unpaid Fixed Interest shall be paid to the Person in whose name such Note was registered at the close of business on such record date. If any Note called for prepayment shall not be so paid upon surrender for prepayment because of the failure of the Company to comply with the preceding paragraph, Fixed Interest shall be paid on the unpaid principal from the prepayment date until such principal is paid at the rate provided in the Notes and in Section 4.01 hereof.

          Section 3.06. NOTES PREPAID IN PART.

          Upon surrender of a Note that is prepaid in part, the Company shall issue and, upon the Company's written request, the Trustee shall authenticate for the Holder at the expense of the Company a new Note equal in principal amount to the unprepaid portion of the Note surrendered.

          Section 3.07. OPTIONAL PREPAYMENT.

          Subject to compliance with the provisions of Section 4.06, the Company may, at its option, prepay the Notes in whole at any time or in part from time to time at a prepayment price equal to the principal amount of the Notes or portion thereof being prepaid (subject to the right of Holders of record on the relevant Reference Date to receive Fixed Interest due on the related Interest Payment
Date) but without any premium or penalty of any kind, plus accrued and unpaid Fixed Interest to the prepayment date.

                                    ARTICLE 4.
                                    COVENANTS

          Section 4.01. PAYMENT OF NOTES.

          The Company shall pay or cause to be paid the principal of and Interest on the Notes on the dates and in the manner provided in Sections 2.02 and 4.06 hereof. An installment of principal and Interest, shall be considered paid for all purposes hereunder on the date the Paying Agent (if other than the Company, a Subsidiary of the Company or an Affiliate of either of them) holds, as of 10:00 a.m. (New York City time) money deposited by the Company in immediately available funds and designated for and sufficient to pay all such principal and Interest then due. If the Company, any Subsidiary of the Company or any Affiliate of any of them acts as Paying Agent, an installment of principal or Interest shall be considered paid on the due date thereof only if the entity acting as Paying Agent complies with the penultimate sentence of
Section 2.05.

          Section 4.02. MAINTENANCE OF OFFICE OR AGENCY.

          The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee or Registrar) where Notes may be surrendered for registration of transfer or for exchange or for presentation of payment or prepayment and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

          The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with Section
2.04 hereof.

          Section 4.03. REPORTS.

          Whether or not required by the rules and regulations of the Commission, so long as any Notes are Outstanding, the Company will file with the Commission, to the extent such submissions are accepted for filing by the Commission, and furnish to the Trustee within 15 days of the time periods specified in the Commission's rules and regulations for filing reports, (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report on the annual financial statements by the Company's certified independent accountants; (ii) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports and (iii) as long as the Company is required to file information or reports with the Commission by Section 13(a) or 15(d) under the Exchange Act, such information or reports. The Trustee will provide, at the Company's expense, copies of any such information or reports to any Holder that requests in writing copies of such information or reports.

          Delivery of such reports, information and documents to the Trustee is for informational purposes only, and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).

          Section 4.04. COMPLIANCE CERTIFICATE.

          On or before a date not more than 90 days after the end of each fiscal year of the Company, the Company shall deliver to the Trustee a certificate signed by the Chief Executive Officer, the Chief Financial Officer or the treasurer of the Company stating that a review has been conducted of the Company's performance under this Indenture and that the Company has fulfilled all obligations hereunder, or, if there has been a Default or an Event of Default, specifying each such Default and Event of Default and the nature and the status thereof. The Company shall also notify the Trustee within 30 days of any such officer having actual knowledge of any Default or Event of Defaults under this Indenture. The Company shall also comply with TIA (S)314(a).

          Section 4.05. STAY, EXTENSION AND USURY LAWS.

          The Company covenants (to the extent it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, (i) that would prohibit or forgive the Company from paying all or a portion of the principal of or Interest on the Notes as contemplated herein or (ii) that may otherwise affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

          Section 4.06. USE OF CASH.

          (a) The Company shall not, and shall not permit any of its Subsidiaries to, use cash and Cash Equivalents in a manner prohibited or not provided for by this Section 4.06. The Company shall and shall cause its Subsidiaries to apply cash and Cash Equivalents,

                    (i) FIRST, (A) to pay or to fund their respective operating expenses, taxes, reasonable reserves (which reserve amounts shall be determined in good faith by the Company or the Subsidiary setting such reserves) for revolving commitments, unfunded commitments and General Corporate Purposes; (B) to pay, when due, interest on and principal of Permitted Indebtedness of the Company or such Subsidiary (other than, (x) in the case of FINOVA Capital, the Berkadia Loan and the Intercompany Notes and (y) in the case of the Company, the Notes), or to fund a reserve to pay interest on such Permitted Indebtedness due on the next interest payment date; (C) to pay, when due, interest on and principal of any Refinancing Indebtedness incurred to refinance the Permitted Indebtedness that may be paid under clause (B), or to fund a reserve to pay interest on such Refinancing Indebtedness due on the next interest payment date; (D) to pay, when due, interest on the Berkadia Loan, or to fund a reserve to pay interest due during the current and/or next succeeding fiscal quarter on the Berkadia Loan; and (E) to make payments permitted under Section 4.07(b) (provided that any payments described in Section 4.07(b)(v) shall not exceed $1 million per year); provided, however, that the listing of subclauses
          (A) through (E) herein shall be for ease of reference only and shall not imply or require any priority of allocation or payment within this
          Section 4.06(a)(i));

                    (ii) SECOND, to pay to the Company, when due, interest on the Intercompany Notes in an amount equal to the lesser of (a) the amount of accrued and unpaid interest to the next interest payment date under the Intercompany Notes or (b) the amount of cash and Cash Equivalents of the Company and its Subsidiaries at the applicable Reference Date (after deducting for item (i) above), or to fund a reserve to pay accrued and unpaid interest due on such Intercompany Notes due on the next interest payment date under the Intercompany Notes, and the Company shall use the proceeds of such payments together with any other cash or Cash Equivalents the Company has available for such purpose on such Reference Date, to pay on the corresponding Interest Payment Date accrued and unpaid Fixed Interest on the Notes to that Interest Payment

          Date; provided, however, that the Company shall not make any payments pursuant to items (iii) through (vii) below if, as a result of such payment and after giving consideration to any cash that is expected to be generated from operations, pending transactions or otherwise, it is not reasonably foreseeable that the Company will have sufficient cash and Cash Equivalents available to pay all accrued and unpaid Fixed Interest to the next Interest Payment Date on that Interest Payment Date.

                    (iii) THIRD, at the option of the Company and with the consent of Berkadia so long as any payment Obligation under the Berkadia Loan is outstanding, to cause FINOVA Capital to make prepayments of principal and accrued and unpaid interest on the Intercompany Notes or to fund a reserve to make such prepayments (after deducting for items (i) and (ii) above); the Company shall use the proceeds from any such prepayments, plus any other cash or Cash Equivalents the Company has available and elects to use for such purpose, to purchase (or to cause a Subsidiary or Subsidiaries to purchase) Notes (including all obligations to pay Contingent Interest in respect of such Notes) at a purchase price not to exceed the outstanding principal amount of such Note plus accrued and unpaid Fixed Interest thereon to the purchase date (the "Maximum Price") through, at the Company's discretion, (1) tender offers, (2) open market purchases and (3) privately negotiated transactions; provided, however, that (A) if no payment Obligation under the Berkadia Loan is outstanding, such prepayments of the Intercompany Notes and purchases of Notes shall not exceed $150.0 million in the aggregate in any single calendar year and (B) in no event will the aggregate amount of such prepayments or uses of cash or Cash Equivalents exceed $1,500,000,000 during such time as any payment Obligation under the Berkadia Loan is outstanding; provided, further, that any such purchases of Notes by the Company shall be made pursuant to procedures adopted by the Company's Board of Directors in good faith to ensure that Berkshire and its Affiliates are not preferred or discriminated against with respect to such purchases, subject to the commitments of Berkshire set forth in the Berkshire Commitment Letter Agreement;

                    (iv) FOURTH, to repay principal of the Berkadia Loan as required under the Berkadia Credit Agreement (after deducting for items (i), (ii) and (iii) above);

                    (v) FIFTH, until the principal of and Fixed Interest on the Notes are each paid in full, to (A) pay to the Company, when due, principal on the Intercompany Notes in an amount equal to the amount of cash and Cash Equivalents of the Company and its Subsidiaries, after deducting for items (i) through (iv) above, at any date (as determined by the Company) on or after the applicable Reference Date, which amounts the Company shall use together with any other cash or Cash Equivalents the Company has available for such purpose on such date to repay principal of the Notes until the principal and accrued and unpaid Fixed Interest have been paid in full, and, at the Company's option, to make prepayments at any time of principal and accrued and unpaid interest on the Intercompany Notes, which amounts the Company shall use together with any other cash or Cash Equivalents the Company has available for such purpose on such date to prepay all or part of the principal and accrued and unpaid Fixed Interest on the Notes pursuant to Section 3.07, and (B) to make distributions in respect of FINOVA Capital's Equity Interests held by the Company, which amounts the Company shall use together with any other cash the Company has available for such purposes to make Restricted Payments unless either
          (x) the making of any such Restricted Payment would be an Impermissible Restricted Payment, in which event the Company shall retain such amounts and any such retained amounts shall accumulate and shall be used to make Restricted Payments at such time or from time to time when such Restricted Payments are not Impermissible Restricted Payments, or (y) a Default or Event of Default has occurred and is continuing, in which event the Company shall retain such amounts and any such retained amounts shall accumulate and shall, subject to
          Article 6 hereof, be used to make such Restricted Payments at such time or from time to time when such Default or Event of Default is no longer continuing; provided, however, that each incremental payment of $0.95 pursuant to clause (A) shall require a distribution or retention pursuant to clause (B) of $0.05;

                    (vi) SIXTH, until an amount equal to 5.263% of the aggregate principal amount of the Notes issued under this Indenture in accordance with the Plan (whether on the Issue Date or thereafter) has been used either to (A) make Restricted Payments to the Company's holders of Common Stock under Section 4.06(a)(v)(B) or (B) to make Deemed Restricted Payments, and after deducting for items (i) through
          (v) above, to make Deemed Restricted Payments, unless the making of such Deemed Restricted Payments would be an Impermissible Deemed Restricted Payment, in which event, for so long as it would be an Impermissible Deemed Restricted Payment, the Company shall retain all such amounts as collateral under the Security Agreements or the Intercompany Notes Pledge Agreement and any such retained amounts shall accumulate and shall be used to make Deemed Restricted Payments at such time, or from time to time, as such payments are not Impermissible Deemed Restricted Payments; provided, however, that no payments shall be made under this item (vi) until repayment in full of principal and accrued and unpaid Fixed Interest on the Notes; and

                    (vii) SEVENTH, until an aggregate of up to $100,000,000 (as such amount may be reduced to reflect a decrease in the principal amount of Notes Outstanding as a result of purchases by the Company of Notes in accordance with Section 4.06(a)(iii) (but not as a result of prepayments or repayments made by the Company in accordance with Section 4.06(a)(v)(A) or Article 3 hereof)) has been paid as Contingent Interest to make distributions on each applicable Interest Payment Date to the Company in an amount equal to cash and Cash Equivalents of the Company and its Subsidiaries, after deducting for uses of cash and Cash Equivalents pursuant to clauses (i) through (vi) above, at any date (as determined by the Company) on or after the applicable Reference Date (A) 95% of which the Company shall use to pay Contingent Interest on each applicable Interest Payment Date pro rata to Holders of Outstanding Notes and (B) 5% of which the Company will use to make Deemed Restricted Payments on each applicable Interest Payment Date (unless the making of such Deemed Restricted Payments would be an Impermissible Deemed Restricted Payment, in which event, for so long as it would be an Impermissible Deemed Restricted Payment, the Company shall retain such amounts as collateral under the Security Agreements or the Intercompany Notes Pledge Agreement, and any retained amounts shall accumulate and shall be used to make Deemed Restricted Payments at such time or from time to time as such payments are not Impermissible Deemed Restricted Payments); provided, further, however, that the Company shall not be required to pay, nor shall it be a Default or Event of Default not to pay, Contingent Interest after the Contingent Interest Maturity Date, other than Contingent Interest that is due and payable as of the Contingent Interest Payment Date.

          (b) Funding and payments in respect of any Refinancing Indebtedness shall have the same priority in this Section 4.06 as corresponds to the Indebtedness so refinanced.

          (c) The Company shall make contributions to its Subsidiaries and shall cause its Subsidiaries to make distributions or contributions, as applicable, to permit the application of cash and Cash Equivalents as set forth in Section 4.06(a); provided, however, that, notwithstanding the foregoing, it shall not be a default of this Section 4.06 if a Subsidiary does not make distributions to its parent entity as set forth in Sections 4.06(a)(i)- (vii) above or if interest or principal payments are not made on the Intercompany Notes as set forth in Sections 4.06(a)(ii) and (v) above, or if the Company does not make an interest payment on the Notes as set forth in Section 4.06(a)(ii) above if such dividends, distributions or payments would be Impermissible Restricted Payments or Impermissible Deemed Restricted Payments or would be prohibited by or would result in a default or an event of default under the Berkadia Credit Agreement as in effect on the Issue Date or as amended from time to time for bona fide business purposes (it being understood that the purpose of deferring payments on the Notes is not a bona fide business purpose for amending the Berkadia Credit Agreement).

          (d) The Company and its Subsidiaries shall hold only those cash equivalents that meet the definition of Cash Equivalents herein. Cash and Cash Equivalents held by the Company and its Subsidiaries in trust, as bailee or otherwise for the benefit of Persons other than the Company or its Subsidiaries shall not be available for application pursuant to Section 4.06.

          (e) After the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceedings, relating to the Company, unpaid principal and Interest on the Notes shall continue to include interest accruing at the rate provided in the Notes, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding.

          Section 4.07. RESTRICTED PAYMENTS.

          (a) The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make any Restricted Payments, except such Restricted Payments that are permitted or required by Section 4.06 or
Section 4.07(b) hereof.

          (b) The preceding paragraph will not prohibit:

                    (i) the repurchase of Capital Interests to eliminate fractional Capital Interests or odd-lots, whether pursuant to a reverse stock-split, odd-lot tender offer or otherwise;

                    (ii) cash payments in lieu of issuance of fractional Capital Interests in connection with the exercise of any warrants, rights, options or other securities convertible into or exchangeable for Equity Interests of the Company;

                    (iii) the deemed repurchase of the Company's Equity Interests by the Company on the cashless exercise of stock options, if such Equity Interests represent a portion of the exercise price thereof;

                    (iv) payments or distributions to dissenting holders of Equity Interests pursuant to applicable law, pursuant to or in connection with a consolidation, merger or transfer of assets which such consolidation, merger or transfer or assets complies with the provisions of this Indenture; or

                    (v) repurchases, redemptions, acquisitions or retirements of Equity Interests of the Company from employees, directors or officers of the Company and its Subsidiaries;

          provided that the aggregate of all payments in clauses (i), (ii), (iv) and (v) above shall not exceed $5.0 million in any calendar year.

          Section 4.08. INCURRENCE OF INDEBTEDNESS.

          The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Indebtedness other than Permitted Indebtedness or Permitted Nonrecourse Indebtedness.

          Section 4.09. EXISTENCE.

          Subject to Article 5 hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its existence and the existence of FINOVA Capital in accordance with their respective organizational documents (as the same may be amended from time to time) and (ii) the rights (charter and statutory), licenses and franchises of the Company and FINOVA Capital.

          Section 4.10. LIMITATIONS ON ISSUANCE OF CAPITAL INTERESTS OF
                        SUBSIDIARIES.

          The Company shall not permit FINOVA Capital to issue or sell any Capital Interests (other than to the Company) and shall not permit any of its other Subsidiaries to issue any preferred Equity Interests to any Person (other than the Company or a wholly owned Subsidiary of the Company); provided, however, that such Subsidiaries may issue preferred Equity Interests such that the liquidation preference of such preferred Equity Interests does not exceed the amount of Indebtedness that would be permitted to be incurred under Section
4.08 hereof if the liquidation preference of such preferred Equity Interest were treated as Indebtedness for purposes of Section 4.08.

          Section 4.11. DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING
                        SUBSIDIARIES

          The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or permit to exist or become effective any restriction on the ability of any Subsidiary to (a) make any Restricted Payment,
(b) make loans or advances to the Company or any of its Subsidiaries or (c) transfer any of its properties or assets to the Company or any of its Subsidiaries.

          The preceding restrictions will not apply to encumbrances or restrictions existing under or by reason of:

          (a) the Notes;

          (b) this Indenture;

          (c) the Berkadia Loan;

          (d) the Intercompany Notes and the Intercompany Notes Guarantees;

          (e) the contracts or agreements to which the Company and its Subsidiaries were parties as of February 26, 2001, and which remain in effect, restricting special purpose Subsidiaries;

          (f) applicable law;

          (g) Refinancing Indebtedness containing restrictions no more restrictive, taken as a whole, than those contained in the Indebtedness so refinanced;

          (h) Permitted Indebtedness described in clause (c) or (d) of the definition of "Permitted Indebtedness;" provided, however, that restrictions contained therein are no more restrictive, taken as a whole, than those contained in any Permitted Indebtedness; or

          (i) Permitted Nonrecourse Indebtedness incurred by any special purpose Subsidiary; provided that the restrictions therein apply only to such special purpose Subsidiary.

          Section 4.12. LIMITATION ON AFFILIATE TRANSACTIONS.

          (a) The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or conduct any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Company other than a Subsidiary (an "Affiliate Transaction") unless the terms of such Affiliate Transaction are no less favorable to the Company or such Subsidiary, as the case may be, than those that would be obtained at the time of such transaction in arm's-length dealings with a Person who is not an Affiliate of the Company.

          (b) The provisions of Section 4.12(a) shall not prohibit (i) any Restricted Payment or Deemed Restricted Payment permitted to be made pursuant to Sections 4.06 or 4.07, (ii) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the Board of Directors of the Company or such Subsidiary, (iii) loans or advances to employees in the ordinary course of business of the Company or any of its Subsidiaries, (iv) any transaction between the Company and any Wholly Owned Subsidiary or between Wholly Owned Subsidiaries, (v) indemnification agreements with, and the payment of fees and indemnities to, directors, officers and employees of the Company and its Subsidiaries, in each case in the ordinary course of business, (vi) transactions contemplated by agreements between the Company and any Affiliates in existence on the Issue Date or entered into in accordance with the Plan, including the Management Agreement, the Berkadia Credit Agreement, the Security Agreements and the security and other agreements with respect to the Berkadia Credit Agreement, (vii) any employment, compensation, non-competition, confidentiality, severance or consulting agreements entered into by the Company or any of its Subsidiaries with its employees in the ordinary course of business, (viii) payments made in connection with the consummation of the Plan, and (ix) the issuance of Capital Interests of the Company.

          Section 4.13. AMENDMENTS TO INTERCOMPANY NOTES AND SECURITY AGREEMENT.

          Except as otherwise provided in Section 9.02 hereof, the Company shall not enter into any amendment or supplement to, nor waive compliance with any provision of, the Intercompany Notes or the Security Agreements, except amendments, supplements or waivers to cure ambiguities, defects or inconsistencies, or make changes that do not materially adversely affect the rights of any Holder of the Notes.

          Section 4.14. FURTHER INSTRUMENTS AND ACTS.

          Upon the request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

          Section 4.15. PAYMENT OF TAXES AND OTHER CLAIMS.

          The Company shall, and shall cause each of its Subsidiaries, to pay or discharge, or cause to be paid or discharged, before the same shall become delinquent (i) all material taxes, assessments and governmental charges levied or imposed upon (a) the Company or any such Subsidiary, (b) the income or profits of any such Subsidiary which is taxed as a corporation under the Code or
(c) the property of the Company or any such Subsidiary and (ii) all material, lawful claims for labor, materials and supplies that, if unpaid, might by law become a Lien upon the property of the Company or any such Subsidiary; provided, however, that there shall not be required to be paid or discharged any such tax, assessment, charge or claim if the amount, applicability or validity thereof is being contested in good faith by appropriate proceedings and adequate provision therefor has been made.

          Section 4.16. MAINTENANCE OF INSURANCE.

          The Company will provide or cause to be provided, for itself and its Subsidiaries, insurance against loss or damage of the kinds customarily insured against by entities similarly situated and owning like properties, with reputable insurers or with the government of the United States of America, or an agency or instrumentality thereof, in such amounts, with such deductibles and by such methods as shall be customary for entities similarly situated in the industry in which the Company or such Subsidiary, as the case may be, is then conducting business.

          Section 4.17. ADDITIONAL INTERCOMPANY NOTES GUARANTEES.

          In the event the Company or any of its Subsidiaries acquire or create another U.S. Subsidiary after the Issue Date, or if any of the Company's Subsidiaries becomes a U.S. Subsidiary after the Issue Date, and that newly acquired or created U.S. Subsidiary guarantees the Berkadia Loan, such U.S. Subsidiary will guarantee the payment of the Intercompany Notes on a senior basis by that U.S. Subsidiary pursuant to a form of Guarantee substantially identical to the corresponding Guarantee in favor of the Berkadia Loan and shall take any and all actions reasonably required to cause the Security Agreements to create and maintain, as security for the Obligations of such Subsidiary under the Intercompany Notes Guarantee, a valid and enforceable perfected Lien in and on all the assets of such Subsidiary to the same extent as a Lien is created and maintained on such assets with respect to the Berkadia Loan, in favor of the Collateral Trustee for the benefit of the Company, superior to and prior to the rights of all third Persons other than the Collateral Trustee and the Lenders under the Berkadia Loan, and subject to no Liens (other than Liens permitted by the Security Agreements). Notwithstanding the foregoing, any Intercompany Notes Guarantee will provide by its terms that it will automatically and unconditionally be released and discharged under the circumstances described in such Intercompany Notes Guarantee.

          Section 4.18. FALL-AWAY PROVISION.

          The Company's and its Subsidiaries' obligations to comply with Sections 4.07, 4.08, 4.10, 4.11, 4.12, 4.13 (with respect to Security Agreements only), 4.15, 4.16 and 4.17 and Article 10 will be terminated upon the payment in full in accordance with the provisions of this Indenture, or the provision for payment in full in accordance with the terms of this Indenture, including
Article 8, of the principal and accrued and unpaid Fixed Interest on all Outstanding Notes and such provisions shall thereafter cease to be of any further effect.

                                   ARTICLE 5.
                                   SUCCESSORS

          Section 5.01. MERGERS AND CONSOLIDATION.

          The Company shall not, directly or indirectly, consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, unless:

                    (i) the entity or Person formed by or surviving any such consolidation or merger (if other than the Company) assumes all the obligations of the Company under the Notes and this Indenture pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee;

                    (ii) immediately after such consolidation or merger there is no default or event that, with the passage of time or notice or both, would be a Default or Event of Default under this Indenture; and

                    (iii) the Credit Rating immediately following the merger or consolidation would not be lower than the Credit Rating immediately prior to the effectiveness of the merger or consolidation or, if there is no

          Credit Rating, the rating, if any, assigned to the most senior long-term indebtedness of the surviving entity on a pro forma basis for the merger or consolidation by Moody's is B3 (or its then current equivalent) or better or by Standard & Poor's is B- (or its then current equivalent) or better.

          Notwithstanding the foregoing provisions of this Section 5.01, the Company shall not merge or consolidate with and into FINOVA Capital.

          Section 5.02. SUCCESSOR CORPORATION SUBSTITUTED.

          Upon any consolidation or merger of the Company in accordance with
Section 5.01 hereof, the successor Person formed by such consolidation or into or with which the Company is merged shall succeed to, and be substituted for (so that from and after the date of such consolidation or merger, the provisions of this Indenture referring to the "Company" shall refer instead to the successor Person and not to the Company), and may exercise every right and power of the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein.

                                   ARTICLE 6.
                              DEFAULTS AND REMEDIES

          Section 6.01. EVENTS OF DEFAULT.

          Each of the following constitutes an "Event of Default":

                    (i) the failure of the Company to pay all or any part of the unpaid principal on the Notes when and as the same becomes due and payable at the Principal Maturity Date, upon prepayment in accordance with Section 3.07 or by acceleration;

                    (ii) failure by the Company to pay installments of Fixed Interest in full on the Notes for two consecutive Interest Payment Dates whether or not required to be paid pursuant to Section 4.06 hereof, provided that both of such installments remain unpaid after such second consecutive Interest Payment Date;

                    (iii) failure by the Company or any of its Subsidiaries to observe or perform the provisions of Sections 4.01 or 4.06 if such failure is not remedied within 30 days;

                    (iv) failure by the Company to observe or perform in all material respects any other covenant or agreement on the part of the Company contained in the Notes or this Indenture, if such failure is not remedied within 60 days after written notice is given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes then Outstanding, in either case specifying such default, requiring that such default be remedied and stating that such notice is a "Notice of Default;"

                    (v) from and after the payment in full of the obligations under the Berkadia Credit Agreement, failure by the Company or any Significant Subsidiary to observe or perform in all material respects any covenant or agreement on the part of the Company or such Significant Subsidiary contained in the Security Agreements, the Intercompany Notes, the Intercompany Notes Guarantee or the Intercompany Notes Pledge Agreement, if such failure is not remedied within 60 days after written notice is given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes then Outstanding, in either case specifying such default, requiring that such default be remedied and stating that such notice is a "Notice of Default;"

                    (vi) the transfer or other disposition by the Company of the Intercompany Notes, other than a transfer or other disposition (a) to a Subsidiary of the Company where such transfer or other disposition does not result in any adverse impact on the rights of any Holder, or
          (b) to the surviving entity in a merger or consolidation permitted by
          Section 5.01;

                    (vii) any of the Security Agreements shall cease, for any reason, to be in full force and effect with respect to any of the Collateral, or the Company shall so assert with respect to any Security Agreements, or any Lien created by any of the Security Agreements with respect to any of the Collateral shall cease to be enforceable and of the same effect and priority purported to be created thereby, in each case, except with respect to any such event that is immaterial to the rights of the Holders;

                    (viii) a default occurs under the Berkadia Loan, if such default results in the acceleration of the Berkadia Loan prior to its express maturity;

                    (ix) any Intercompany Notes Guarantee issued by an Intercompany Notes Guarantor that is a Significant Subsidiary shall cease, for any reason, to be in full force and effect, or such Guarantor shall so assert with respect to such Intercompany Notes Guarantee, or the Intercompany Notes Pledge Agreement with respect to a Guarantor that is a Significant Subsidiary shall cease, for any reason, to be in full force and effect with respect to any of the underlying collateral (as defined in the Intercompany Notes Pledge Agreement (the "Intercompany Collateral")) of such Guarantor, or such Guarantor shall so assert with respect to such Intercompany Notes Pledge Agreement, or any lien created by the Intercompany Notes Pledge Agreement with respect to the Intercompany Collateral of such a Guarantor shall cease to be enforceable and of the same effect and priority purported to be created thereby, in each case, except with respect to any such event that is immaterial to the rights of the Company under the Intercompany Notes;

                    (x) any of the Company, FINOVA Capital or any Intercompany Notes Guarantor that is a Significant Subsidiary of the Company, pursuant to or within the meaning of Bankruptcy Law:

                              (A) commences a voluntary case,

                              (B) consents to the entry of an order for relief
                    against it in an involuntary case,

                              (C) consents to the appointment of a Custodian of
                    it or for all or substantially all of its property, or

                              (D) makes a general assignment for the benefit of
                    its creditors; or

                    (xi) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                              (A) is for relief against any of the Company,
                    FINOVA Capital or any Intercompany Notes Guarantor that is a Significant Subsidiary of the Company in an involuntary case;

                              (B) appoints a Custodian of any of the Company,
                    FINOVA Capital or any Intercompany Notes Guarantor that is a Significant Subsidiary of the Company, or for all or substantially all of the property of any of the Company, FINOVA Capital or any Intercompany Notes Guarantor that is a Significant Subsidiary of the Company; or

                              (C) orders the liquidation of any of the Company,
                    FINOVA Capital or any Intercompany Notes Guarantor that is a Significant Subsidiary of the Company;

          and the order or decree remains unstayed and in effect for 60 consecutive days.

          The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

          The Company shall deliver to the Trustee, within 30 days after the occurrence thereof, written notice in the form of an Officers' Certificate of any Event of Default under clauses (ii) or (iii) of this Section 6.01.

          Section 6.02. ACCELERATION.

          If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then Outstanding, by written notice to the Company (and to the Trustee if such notice is given by the Holders), may, and the Trustee at the request of such Holders shall, declare the principal of and accrued Interest on the Outstanding Notes to be immediately due and payable. Upon a declaration of acceleration, such principal of and accrued Interest shall be immediately due and payable. Notwithstanding the foregoing, in the case of an Event of Default as described in (x) and (xi) of Section 6.01 hereof, the Notes shall become due and payable without further action or notice. Holders of the Notes may not enforce this Indenture or the Notes except as provided in this Indenture.

          Section 6.03. OTHER REMEDIES.

          If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy (under this Indenture, or otherwise) to collect the payment of principal of or interest on the Notes or to enforce the performance of any provision of the Notes, this Indenture or the Security Agreements.

          The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Note in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

          Section 6.04. WAIVER OF PAST DEFAULTS.

          Subject to Section 9.02, the Holders of a majority in aggregate principal amount of the Notes then Outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any past Default or Event of Default and its consequences under this Indenture (including any acceleration other than an automatic acceleration resulting from an Event of Default under clause (x) or (xi) of Section 6.01 hereof) except a continuing Default or Event of Default in the payment of Interest on, or the principal of, the Notes or in respect of a covenant or provision of this Indenture which cannot be modified or amended without the consent of the Holder of each outstanding Note affected; provided, however, that in determining whether the Holders of the required principal amount of Notes have concurred in any such waiver, Notes owned by the Company or by any Affiliate of the Company shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, only Notes which such Trustee knows are so owned shall be disregarded.

Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; provided, however, that no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

          Section 6.05. CONTROL BY MAJORITY.

          The Holders of a majority in principal amount of the then Outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes; provided, however that in determining whether the Holders of the required principal amount of Notes have concurred in any such direction, Notes owned by the Company or by any Affiliate of the Company shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, only Notes which such Trustee knows are so owned shall be disregarded. However, (i) the Trustee may refuse to follow any direction that, in the reasonable opinion of counsel to the Trustee, conflicts with law or this Indenture, that the Trustee reasonably determines may be unduly prejudicial to the rights of other Holders of Notes or that may involve the Trustee in personal liability, and (ii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. In case an Event of Default shall occur (which shall not be cured), the Trustee will be required, in the exercise of its power, to use the degree of care of a prudent person in the conduct of its own affairs. Notwithstanding any provision to the contrary in this Indenture, the Trustee is under no obligation to exercise any of its rights or powers under this Indenture at the request of any Holder of Notes, unless such Holder shall offer to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

          Section 6.06. LIMITATION ON SUITS.

          A Holder of a Note may pursue a remedy with respect to this Indenture or the Notes only if:

                    (i) the Holder of a Note gives to the Trustee written notice of a continuing Event of Default or the Trustee receives such notice from the Company;

                    (ii) the Holders of at least 25% in aggregate principal amount of the then Outstanding Notes make a written request to the Trustee to pursue the remedy;

                    (iii) such Holder of a Note or Holders of Notes offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense to be incurred in compliance with such request;

                    (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

                    (v) during such 60-day period the Holders of a majority in aggregate principal amount of the then Outstanding Notes do not give the Trustee a direction inconsistent with the request.

          A Holder of a Note may not use this Indenture to prejudice the rights of another Holder of a Note or to obtain a preference or priority over another Holder of a Note.

          Section 6.07. RIGHTS OF HOLDERS OF NOTES TO RECEIVE PAYMENT.

          Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal and Interest on such Holder's Notes, on or after the respective due dates expressed in such Notes, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder; provided, however, that a Holder shall not have the right to institute any such suit for the enforcement of payment if and to the extent that the institution or prosecution thereof or the entering of judgment therein would, under applicable law, result in the surrender, impairment, waiver or loss of the lien of this Indenture upon any property subject to such Lien.

          Section 6.08. COLLECTION SUIT.

          If an Event of Default specified in Section 6.01(i) or (ii) hereof occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal of, and Interest remaining unpaid on, the Notes and interest on overdue principal, Interest and such further amount as shall be sufficient to cover the costs and expenses of collection and to the extent lawful, with interest on overdue principal and installments of Interest at the rate specified in the Notes in each case, including the reasonable compensation, expenses, disbursements and advances of the Trustee, and its agents and counsel.

          Section 6.09. PROOFS OF CLAIM.

          The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, and its agents and counsel) and the Holders of the Notes allowed in any judicial proceedings relative to the Company, the Company's creditors or the Company's property, to participate as a member, voting or otherwise, of any official committee of creditors appointed in such manner and shall be entitled and empowered to collect, receive and distribute any money or other securities or property payable or deliverable upon the conversion or exchange of the Notes or on any such claims and any

Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, and its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          Section 6.10. PRIORITIES.

          If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

          First: to the Trustee, the Collateral Trustee, and its agents and attorneys for amounts due under Section 7.07 hereof, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the Collateral Trustee and the costs and expenses of collection;

          Second: to Holders of Notes for amounts due and unpaid on the Notes for principal and Interest ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes first for principal, then for Fixed Interest and then for Contingent Interest, respectively;

          Third: without duplication, to the Holders for any other Obligations owing to the Holders under this Indenture, the Notes or the Security Agreements; and

          Fourth: to the Company or to such party as a court of competent jurisdiction shall direct.

          The Trustee may fix a record date and payment date for any payment to Holders of Notes pursuant to this Section 6.10.

          Section 6.11. RESTORATION OF RIGHTS AND REMEDIES.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such

Holder, then, and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Company, the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          Section 6.12. RIGHTS AND REMEDIES CUMULATIVE.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or wrongfully taken Notes, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 6.13. DELAY OR OMISSION NOT WAIVER.

          No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Six or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          Section 6.14. UNDERTAKING FOR COSTS.

          In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder of a Note pursuant to Section 6.07 hereof, or a suit by Holders of more than 10% in principal amount of the then Outstanding Notes.

                                    ARTICLE 7.
                                     TRUSTEE

          Section 7.01. DUTIES OF TRUSTEE.

          (a) If an Event of Default has occurred and is continuing of which a Responsible Officer of the Trustee has knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b) Except during the continuance of an Event of Default:

                    (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture or the TIA and the Trustee need perform only those duties that are specifically set forth in this Indenture or the TIA and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                    (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee, and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

          (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                    (i) this paragraph does not limit the effect of paragraph
          (b) of this Section 7.01;

                    (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                    (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

          (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs
(a), (b) and (c) of this Section 7.01.

          (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders of Notes, including without limitation the provisions of
Section 6.05 hereof, unless such

Holder shall have offered to the Trustee, security and indemnity satisfactory to it against any loss, liability or expense that might be incurred by it in complying with such request.

          (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

          Section 7.02. RIGHTS OF TRUSTEE.

          (a) The Trustee may conclusively rely on the truth of the statements and correctness of the opinions contained in, and shall be protected from acting or refraining from acting upon, any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer's Certificate or Opinion of Counsel. Prior to taking, suffering or admitting any action, the Trustee may consult with counsel of the Trustee's own choosing and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

          (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

          (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

          (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

          (g) The Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Notes unless either (1) a Responsible Officer of the Trustee shall have actual knowledge of such Default or Event of Default or (2) written notice of such Default or Event of Default shall have been given to the Trustee by the Company or by any Holder of the Notes.

          (h) The rights, privileges, protections, immunities and benefits given to the Trustee, including without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder and each agent, custodian and other Person employed to act hereunder.

          (i) The Trustee may request that the Company deliver an Officer's Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer's Certificate may be signed by any Person authorized to sign an Officer's Certificate, including any person specified as so authorized in any such certificate previously delivered and not superceded.

          Section 7.03. INDIVIDUAL RIGHTS OF TRUSTEE.

          The Trustee, in its individual or any other capacity may become the owner of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Commission for permission to continue as Trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11 hereof.

          Section 7.04. DISCLAIMER.

          The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes; it shall not be accountable for any money paid to the Company or upon the Company's direction under any provision of this Indenture; it shall not be responsible for the use or application of any money received by any Paying Agent other than itself; and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

          Section 7.05. NOTICE OF DEFAULTS.

          If a Default or Event of Default occurs and is continuing and if it is known to a Responsible Officer of the Trustee, the Trustee shall mail to Holders of Notes a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment on any Note, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Notes.

          Section 7.06. REPORTS BY TRUSTEE TO HOLDERS OF THE NOTES.

          Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and for so long as Notes remain Outstanding, the Trustee shall mail to the Holders of the Notes a brief report dated as of such reporting date that complies with TIA (S)313(a) (but if no event described in TIA (S)313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA
(S)313(b). The Trustee shall also transmit by mail all reports as required by TIA (S)313(c).

          A copy of each report at the time of its mailing to the Holders of Notes shall be mailed to the Company and filed with the Commission and each stock exchange on which the Company has informed the Trustee in writing the Notes are listed in accordance with TIA (S)313(d). The Company shall promptly notify the Trustee when the Notes are listed on any stock exchange and of any delisting thereof.

          Section 7.07. COMPENSATION AND INDEMNITY.

          The Company shall pay to the Trustee from time to time compensation as shall be agreed in writing between the Company and the Trustee for its acceptance of this Indenture and services hereunder. To the extent permitted by law, the Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and actual out of pocket expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel, but shall not include expenses incurred as a result of the Trustee's negligence or willful misconduct.

          The Company shall indemnify each of the Trustee and any predecessor Trustee against any and all losses, liabilities, damages, claims or expenses, including taxes (other than taxes based on or measured by the income or gross receipts of the Trustee) incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against the Company (including this Section 7.07) and defending itself against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder, except to the extent of actual prejudice to the Company resulting from such failure. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and, if required due to conflicts, the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent may be withheld in its reasonable discretion.

          The obligations of the Company under this Section 7.07 shall survive the satisfaction and discharge of this Indenture.

          To secure the Company's payment obligations in this Section 7.07, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal and Interest on particular Notes redeemed, defeased, repurchased or otherwise satisfied and discharged. Such Lien shall survive the satisfaction and discharge of this Indenture.

          When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(v) or (vi) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

          The Trustee shall comply with the provisions of TIA (S)313(b)(2) to the extent applicable.

          Section 7.08. REPLACEMENT OF TRUSTEE.

          A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.08.

          The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of a majority in principal amount of the then Outstanding Notes may remove the Trustee by so notifying the Trustee, as applicable, and the Company in writing. The Company may remove the Trustee, as applicable, if:

          (a) the Trustee, as applicable, fails to comply with Section 7.10 hereof;

          (b) the Trustee, as applicable, is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee, as applicable, under any Bankruptcy Law;

          (c) a Custodian or public officer takes charge of the Trustee, as applicable, or its property; or

          (d) the Trustee, as applicable, becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then Outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

          If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, or the Holders of at least 10% in principal amount of the then Outstanding Notes may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee, after written request by any Holder of a Note who has been a Holder of a Note for at least six months, fails to comply with Section
7.10 hereof, such Holder of a Note may petition any court of competent jurisdiction for the removal of the Trustee, as applicable, and the appointment of a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and the duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to the Holders of the Notes. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee provided that all sums owing to the retiring Trustee have been paid and subject to the Lien provided for in Section 7.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section
7.07 hereof shall continue for the benefit of the retiring Trustee.

          Section 7.09. SUCCESSOR TRUSTEE BY MERGER, ETC.

          If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

          Section 7.10. ELIGIBILITY; DISQUALIFICATION.

          There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and shall at all times have a combined capital surplus of at least $150.0 million as set forth in its most recent annual report of condition.

          This Indenture shall always have a Trustee who satisfies the requirements of TIA (S)(S)310(a)(1), (2) and (5). The Trustee is subject to TIA
(S)310(b).

          Section 7.11. PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE COMPANY.

          The Trustee is subject to TIA (S)311(a), excluding any creditor relationship listed in TIA (S)311(b). A Trustee who has resigned or been removed shall be subject to TIA (S)311(a) to the extent indicated therein.


                                   ARTICLE 8.
                                   [RESERVED]

                                   ARTICLE 9.
                        AMENDMENT, SUPPLEMENT AND WAIVER

          Section 9.01. WITHOUT CONSENT OF HOLDERS OF THE NOTES.

          Notwithstanding Section 9.02 of this Indenture, without the consent of any Holder of Notes, the Company and the Trustee may amend or supplement this Indenture or the Notes:

                    (i) to cure any ambiguity, defect or inconsistency which, in the good faith opinion of the Board of Directors of the Company evidenced by a Board Resolution, exists;

                    (ii) to provide for uncertificated Notes in addition to or in place of certificated Notes;

                    (iii) to comply with Article 5 hereof;

                    (iv) to make any change that would provide any additional rights or benefits to the Holders of the Notes;

                    (v) to execute and deliver any documents necessary or appropriate to release Liens on any Collateral as permitted by Section
          10.03 or 10.04(b) hereof;

                    (vi) to comply with requirements of the Commission in connection with the qualification of this Indenture under the TIA; or

                    (vii) to substitute a new Trustee pursuant to Sections 7.08 or 7.09.

          Upon the written request of the Company accompanied by resolutions of the Board of Directors or other governing body of the Company authorizing the execution of any such amended or supplemental indenture, and upon receipt by the Trustee of the documents described in Section 9.06 hereof, the Trustee shall join with the Company in the execution of any amended or supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

          Section 9.02. WITH CONSENT OF HOLDERS OF NOTES.

          Except as provided in the next sentence and the next two succeeding paragraphs, this Indenture and the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then Outstanding voting as a single class (including consents obtained in connection with a tender offer or exchange offer for Notes), and, in such case, without prior written notice to the Holders and subject to Sections 6.04 and
6.07 hereof, any existing Default or Event of Default or compliance with any provision of this Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then Outstanding Notes (including consents obtained in connection with a tender offer or exchange offer for Notes). Subject to the requirements of the TIA, the Security Agreements, the Intercompany Notes, the Intercompany Notes Guarantees and the provisions of
Section 4.06, including any definition used therein, and Section 4.13 may be amended or supplemented, or compliance with provisions contained therein or in any such definition waived, with the consent of the Holders of at least 75% in principal amount of the Notes then Outstanding voting as a single class (including consents obtained in connection with a tender offer or exchange offer for Notes); provided, however, that the amendment of (a) the definition of "Principal Maturity Date" or "Contingent Interest Maturity Date", (b) the order of payments provided for in Section 4.06(a) hereof, (c) the $0.95 and $0.05 figures contained in clause (v) of Section 4.06(a) hereof, (d) the 5.263% figure contained in clause (vi) of Section 4.06(a) hereof, and (e) the $100,000,000 amount and 95% and 5% figures set forth in clause (vii) of Section 4.06(a) hereof, shall require the consent of each Holder affected by such amendment.

          Upon the written request of the Company accompanied by resolutions of the Board of Directors or other governing body of the Company authorizing the execution of any such amended or supplemental indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Notes as aforesaid, and upon receipt by the Trustee of the documents described in Section 9.06 hereof, the Trustee shall join with the Company in the execution of such amended or supplemental indenture unless such amended or supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may, but shall not be obligated to, enter into such amended or supplemental indenture.

          It shall not be necessary for the consent of the Holders of Notes under this Section 9.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

          After an amendment, supplement or waiver under this Section 9.02 becomes effective, the Company shall mail to the Holders of each Note affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure or delay of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental indenture or waiver.

          Without the consent of each Holder affected, an amendment or waiver, including a waiver pursuant to Section 6.04, may not:

                    (i) reduce the percentage or principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

                    (ii) reduce the principal of or change the Principal Maturity Date of any Note;

                    (iii) reduce the rate of or change the time for payment of Interest on any Note;

                    (iv) waive a Default or Event of Default in the payment of principal of or Interest on the Notes (except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the then Outstanding Notes and a waiver of the payment default that resulted from such acceleration);

                    (v) make any Note payable in money other than that stated in the Notes; or

                    (vi) change the place or currency of payment of principal of or Interest on, any Note;

                    (vii) impair the right to institute suit for the enforcement of any payment on or after the Principal Maturity Date of any Note; or

                    (viii) make any change in the foregoing amendment and waiver provisions.

          Section 9.03. COMPLIANCE WITH TRUST INDENTURE ACT.

          Every amendment or supplement to this Indenture or the Notes shall be set forth in an amended or supplemental indenture that complies with the TIA as then in effect.

          Section 9.04. REVOCATION AND EFFECT OF CONSENTS.

          Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder or subsequent Holder of a Note may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the Trustee receives notice evidencing the taking of action by the Holders of the specified percentage in aggregate principal amount specified in this Indenture with respect to such waiver, supplement or amendment. When an amendment, supplement or waiver becomes effective in accordance with its terms, it thereafter binds every Holder.

          Section 9.05. NOTATION ON OR EXCHANGE OF NOTES.

          The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. The Company in exchange for all Notes may issue and the Trustee shall authenticate new Notes that reflect the amendment, supplement or waiver.

          Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

          Section 9.06. TRUSTEE TO SIGN AMENDMENTS, ETC.

          The Trustee shall sign any amended or supplemental indenture or amended Security Agreements authorized pursuant to this Article 9 if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. The Company may not sign an amendment or supplemental indenture until the Board of Directors approves it. In signing or refusing to sign any amended or supplemental indenture the Trustee shall be entitled to receive and (subject to Section 7.01 hereof) shall be fully protected in relying upon, in addition to the documents required by Section
12.04 hereof, an Officer's Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith and therewith, and that it will be valid and binding upon the Company in accordance with its terms.

                                  ARTICLE 10.
                             COLLATERAL AND SECURITY

          Section 10.01. SECURITY AGREEMENTS.

          The due and punctual payment of the principal of and Fixed Interest, but not Contingent Interest, on the Notes when and as the same shall be due and payable, whether on an Interest Payment Date, at the Principal Maturity Date , by acceleration or by prepayment in accordance with Section 3.07, and interest on the overdue principal of the Notes and performance of all other obligations of the Company (excluding any and all obligations with respect to any Contingent Interest) to the Holders of Notes, the Trustee or the Collateral Trustee under this Indenture, the Security Agreements and the Notes, according to the terms hereunder or thereunder, shall be secured as provided in the Security Agreements which the Company has entered into simultaneously with the execution of this Indenture. Each Holder of Notes, by its acceptance thereof, consents and agrees to the terms of the Security Agreements (including, without limitation, the provisions providing for foreclosure and release of Collateral) as the same may be in effect or may be amended from time to time in accordance with its terms, appoints the Collateral Trustee to act as the "Collateral Trustee" thereunder and authorizes and directs the Collateral Trustee to enter into the Security Agreements and to perform its obligations and exercise its rights thereunder in accordance therewith. The Company shall do or cause to be done all such acts and things as may be necessary or proper, or as may be required by the provisions of the Security Agreements, to assure and confirm to the Trustee and the Collateral Trustee the security interest in the Collateral contemplated hereby, by the Security Agreements or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Notes secured hereby, according to the intent and purposes herein expressed. The Company shall take, or shall cause its Subsidiaries to take any and all actions reasonably required to cause the Security Agreements to create and maintain, as security for the Obligations of the Company hereunder, a valid and enforceable perfected Lien in and on all the Collateral, in favor of the Collateral Trustee for the ratable benefit of the Holders of Notes, superior to and prior to the rights of all third Persons other than the Collateral Trustee and those Persons holding First Lien Debt, and subject to no Liens (other than Liens permitted by the Security Agreements).

          Section 10.02. RECORDING AND OPINIONS.

          (a) The Company shall furnish to the Collateral Trustee and the Trustee promptly following the execution and delivery of this Indenture, an Opinion of Counsel, either (i) stating that, in the opinion of such counsel, action has been taken with respect to the recording, registering, filing, re-recording, re-registering and re-filing of all supplemental indentures, financing statements, continuation statements or other instruments of further assurance as is necessary to maintain the Lien of the Security Agreements and reciting with respect to the security interests in the Collateral the details of such action or referring to prior Opinions of Counsel in which such details are given or (ii) stating that, in the opinion of such counsel, no such action is necessary to make such Lien effective.

          (b) The Company shall furnish to the Collateral Trustee and the Trustee within three months after each anniversary of the Issue Date an Opinion of Counsel, dated as of such date, either (i) (A) stating that, in the opinion of such counsel, action has been taken with respect to the recording, registering, filing, re-recording, re-registering and re-filing of all supplemental indentures, financing statements, continuation statements or other instruments of further assurance as is necessary to maintain the Lien of the Security Agreements and reciting with respect to the security interests in the Collateral the details of such action or referring to prior Opinions of Counsel in which such details are given and (B) stating that, based on relevant laws as in effect on the date of such Opinion of Counsel, all financing statements and continuation statements have been executed and filed that are necessary as of such date and during the succeeding 12 months fully to preserve and protect, to the extent such protection and preservation are possible by filing, the rights of the Holders of Notes and the Collateral Trustee and the Trustee hereunder and under the Security Agreements with respect to the security interests in the Collateral, or (ii) stating that, in the opinion of such counsel, no such action is necessary to maintain such Lien and assignment.

          Section 10.03. RELEASE OF COLLATERAL.

          (a) Subject to subsection (b) of this Section 10.03, Collateral may be released from the Lien and security interest created by the Security Agreements at any time or from time to time in accordance with the provisions of the Security Agreements and as provided hereby. The Collateral will be automatically released from the Lien at such time as (i) the Company has paid in full or otherwise provided for the payment in full in accordance with this Indenture of the principal amount and Fixed Interest due on all of the Notes; (ii) the Collateral is foreclosed upon in accordance with the Security Agreements; or
(iii) with the consent of the Holders of 75% in principal amount of Notes then Outstanding voting as a single class (including consents obtained in connection with a tender offer or exchange offer for Notes). Upon the request of the Company pursuant to an Officer's Certificate certifying that all conditions precedent to such release hereunder and under the Security Agreements have been met, if the Trustee is not the Collateral Trustee, the Trustee shall thereafter deliver a certificate to the Collateral Trustee stating that such conditions have been satisfied, and instruct the Collateral Trustee to release the Liens pursuant to this Indenture and the Security Agreements. Upon receipt of such Officer's Certificate, the Collateral Trustee shall (at the sole cost and expense of the Company) execute, deliver or acknowledge any necessary or proper instruments of termination, satisfaction or release to evidence the release of any Collateral permitted to be released pursuant to this Indenture or the Security Agreements.

          (b) The release of any Collateral from the terms of this Indenture and the Security Agreements shall not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Collateral is released pursuant to the terms of the Security Agreements. To the extent applicable, the Company shall cause TIA (S)313(b), relating to reports, and TIA (S)314(d), relating to the release of property or securities from the Lien and security interest of the Security Agreements and relating to the substitution therefor of any property or securities to be subjected to the Lien and security interest of the Security Agreements, to be satisfied. Any certificate or opinion required by TIA (S)314(d) may be made by an Officer of the Company except in cases where TIA (S)314(d) requires that such certificate or opinion be made by an independent Person, which Person shall be an independent engineer, appraiser or other expert selected or approved by the Company.

          Section 10.04. CERTIFICATES OF THE COMPANY.

     The Company shall furnish to the Trustee and the Collateral Trustee, prior to each proposed release of Collateral pursuant to the Security Agreements, (i) all documents, if any, required by TIA (S)314(d) and (ii) an Opinion of Counsel, which may be rendered by internal counsel to the Company, to the effect that such accompanying documents constitute all documents required by TIA (S)314(d). The Trustee and the Collateral Trustee may, to the extent permitted by Sections
7.01 and 7.02 hereof, accept as conclusive evidence of compliance with the foregoing provisions the appropriate statements contained in such documents and such Opinion of Counsel.

          Section 10.05. CERTIFICATES OF THE TRUSTEE.

          In the event that the Company wishes to release Collateral in accordance with the Security Agreements and has delivered the certificates and documents required by the Security Agreements and Sections 10.03 and 10.04 hereof, the Trustee shall determine whether it has received all documentation required by TIA (S)314(d) in connection with such release and, based on such determination and the Opinion of Counsel delivered pursuant to Section 10.02, shall deliver a certificate to the Collateral Trustee setting forth such determination; provided, however, that so long as the Trustee is the Collateral Trustee, the requirement that the Trustee deliver a certificate to the Collateral Trustee shall not be applicable.

          Section 10.06. AUTHORIZATION OF ACTIONS TO BE TAKEN BY THE TRUSTEE
                         AND THE COLLATERAL TRUSTEE UNDER THE SECURITY
                         AGREEMENTS.

          Subject to the provisions of Section 7.01 and 7.02 hereof, the Trustee shall, in its sole discretion and without the consent of the Holders of Notes, direct, on behalf of the Holders of Notes, the Collateral Trustee to take all actions it deems necessary or appropriate in order to (a) enforce any of the terms of the Security Agreements and (b) collect, receive and distribute any and all amounts payable in respect of the Obligations of the Company hereunder or under the Security Agreements. The Trustee and the Collateral Trustee shall have power to institute and maintain such suits and proceedings as either may deem expedient to prevent any impairment of the Collateral by any acts that may be unlawful or in violation of the Security Agreements or this Indenture, and such suits and proceedings as the Trustee or the Collateral Trustee may deem expedient to preserve or protect its interests and the interests of the Holders of Notes in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or be prejudicial to the interests of the Holders of Notes or of the Trustee or the Collateral Trustee).

          Section 10.07. AUTHORIZATION OF RECEIPT OF FUNDS BY THE TRUSTEE
                         UNDER THE SECURITY AGREEMENTS.

          The Collateral Trustee shall deliver to the Trustee and the Trustee is authorized to receive any funds for the benefit of the Holders of Notes distributed under the Security Agreements, and to make further distributions of such funds to the Holders of Notes according to the provisions of this Indenture and the Security Agreements.

                                  ARTICLE 11.
                           SATISFACTION AND DISCHARGE

          Section 11.01. SATISFACTION AND DISCHARGE.

          This Indenture will be discharged and will cease to be of further effect as to all Notes issued hereunder, when:

          (1)  either:

          (a) all Notes that have been authenticated (except lost, stolen or destroyed Notes that have been replaced or paid and Notes for whose payment money has theretofore been deposited in trust and thereafter repaid to the Company) have been delivered to the Trustee for cancellation; or

          (b) the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for the benefit of the Holders, cash in U.S. dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient without consideration of any reinvestment of interest, to pay and discharge the entire indebtedness on the Notes not delivered to the Trustee for cancellation for principal on, accrued and unpaid Fixed Interest to the Principal Maturity Date or, if prepaid in accordance with Section 3.07, to the prepayment date set forth in the notice contemplated by Section 3.01 and the maximum remaining amount of Contingent Interest payable on all Outstanding Notes;

          (2) no Default or Event of Default shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, any other material instrument to which the Company is a party or by which the Company is bound;

          (3) the Company has paid or caused to be paid all sums payable by it under this Indenture; and

          (4) the Company has delivered irrevocable instructions to the Trustee under this Indenture to apply the deposited money toward the payment of the Notes at maturity or the prepayment date, as the case may be.

          In addition, the Company must deliver an Officer's Certificate and an Opinion of Counsel to the Trustee stating that all conditions precedent to satisfaction and discharge have been satisfied.

          Notwithstanding the satisfaction and discharge of this Indenture, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section, the provisions of Section 12.02 and Section 8.06 shall survive.

          Section 11.02. APPLICATION OF TRUST MONEY.

          Subject to the provisions of Section 8.06, all money deposited with the Trustee pursuant to Section 11.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and Interest, for whose payment such money has been deposited with the Trustee; provided, however, such money need not be segregated from other funds except to the extent required by law.

          If the Trustee or Paying Agent is unable to apply any money or Government Securities in accordance with Section 11.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's Obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 11.01; provided, however, that if the Company has made any payment of principal of Interest on any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or Government Securities held by the Trustee or Paying Agent.

                                  ARTICLE 12.
                                  MISCELLANEOUS

          Section 12.01. TRUST INDENTURE ACT CONTROLS.

          If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA (S)318(c), the imposed duties shall control.

          Section 12.02. NOTICES.

          Any notice or communication by the Company, the Trustee or the Collateral Trustee to the other is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

          If to the Company:

          The FINOVA Group Inc.
          4800 North Scottsdale Road
          Scottsdale, Arizona 85251-7623
          Attention: President
          (480) 636-4800
          (480) 636-5036 (facsimile)

          If to the Trustee:
          The Bank of New York
          101 Barclay Street, 21st Floor West
          New York, New York 10286
          Attention:  Corporate Trust Administration
          (212) 815-5915 (facsimile)

          If to the Collateral Trustee, at the address provided in the Security Agreements for notices to be sent.

          The Company or the Trustee, by notice to the other may designate additional or different addresses for subsequent notices or communications.

          All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier promising next Business Day delivery, except that notices and communications to the Trustee or the Collateral Trustee shall be deemed duly given and effective only upon receipt.

          Any notice or communication to a Holder shall be mailed by first class mail or by overnight air courier promising next Business Day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA (S)313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

          If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

          If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee at the same time.

          Section 12.03. COMMUNICATION BY HOLDERS OF NOTES WITH OTHER HOLDERS
                         OF NOTES.

          Holders may communicate pursuant to TIA (S)312(b) with other Holders with respect to their rights under this Indenture, the Notes and the Security Agreements. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA (S)312(c).

          Section 12.04. CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

          Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee, upon request:

          (a) an Officer's Certificate in form and substance reasonably satisfactory to the Trustee, as applicable (which shall include the statements set forth in Section 12.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

          (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied; PROVIDED, HOWEVER, THAT SUCH AN OPINION OF COUNSEL SHALL NOT BE REQUIRED WITH RESPECT TO AN ORIGINAL AUTHENTICATION AND ISSUANCE OF NOTES.

          Section 12.05. STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA (S)314(a)(4)) shall comply with the provisions of TIA
(S)314(e) and shall include:

          (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

          (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

          Section 12.06. RULES BY TRUSTEE AND AGENTS.

          The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

          Section 12.07. NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES
                         AND STOCKHOLDERS.

          No director, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Notes, this Indenture, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

          Section 12.08. GOVERNING LAW.

          THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE AND THE NOTES WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

          Section 12.09. NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

          This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

          Section 12.10. SUCCESSORS.

          All agreements of the Company in this Indenture and the Notes shall bind its successors and assigns. All agreements of the Trustee in this Indenture shall bind its successors and assigns.

          Section 12.11. SEVERABILITY.

          In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 12.12. COUNTERPART ORIGINALS.

          The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

          Section 12.13. TABLE OF CONTENTS, HEADINGS, ETC.

          The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

          [Signatures on following page]

                                   SIGNATURES

Dated as of August 22, 2001

                              THE FINOVA GROUP INC.

                              By: /s/ William J. Hallinan
                                 ------------------------------
                                 Name:  William J. Hallinan
                                 Title:  Executive Vice President and Secretary

                              THE BANK OF NEW YORK, as Trustee

                              By: /s/ Van K. Brown
                                 ------------------------------
                                 Name:  Van K. Brown
                                 Title:  Vice President

                                                                       EXHIBIT A
                                 [FACE OF NOTE]

    7.5% SENIOR SECURED NOTE MATURING 2009 WITH CONTINGENT INTEREST DUE 2016

CUSIP No. 317928 AA 7

ISIN No. UF317928AA70

No.___                                                        $____________

          THE FINOVA GROUP INC. promises to pay to ________________________ or its registered assigns the principal sum of _______________________ Dollars on November 15, 2009.

          Interest Payment Dates: May 15 and November 15, commencing November 15, 2001.

          Reference Dates: The fifth Business Day immediately preceding each Interest Payment Date.

          Additional provisions of this Note are set forth on the other side of this Note.

Dated:  ________


                              THE FINOVA GROUP INC.

                              By:
                                 ------------------------------
                                      Name:
                                      Title:

TRUSTEE'S CERTIFICATION OF AUTHENTICATION:

This is one of the Notes
referred to in the within
mentioned Indenture:

THE BANK OF NEW YORK, as Trustee

By:
   ------------------------------
       Authorized Signatory

                                 [BACK OF NOTE]

    7.5% SENIOR SECURED NOTE MATURING 2009 WITH CONTINGENT INTEREST DUE 2016

          Capitalized terms used herein have the meanings assigned to them in the Indenture (as defined below) unless otherwise indicated.

          1. Interest and Principal. (A) The FINOVA Group Inc., a Delaware corporation (the "Issuer"), promises to pay Interest on the principal amount of this Note at the rate and in the manner specified below. Principal will be paid, (i) if and to the extent the Issuer is permitted to make such payments pursuant to the terms of the Indenture (as defined below), semi-annually on each May 15 and November 15, commencing November 15, 2001 or if any such day is not a Business Day on the next succeeding Business Day (each a "Principal Payment Date") and (ii) in any event, on November 15, 2009 (the "Principal Maturity Date").

          (B) Fixed interest ("Fixed Interest") will accrue at 7.5% per annum and will be payable, if and to the extent the Issuer is permitted to make such payments pursuant to the terms of the Indenture, semi-annually on each May 15 and November 15, commencing November 15, 2001 or if any such day is not a Business Day on the next succeeding Business Day (each an "Interest Payment Date"). Interest shall be paid in accordance with the provisions of Section
4.06 of the Indenture; provided, however, that to the extent Fixed Interest is not paid on an Interest Payment Date, such amount of unpaid Fixed Interest shall accrue interest at the rate of 7.5% per annum until paid and shall be treated as Fixed Interest for all purposes under the Indenture. Payments of Fixed Interest shall be applied first to all accrued but previously unpaid Fixed Interest in the order in which such Fixed Interest accrued. Fixed Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Fixed Interest shall accrue from the most recent date to which Fixed Interest has been paid or, if no interest has been paid, from the Issue Date. After the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceedings, relating to the Issuer, unpaid principal and Interest on the Notes shall continue to include interest accruing at the rate provided in the Notes, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding.

          Principal and Fixed Interest shall be payable to the Holders of record of the Notes at 5:00 p.m., New York City time, on the fifth Business Day immediately preceding either a Principal Payment Date or an Interest Payment Date (each such date, a "Reference Date").

          (C) Each $1,000 principal amount of the Notes entitles the Holder thereof to receive such Holder's pro rata share of an aggregate of up to $100,000,000 of additional interest ("Contingent Interest") based on the respective aggregate principal amount of each Holder's Notes. Contingent Interest will be payable, if and to the extent the Issuer is permitted to make such payments pursuant to the terms of the Indenture, on each Interest Payment Date until the first to occur of (A) the payment of an aggregate of

$100,000,000 in Contingent Interest (as such amount may be reduced as provided in Section 4.06 of the Indenture) or (B) the Contingent Interest Maturity Date.

          2. Method of Payment. The Issuer will pay principal on the Notes to the Persons who are registered Holders of Notes on the applicable Reference Date next preceding the Principal Payment Date, even if such Notes are cancelled after such Reference Date and on or before such Principal Payment Date. The Issuer will pay Fixed Interest and Contingent Interest on the Notes to the Persons who are registered Holders of Notes at the close of business on the applicable Reference Date next preceding the Interest Payment Date, even if such Notes are cancelled after such Reference Date and on or before such Interest Payment Date. The Issuer will pay principal and Interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Notes will be payable both as to principal and Interest at the office or agency of the Issuer maintained for such purpose within the City and State of New York or, at the option of the Issuer, payment of Interest may be made by check mailed to the Holders of Notes at their respective addresses set forth in the register of Holders of Notes. Unless otherwise designated by the Issuer, the Issuer's office or agency in New York will be the office or agency of the Trustee maintained for such a purpose.

          3. Paying Agent and Registrar. Initially, the Trustee will act as Paying Agent and Registrar. The Issuer may change any Paying Agent, Registrar or co-registrar without prior notice to any Holder of a Note. The Issuer may act in any such capacity.

          4.  Indenture.  The Issuer issued the Notes under an Indenture, dated
as of August   , 2001 (the "Indenture"), between the Issuer and the Trustee.
The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code
(S)(S) 77aaa-77bbbb), as in effect on the Issue Date. The Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and such act for a statement of such terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Notes. The Notes are secured obligations of the Issuer.

          5. Optional Prepayment. Subject to compliance with Section 4.06 of the Indenture, the Issuer shall have the option to prepay the Notes, in whole or in part, upon not less than 10 nor more than 60 days' notice, at a prepayment price equal to the principal amount of the Notes or portion thereof being prepaid (subject to the right of Holders of record on the relevant record date to receive Fixed Interest due on the related Interest Payment Date) but without premium or penalty of any kind.

          6. Sinking Fund Payments. The Issuer will not be required to make sinking fund payments with respect to the Notes.

          7. Notice of Prepayment. Notice of prepayment pursuant to Article 3 of the Indenture shall be mailed at least 10 days but not more than 60 days before the prepayment date to each Holder whose Notes are to be prepaid at its registered address.

Notes may be prepaid in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder of Notes are to be prepaid. On and after the prepayment date, Fixed Interest ceases to accrue on Notes or portions of them called for prepayment.

          8. Denominations, Transfer, Exchange. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder of a Note, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Note or portion of a Note selected for prepayment. Also, it need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be prepaid pursuant to Article 3 of the Indenture.

          9. Persons Deemed Owners. Prior to due presentment to the Trustee for registration of the transfer of this Note, the Trustee, any Agent and the Issuer may deem and treat the Person in whose name this Note is registered as its absolute owner for the purpose of receiving payment of principal of and Interest on this Note and for all other purposes whatsoever, whether or not this
Note is overdue, and neither the Trustee, any Agent nor the Issuer shall be affected by notice to the contrary. The Holder shall be treated as its owner for all purposes.

          10. Amendments, Supplement and Waivers. Subject to certain exceptions, the Indenture and the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then Outstanding Notes, and noncompliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then Outstanding Notes. Without the consent of any Holder of a Note, the Indenture and the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to comply with Article V of the Indenture, to make any change that would provide any additional rights or benefits to the Holders of the Notes, to execute and deliver any documents necessary or appropriate to release Liens on any Collateral as permitted by the Indenture; to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act or to substitute a new Trustee pursuant to Sections 7.08 or 7.09 of the Indenture.

          11. Defaults and Remedies. Events of Default include, without limitation: the failure of the Issuer to pay all or any part of the unpaid principal on the Notes when and as the same becomes due and payable at the Principal Maturity Date, upon prepayment in accordance with Section 3.07 of the Indenture or by acceleration; failure by the Issuer to pay installments of Fixed Interest in full on the Notes for two consecutive Interest Payment Dates whether or not required to be paid pursuant to Section 4.06 of the Indenture, provided that both of such installments remain unpaid after such second consecutive Interest Payment Date; failure by the Issuer or any of its Subsidiaries to observe or perform the provisions of Sections 4.01 or 4.06 of the Indenture, if such failure is not remedied within 30 days; failure by the Issuer to observe or perform in all material respects any other covenant or agreement on the part of the Issuer contained in the Notes or the Indenture, if such failure is not remedied within 60 days after written notice is given to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes then Outstanding, in either case specifying such default, requiring that such default be remedied and stating that such notice is a "Notice of Default;" from and after the payment in full of the obligations under the Berkadia Credit Agreement, failure by the Issuer or any Significant Subsidiary to observe or perform in all material respects any covenant or agreement on the part of the Issuer or such Significant Subsidiary contained in the Security Agreements, the Intercompany Notes, the Intercompany Notes Guarantee or the Intercompany Notes Pledge Agreement, if such failure is not remedied within 60 days after written notice is given to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes then Outstanding, in either case specifying such default, requiring that such default be remedied and stating that such notice is a "Notice of Default;" the transfer or other disposition by the Issuer of the Intercompany Notes, other than a transfer or other disposition (a) to a Subsidiary of the Issuer where such transfer or other disposition does not result in any adverse impact on the rights of any Holder, or (b) to the surviving entity in a merger or consolidation permitted by Section
5.01 of the Indenture; any of the Security Agreements shall cease, for any reason, to be in full force and effect with respect to any of the Collateral, or the Issuer shall so assert with respect to any Security Agreements, or any Lien created by any of the Security Agreements with respect to any of the Collateral shall cease to be enforceable and of the same effect and priority purported to be created thereby, in each case, except with respect to any such event that is immaterial to the rights of the Holders; a default occurs under the Berkadia Loan, if such default results in the acceleration of the Berkadia Loan prior to its express maturity; any Intercompany Notes Guarantee issued by an Intercompany Notes Guarantor that is a Significant Subsidiary shall cease, for any reason, to be in full force and effect, or such Guarantor shall so assert with respect to such Intercompany Notes Guarantee, or the Intercompany Notes Pledge Agreement with respect to a Guarantor that is a Significant Subsidiary shall cease, for any reason, to be in full force and effect with respect to any of the Intercompany Collateral of such Guarantor, or such Guarantor shall so assert with respect to such Intercompany Notes Pledge Agreement, or any lien created by the Intercompany Notes Pledge Agreement with respect to the Intercompany Collateral of such a Guarantor shall cease to be enforceable and of the same effect and priority purported to be created thereby, in each case, except with respect to any such event that is immaterial to the rights of the Issuer under the Intercompany Notes; and certain events of bankruptcy or insolvency with respect to the Issuer, FINOVA Capital or any Intercompany Notes Guarantor that is a Significant Subsidiary of the Issuer. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then Outstanding Notes may declare all the Notes to be due and payable immediately. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then Outstanding Notes may direct the Trustee in its exercise of any trust or power; provided, however, that in determining whether the Holders of the required principal amount of Notes have concurred in any such direction, Notes owned by any Affiliate of the Issuer shall be disregarded, except that for purposes of determining whether the Trustee shall be protected in relying on any such direction, only Notes which a responsible officer of the Trustee actually knows are so owned shall be disregarded. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then Outstanding, by notice to the Trustee, may on behalf of the Holders of all of the Notes waive any past Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on or principal of the Notes; provided, however, that in determining whether the Holders of the required principal amount of Notes have concurred in any such waiver, Notes owned by any Affiliate of the Issuer shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, only Notes which a responsible officer of the Trustee actually knows are so owned shall be disregarded.

          12. Trustee Dealings with Issuer. The Trustee under the Indenture, in its individual or other capacity, may make loans to, accept deposits from, and perform services for the Issuer or its Affiliates, and may otherwise deal with the Issuer or its Affiliates, as if it were not Trustee; however, if the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Commission for permission to continue as Trustee or resign.

          13. No Personal Liabilities of Directors, Officers, Employees and Stockholders. No director, officer, employee, incorporator or stockholder of the Issuer, as such, shall have any liability for any obligations of the Issuer under the Notes, the Indenture or the Pledge Agreement or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

          14. Authentication. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

          15. Abbreviations. Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          16. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP, CINS, Common Code and/or ISIN numbers to be printed on the Notes and has directed the Trustee to use CUSIP, CINS, Common Code and ISIN numbers in notices of prepayment as a convenience to Holders of Notes. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of prepayment and reliance may be placed only on the other identification numbers placed thereon.

          17. Pledge Agreement. As provided in the Indenture and the Pledge Agreement, and subject to certain limitations set forth therein, the Obligations of the Issuer under the Indenture and the Pledge Agreement are secured by the Collateral as provided in the Pledge Agreement. Each Holder, by accepting a Note, agrees to be bound by all terms and provisions of the Pledge Agreement, as the same may be amended from time to time. The Liens created under the Pledge Agreement shall be released upon the terms and subject to the conditions set forth in the Indenture and the Pledge Agreement.

          18. Successor Corporation. When a successor Person assumes all the obligations of its predecessor under the Indenture, such successor Person may exercise every right and power of the Issuer under the Indenture with the same effect as if such successor Person had been named as the Issuer therein.

          The Issuer will furnish to any Holder of a Note upon written request and without charge a copy of the Indenture or the Pledge Agreement. Request may be made to:

          The FINOVA Group Inc.
          4800 North Scottsdale Road
          Scottsdale, Arizona 85251-7623
          Attention: Secretary
          (480) 636-4800
          (480) 636-5036 (facsimile)

                                ASSIGNMENT FORM

          To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to

________________________________________________________________________
          (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________
          (print or type assignee's name, address and zip code)

          and irrevocably appoint ______________________ agent to transfer this Note on the books of the Issuer. The Agent may substitute another to act for him.

Date: _______________


                    Your Signature: ______________________

                    (Sign exactly as your name appears on the face of this Note)


          Signature Guarantee:

                                                                       EXHIBIT B

                           COLLATERAL TRUST AGREEMENT

                           Dated as of August 21, 2001

                                      among

  FINOVA CAPITAL CORPORATION, THE FINOVA GROUP INC. and Each Other Grantor From
                           Time to Time Party Hereto,

                                  BERKADIA LLC,

                              THE BANK OF NEW YORK,

                            as the Indenture Trustee,

                                       and

                            WILMINGTON TRUST COMPANY,

                            as the Collateral Trustee



                           Weil, Gotshal & Manges LLP
                                767 Fifth Avenue
                          New York, New York 10153-0119

                           COLLATERAL TRUST AGREEMENT

          COLLATERAL TRUST AGREEMENT, dated as of August 21, 2001 (this "Agreement"), by FINOVA CAPITAL CORPORATION ("FNV Capital"), THE FINOVA GROUP INC. (the "Parent") and each of the other entities listed on the signature pages hereof or which becomes a party hereto pursuant to Section 6.10 of the Subsidiary Security Agreement (collectively with FNV Capital and the Parent, the "Grantors"), BERKADIA LLC ("Berkadia" or the "Lender"), THE BANK OF NEW YORK, acting not in its individual capacity but solely as trustee under the Indenture (in such capacity, the "Indenture Trustee"), and WILMINGTON TRUST COMPANY, acting, except to the extent expressly stated otherwise in Section 2.2 and
Section 6.2, not in its individual capacity but solely as Collateral Trustee under this Agreement for the Secured Parties (in such capacity, the "Collateral Trustee").

                              W i t n e s s e t h:

          Whereas, (i) FNV Capital and Berkadia entered into the Credit Agreement, dated as of August 21, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which Berkadia extended to FNV Capital a term loan in the principal amount of $5.6 billion, (ii) FNV Capital has issued and may issue promissory notes comprising the Intercompany Note to the Parent, (iii) the Parent entered into the Parent Guaranty, pursuant to which the Parent has guaranteed the Credit Agreement Obligations, (iv) each Grantor, other than the Parent and FNV Capital, entered into the Subsidiary Guaranty, pursuant to which each such Grantor has guaranteed the Credit Agreement Obligations, (v) each Grantor, other than the Parent, entered into the Pledge and Security Agreement, dated as of August 21, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Subsidiary Security Agreement"), in favor of the Collateral Trustee, (vi) the Parent has issued and may issue the Senior Notes pursuant to the Indenture, dated as of August 21, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), between the Parent and the Indenture Trustee, and (vii) the Parent entered into the Pledge and Security Agreement, dated as of August 21, 2001, in favor of the Collateral Trustee (as amended, restated, supplemented or otherwise modified from time to time, the "Parent Security Agreement"); and

                              DECLARATION OF TRUST:

          Now, therefore, to secure, in accordance with the provisions of the Secured Debt Instruments and the Collateral Documents, the payment, observance and performance of the Secured Debt and in consideration of the premises and the mutual agreements set forth herein, the Collateral Trustee does hereby declare that it holds or will hold as the Collateral Trustee in trust under this Agreement all of its right, title and interest in, to and under all the following (and each Grantor hereby consents thereto) for the benefit of the Secured Parties:

               (A) each Collateral Document and the Collateral granted to the Collateral Trustee thereunder;

               (B) the Pledged Collateral delivered to, and accepted in writing by, the Collateral Trustee and the accompanying endorsements or instruments of transfer duly executed in blank;

               (C) each agreement or other document entered into and/or delivered, from time to time, pursuant to Section 5.6, Section 8.1(a),
     Section 8.1(b) or Section 8.1(c) of this Agreement or pursuant to the terms of the Credit Agreement or the Collateral Documents and in each case accepted by the Collateral Trustee in writing, and the Collateral granted to the Collateral Trustee thereunder; and

               (D) the Proceeds of each of the foregoing (collectively with clauses (A), (B) and (C) above, the "Trust Estate");

          TO HAVE AND TO HOLD the Trust Estate unto the Collateral Trustee and its successors in trust under this Agreement and its assigns and the assigns of its successors in trust forever;

          IN TRUST NEVERTHELESS, under and subject to the terms and conditions set forth herein and in the other Collateral Documents, and for the benefit of the Secured Parties and for the enforcement of the payment of all Secured Debt, and for the performance of and compliance with the covenants and conditions of the Secured Debt Instruments and each of the Collateral Documents;

          PROVIDED, HOWEVER, that these presents are upon the condition that if all of the conditions set forth in Article VII of this Agreement are satisfied with respect to all of the Collateral, then this Agreement, and the estates and rights assigned in the Collateral Documents, shall cease, terminate and be void; otherwise they shall remain and be in full force and effect.

          IT IS HEREBY FURTHER COVENANTED AND DECLARED that the Trust Estate is to be held and applied by the Collateral Trustee, subject to the further covenants, conditions and trust hereinafter set forth.

          ARTICLE I. Defined Terms

          SECTION 1.1 DEFINITIONS.
                      -----------

          (a) Unless otherwise defined herein, terms defined in the Credit Agreement, the Subsidiary Security Agreement or the Parent Security Agreement and used herein have the meanings given to them in the Credit Agreement, the Subsidiary Security Agreement or the Parent Security Agreement, as the case may be.

          (b) The following terms shall have the following meanings:

          "Actionable Default" means a Collateral Event of Default which shall have occurred and be continuing.

          "Additional Grantor" means each entity which becomes a party hereto pursuant to Section 6.10 of the Subsidiary Security Agreement.

          "Bankruptcy Code" means Title 11 of the United States Code, 11 U.S.C. et seq., as the same may be amended from time to time, and any successor statute thereto.

          "Business Day" means a day which is not a Saturday, Sunday or any other day on which the Collateral Trustee, the Lender or the Indenture Trustee is not open for business.

          "Cash Equivalents" means "Cash Equivalents" as defined in the Credit Agreement; provided, however, that each of the items identified in clauses (b) and (e) of the definition of "Cash Equivalents" in the Credit Agreement may include obligations issued by the Collateral Trustee, its affiliates or any fund managed by the Collateral Trustee or its affiliates.

          "Collateral" means, collectively, "Collateral" as defined in each of the Collateral Documents and any other property in which the Collateral Trustee has, or purportedly has, an interest (including, without limitation, a Lien) from time to time under this Agreement or one or more of the other Collateral Documents.

          "Collateral Documents" means this Agreement, the Security Documents (including the Guaranties, the Pledge Agreements, the Mortgages and the Aircraft Mortgages) and all other security agreements, pledge agreements, mortgages (including leasehold mortgages), guaranties and other collateral or related documents executed and/or delivered by the Grantors and executed and/or delivered by the Collateral Trustee or accepted by the Collateral Trustee in writing, as the same may be amended, supplemented or otherwise modified in accordance with their respective terms and with the terms hereof.

          "Collateral Event of Default" means (i) until the payment in full of the Credit Agreement Obligations, an "Event of Default" as defined in the Credit Agreement and (ii) from and after the payment in full of the Credit Agreement Obligations, an "Event of Default" as defined in the Indenture; provided, however, that any required notice thereof has been given and any grace periods provided for therein have expired.

          "Collateral Trustee" has the meaning given in the introduction to this Agreement and shall include the Collateral Trustee's successors and assigns hereunder.

          "Collateral Trustee's Fees" means all fees, costs, expenses and other claims of the Collateral Trustee of the types described in Sections 5.2, 5.3,
5.4 and 5.5 of this Agreement.

          "Collateral Trustee's Fee Agreement" means the Collateral Trustee Fee Agreement, dated as of August 21, 2001, among the Collateral Trustee and FNV Capital.

          "Credit Agreement Obligations" means "Loan Document Obligations" as defined in the Credit Agreement.

          "Discharge Notice" means a written notice, signed by a Responsible Officer of the Parent, which requests a discharge of the Collateral Documents in accordance with the provisions of Section 7.2 of this Agreement and which certifies to the Collateral Trustee and the Secured Parties that:

          (i) One of the events enumerated in Section 7.l(a)(i) or 7.1(a)(ii) of this Agreement has occurred (specifying which event); and

          (ii) No Grantor Default shall exist after, or as a result of, the release of the Collateral.

          "Distribution Dates" means the Business Days fixed by the Collateral Trustee for the distribution of all moneys held by the Collateral Trustee in the Collateral Account, the first of which shall occur within thirty (30) days after the giving of a Notice of Actionable Default which has not theretofore been withdrawn and the balance of which shall, so long as such Notice of Actionable Default shall not have been withdrawn, be on the corresponding day in each calendar week thereafter.

          "FNV Capital Collateral" means all Property of FNV Capital, now owned or hereafter acquired, upon which a Lien is purported to be created by any Collateral Document.

          "FNV Capital Stock" means all of the Capital Stock or other equity interests of FNV Capital.

          "Grantor Default" means a default, event of default or unmatured event of default as defined in any Secured Debt Instrument or any Collateral Document.

          "Indenture Collateral" means the Parent Collateral, except for the Indenture Excluded Collateral.

          "Indenture Excluded Collateral" mean any Property of the Parent acquired from capital contributions to the Parent, any Proceeds of such Property and any Property acquired upon the sale, exchange or other dispositions of such Property or Proceeds.

          "Indenture Obligations" means any principal, interest and all other obligations and liabilities of the Parent (including interest accruing at the then applicable rate provided in the Indenture after the maturity of the Senior Notes and interest accruing at the then applicable rate provided in the Indenture after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Parent, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with the Indenture, the Senior Notes, the Parent Security Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, guarantee obligations, fees, indemnities, costs, expenses or otherwise; provided, however, that "Indenture Obligations" shall not include the Contingent Interest (as defined in the Indenture).

          "Intercompany Note Collateral" means, collectively, the FNV Capital Collateral and the Subsidiary Collateral.

          "Intercompany Note Obligations" means any principal, interest and all other obligations and liabilities of FNV Capital (including interest accruing at the then applicable rate provided in the Intercompany Note after the maturity thereof and interest accruing at the then applicable rate provided in the Intercompany Note after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to FNV Capital, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with the Intercompany Note, the Subsidiary Security Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, guarantee obligations, fees, indemnities, costs, expenses or otherwise.

          "Notice of Actionable Default" means a written certification, (i) until the payment in full of the Credit Agreement Obligations, from the Lender and (ii) from and after the payment in full of the Credit Agreement Obligations, from the Indenture Trustee, addressed to the Collateral Trustee certifying that an Actionable Default has occurred with respect to the Secured Debt.

          "Parent Collateral" means all Property of the Parent, now owned or hereafter acquired, upon which a Lien is purported to be created by any Collateral Document.

          "Pledged Collateral" means, collectively, "Pledged Collateral" as defined in each of the Collateral Documents.

          "Release Certificate" means:

          Section 12.14. with respect to all Collateral (other than the Intercompany Note, the FNV Capital Stock and the Indenture Excluded Collateral), a certificate, in form reasonably satisfactory to the Collateral Trustee, executed by (i) until the payment in full of the Credit Agreement Obligations, a Responsible Officer of the Lender, and (ii) from and after the payment in full of the Credit Agreement Obligations, a Responsible Officer of the Parent, which directs or requests the release of all or a specified portion of the Collateral in accordance with the provisions of Section 7.4 and which certifies to the Collateral Trustee that the release is in connection with:

          (a) a sale, transfer or disposition of such Collateral to a Person other than the Parent or a Subsidiary Guarantor (A) for fair market value or (B) pursuant to a contractual obligation to sell, transfer or dispose such Collateral to such Person (x) upon the termination of a Financing Transaction if such obligation arises pursuant to the contracts creating such Financing Transaction or (y) pursuant to the terms of a contract existing as of the date of this Agreement;

          (b) an incurrence of "Permitted Nonrecourse Indebtedness" (as defined in the Indenture);

          (c) an incurrence of Indebtedness described in clause (f) of the definition of "Permitted Indebtedness" (as defined in the Indenture);

          (d) a restructuring, repayment or termination of any Financing Transactions (as defined in the Indenture) constituting such Collateral;

          (e) a use of such Collateral as security for or otherwise in connection with any Financing Transactions, the terms of which require such release;

          (f) a lease or sublease of such Collateral to a third party, the terms of which lease or sublease require such release;

          (g) a settlement of claims against a Grantor;

          (h) if the release is with respect to any Capital Stock or other equity interests of any Grantor, a merger or consolidation of such Grantor with or into another Grantor; or

          (i) any transaction determined in good faith by the Board of Directors of the Parent to be in furtherance of maximizing the ultimate recovery from the Grantors' asset portfolio; and

          Section 12.15. with respect to the FNV Capital Stock, a certificate, in form reasonably satisfactory to the Collateral Trustee, executed by (i) until the payment in full of the Credit Agreement Obligations, a Responsible Officer of the Lender, and (ii) from and after the payment in full of the Credit Agreement Obligations, a Responsible Officer of the Parent, which directs or requests the release of all or a specified portion of the FNV Capital Stock in accordance with the provisions of Section 7.4 and which certifies to the Collateral Trustee that the release is in connection with a sale, transfer or disposition of such Collateral for fair market value; and

          Section 12.16. with respect to the Indenture Excluded Collateral, a certificate, in form reasonably satisfactory to the Collateral Trustee, executed by a Responsible Officer of the Lender, which directs the release of all or a specified portion of the Indenture Excluded Collateral in accordance with the provisions of Section 7.4 and which certifies to the Collateral Trustee that the Collateral subject to the release constitutes all or a portion of the Indenture Excluded Collateral.

          Any Release Certificate delivered by the Parent shall also certify that, as of the date of such release, no Actionable Default has occurred and is continuing.

          "Responsible Officer" means the chief executive officer, president or chief financial officer.

          "Secured Debt" means, collectively, the Credit Agreement Obligations, the Indenture Obligations, the Intercompany Note Obligations and the Collateral Trustee's Fees.

          "Secured Debt Instruments" means (i) the Loan Documents, (ii) the Intercompany Note and any other documents and instruments executed in connection therewith, (iii) the Indenture, the Senior Notes and any other documents and instruments executed in connection therewith and (iv) the Collateral Trustee's Fee Agreement.

          "Secured Party" means each of the Lender, the Parent and, on behalf of each holder of the Notes, the Indenture Trustee.

          "Subsidiary Collateral" means all Property of the Subsidiary Guarantors, now owned or hereafter acquired, upon which a Lien is purported to be created by any Collateral Document.

          SECTION 1.2 CERTAIN OTHER TERMS.
                      -------------------

          (a) The words "herein," "hereof," "hereto" and "hereunder" and similar words refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

          (b) References herein to an Annex, Schedule, Article, Section, subsection or clause refer to the appropriate Annex or Schedule to, or Article, Section, subsection or clause in this Agreement.

          (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          (d) Where the context requires, provisions relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

          (e) Any reference in this Agreement to a Secured Debt Instrument or Collateral Document shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any and all times such reference becomes operative.

          (f) The term "including" means "including without limitation" except when used in the computation of time periods.

          (g) The terms "Berkadia," "Lender," "Indenture Trustee," "Parent," "Collateral Trustee," "Secured Party," "Grantor" and "FNV Capital" include their respective successors.

          (h) References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

          ARTICLE II. Certain Obligations and Duties of the Collateral Trustee

          SECTION 2.1 AUTHORIZATION TO EXECUTE CERTAIN DOCUMENTS. Each Secured Party hereby authorizes the Collateral Trustee to, and the Collateral Trustee shall, execute and deliver each of the Collateral Documents requiring execution and delivery by it, and the Collateral Trustee shall accept delivery from the Grantors in writing of those Collateral Documents which do not require the Collateral Trustee's execution; provided, however, that the Collateral Trustee shall have no duty to execute and deliver, or to accept delivery of, any Collateral Document that is not satisfactory to it.

          SECTION 2.2 CERTAIN REPRESENTATIONS AND WARRANTIES. The Collateral Trustee represents and warrants to the Secured Parties as follows:

          (a) The Collateral Trustee is a Delaware banking corporation and has all required corporate power and authority to enter into and perform its obligations under this Agreement and any other Collateral Document to which it is or may become a party.

          (b) The execution, delivery and performance by the Collateral Trustee of this Agreement and any other Collateral Document to which it (i) is a party have been duly authorized by all necessary corporate action on the part of the Collateral Trustee and (ii) becomes a party will be duly authorized by all necessary corporate action on the part of the Collateral Trustee.

          (c) There are no actions or proceedings pending or, to its knowledge, threatened against it before any Governmental Authority (A) which question the validity or enforceability of this Agreement or any other Collateral Document to which it is a party; or (B) which relate to the banking or trust powers of the Collateral Trustee and which, if determined adversely to the position of the Collateral Trustee, would materially and adversely affect the ability of the Collateral Trustee to perform its obligations under this Agreement or any of the other Collateral Documents to which it is a party.

          (d) This Agreement and all of the other Collateral Documents to which the Collateral Trustee is a party have been duly executed and delivered by it.

          SECTION 2.3 ACTIONS.
                      -------

          (a) Until the payment in full of the Credit Agreement Obligations and
(i) prior to the Collateral Trustee's receipt of a Notice of Actionable Default or (ii) after the withdrawal of all pending Notices of Actionable Default in accordance with the terms of Section 3.1(b) and prior to the Collateral Trustee's receipt of any additional Notice of Actionable Default, the Collateral Trustee (A) shall take any action (other than the release of any portion of the Collateral) with respect to the Collateral and the Collateral Documents requested in writing by the Lender and (B) shall, pursuant to Section 7.4, release any portion of the Collateral from the Liens created under the Collateral Documents and take requested actions in connection therewith; provided, however, that the Collateral Trustee shall not be obligated to take any such action which is in conflict with the provisions of law or the Collateral Documents, is prohibited by order of any court or Governmental Authority or with respect to which the Collateral Trustee has not received adequate security or indemnity as provided in Section 6.4(d).

          (b) From and after the payment in full of the Credit Agreement Obligations until the payment in full of the Indenture Obligations and (i) prior to the Collateral Trustee's receipt of a Notice of Actionable Default or (ii) after the withdrawal of all pending Notices of Actionable Default in accordance with the terms of Section 3.1(b) and prior to the Collateral Trustee's receipt of any additional Notice of Actionable Default, the Collateral Trustee (A) shall take any action (other than the release of any portion of the Collateral) with respect to the Collateral and the Collateral Documents requested in writing by the Indenture Trustee and (B) shall, at the request of the Indenture Trustee or pursuant to Section 7.4, release any portion of the Collateral from the Liens created under the Collateral Documents and take requested actions in connection therewith; provided, however, that the Collateral Trustee shall not be obligated to take any such action which is in conflict with the provisions of law or the Collateral Documents, is prohibited by order of any court or Governmental Authority or with respect to which the Collateral Trustee has not received adequate security or indemnity as provided in Section 6.4(d).

          SECTION 2.4 LIMITATION ON DUTIES. The Collateral Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Collateral Trustee deals with similar property for its own account. Neither the Collateral Trustee, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person (except pursuant to Section 2.3, Article III or Article VII) or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Trustee hereunder are solely to protect the Collateral Trustee's interest in the Collateral and shall not impose any duty upon the Collateral Trustee or any other Secured Party to exercise any such powers. The Collateral Trustee and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

          ARTICLE III. Actionable Defaults; Remedies

          SECTION 3.1 ACTIONABLE DEFAULT.
                      ------------------

          (a) Upon receipt of a Notice of Actionable Default, the Collateral Trustee shall, within five (5) Business Days thereafter, notify each Secured Party and each Grantor in the manner provided in Section 8.2 of this Agreement that a Notice of Actionable Default has been received. Upon receipt of any written directions pursuant to Section 3.2(a) of this Agreement, the Collateral Trustee shall, within five (5) Business Days thereafter, send a copy thereof to each Secured Party and each Grantor in the manner provided in Section 8.2 of this Agreement.

          (b) The party (or successors in interest thereto) giving a Notice of Actionable Default shall be entitled, or required if the Actionable Default shall no longer be continuing, to withdraw it by delivering written notice of withdrawal to the Collateral Trustee (i) before the Collateral Trustee takes any action to exercise any remedy with respect to the Collateral or (ii) thereafter if the Grantors otherwise indemnify the Collateral Trustee and the Secured Parties (in a manner satisfactory to the Collateral Trustee and the Secured Parties in their sole discretion) with respect to all costs and expenses incurred by the Collateral Trustee and the Secured Parties in connection with reversing all actions the Collateral Trustee or any Secured Party has taken to exercise any remedy or remedies with respect to the Collateral. The Collateral Trustee shall immediately notify each Grantor as to the receipt and contents of any such notice of withdrawal and shall promptly notify each Secured Party, in the manner provided in Section 8.2 of this Agreement, of the withdrawal of any Notice of Actionable Default. The failure of the Collateral Trustee to send a copy or notice required pursuant to this Section 3.1 shall not impair any of the rights, powers and remedies of the Collateral Trustee under any Collateral Document.

          (c) To the extent that any Notice of Actionable Default shall give rise to any of the rights and remedies provided in this Agreement or any other Collateral Document or shall prohibit any Grantor from taking certain actions as specified herein or therein, such rights and remedies shall be suspended, any exercise thereof by the Collateral Trustee shall cease, and such prohibition on the Grantors shall not remain in effect upon receipt by the Collateral Trustee of written notice of withdrawal of such Notice of Actionable Default pursuant to the terms and provisions of Section 3.1(b); provided, however, that such rights and remedies, and such prohibitions, shall be reinstated upon the giving of any later Notice of Actionable Default.

          SECTION 3.2 CONTROL BY LENDER AND INDENTURE TRUSTEE.
                      ---------------------------------------

          (a) Subject to Section 3.2(b), if the Collateral Trustee shall have received a Notice of Actionable Default and so long as such Notice of Actionable Default has not been withdrawn in accordance with the provisions of Section 3.1(b), (i) until the payment in full of the Credit Agreement Obligations, the Lender, and (ii) from and after the payment in full of the Credit Agreement Obligations until the payment in full of the Indenture Obligations, the Indenture Trustee, shall have the right, by an instrument in writing executed and delivered to the Collateral Trustee, to direct the Collateral Trustee to exercise, or to refrain from exercising, any right, remedy, trust or power available to or conferred upon the Collateral Trustee hereunder or under any Collateral Document and in connection therewith, to direct the time, method and place of conducting any proceeding for any right or remedy available to the Collateral Trustee, or of exercising any trust or power conferred on the Collateral Trustee, or for the appointment of a receiver, or for the taking of any other action authorized by this Agreement or any Collateral Document; provided, however, that the Collateral Trustee shall have received adequate security or indemnity as provided in Section 6.4(d) of this Agreement.

          (b) The Collateral Trustee shall not be obligated to follow any written directions received pursuant to Section 3.2(a) or Section 3.4 of this Agreement to the extent the Collateral Trustee has received a written opinion of its counsel, which counsel shall be Stroock & Stroock & Lavan or shall be other counsel reasonably satisfactory to the Lender or the Indenture Trustee, as the case may be, to the effect that such directions are in conflict with any provisions of law or any applicable Collateral Document or any order of any court or Governmental Authority; provided, however, under no circumstances shall the Collateral Trustee be liable for following such written directions of the Lender or the Indenture Trustee, as the case may be.

          (c) Nothing in this Section 3.2 shall impair the right of the Collateral Trustee in its discretion to take or omit to take any action which is deemed proper by the Collateral Trustee and which it believes in good faith is not inconsistent with any direction of the Lender or the Indenture Trustee, as the case may be, delivered pursuant to this Section 3.2; provided, however, the Collateral Trustee shall not be under any obligation, as a result of this
Section 3.2 or any other provision of this Agreement, to take any action which is discretionary with the Collateral Trustee under the provisions hereof or under any other Collateral Document unless so directed by the Lender or the Indenture Trustee, as the case may be.

          SECTION 3.3 REMEDIES.
                      --------

          (a) If and only if the Collateral Trustee shall have received a Notice of Actionable Default and during such time as such Notice of Actionable Default shall not have been withdrawn in accordance with the provisions of Section 3.1(b), the Collateral Trustee may, and upon the written direction of the Lender or the Indenture Trustee, as the case may be, pursuant to Section 3.2(a) shall, exercise the rights and remedies provided in this Agreement and in any other Collateral Document or under the UCC or other applicable law.

          (b) Each Grantor hereby waives presentment, demand, protest or any notice (to the extent permitted by applicable law and except as otherwise expressly provided in this Agreement or any other Collateral Document) of any kind in connection with this Agreement, any other Collateral Document, any Secured Debt Instrument or any Collateral.

          (c) Each Grantor hereby irrevocably constitutes and appoints the Collateral Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement or other Collateral Documents, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and other Collateral Documents, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Trustee the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

          (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account or General Intangible or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Trustee for the purpose of collecting any and all such moneys due under any Account or General Intangible or with respect to any other Collateral whenever payable;

          (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Trustee may request to evidence the Collateral Trustee's security interest in such Intellectual Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby;

          (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

          execute, in connection with any sale provided for in Section 5.1 of the Subsidiary Security Agreement or Section 5.1 of the Parent Security Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

          (A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Trustee or as the Collateral Trustee shall direct; (B) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Trustee may deem appropriate; (G) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Trustee may in its sole discretion determine, including without limitation the execution and filing of any documents necessary to effectuate and/or record such assignment; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Trustee were the absolute owner thereof for all purposes, and do, at the Collateral Trustee's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Collateral

               Trustee deems necessary to protect, preserve or realize upon the Collateral and the Collateral Trustee's and the other Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. Anything in this Section 3.3(c) to the contrary notwithstanding, the Collateral Trustee agrees that it will not exercise any rights under the power of attorney provided for in this Section 3.3(c) unless the Collateral Trustee has received a Notice of Actionable Default and such Notice of Actionable Default has not been withdrawn in accordance with the provisions of Section 3.1(b).

          (d) If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Trustee, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

          (e) All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created by the Collateral Documents are released.

          SECTION 3.4 RIGHT TO INITIATE JUDICIAL PROCEEDINGS, ETC. If and only if the Collateral Trustee shall have received a Notice of Actionable Default and during such time as such Notice of Actionable Default shall not have been withdrawn in accordance with the provisions of Section 3.1(b), (i) the Collateral Trustee shall have the right and power to institute and maintain such suits and proceedings as it may be directed in writing by the Lender or the Indenture Trustee pursuant to Section 3.2(a) and (ii) the Collateral Trustee may, either after entry or without entry, proceed by suit or suits at law or in equity to enforce such rights to foreclose upon the Collateral and to sell all or, from time to time, any of the Trust Estate under the judgment or decree of a court of competent jurisdiction.

          SECTION 3.5 APPOINTMENT OF A RECEIVER. If a receiver of the Trust Estate shall be appointed in judicial proceedings, the Lender or the Indenture Trustee may be appointed as such receiver. Notwithstanding the appointment of a receiver, the Collateral Trustee shall, to the extent permitted by law, be entitled to retain possession and control of all cash held by or deposited with it or its agents or co-trustees pursuant to any provision of any Collateral Document.

          SECTION 3.6 EXERCISE OF POWERS. All of the powers, remedies and rights of the Collateral Trustee as set forth in this Agreement may be exercised by the Collateral Trustee in respect of any Collateral Document as though set forth at length therein and all the powers, remedies and rights of the Collateral Trustee as set forth in any Collateral Document may be exercised from time to time as herein and therein provided and the indemnities and protections in favor of the Collateral Trustee provided for herein shall apply to the Collateral Trustee acting pursuant to any such Collateral Document as if set forth in full therein.

          SECTION 3.7 REMEDIES NOT EXCLUSIVE.
                      ----------------------

          (a) No remedy conferred upon or reserved to the Collateral Trustee herein or in the other Collateral Documents is intended to be exclusive of any other remedy or remedies of the

Collateral Trustee, the Lender, the Indenture Trustee, the holders of the Notes or any other Secured Party, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred in any of the Collateral Documents or now or hereafter existing at law or in equity or by statute.

          (b) No delay or omission by the Collateral Trustee in the exercise of any right, remedy or power accruing upon an Actionable Default shall impair any such right, remedy or power or shall be construed to be a waiver of any Actionable Default or an acquiescence therein; and every right, power and remedy given by any Collateral Document to the Collateral Trustee may be exercised from time to time and as often as may be deemed expedient by the Collateral Trustee.

          (c) In case the Collateral Trustee shall have proceeded to enforce any right, remedy or power under any Collateral Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Trustee, then and in every such case the Grantors, the Collateral Trustee and the Secured Parties shall, subject to any effect of or determination in such proceeding, severally and respectively be restored to their former positions and rights under the Collateral Documents with respect to the Trust Estate and in all other respects, and thereafter all rights, remedies and powers of the Collateral Trustee shall continue as though no such proceeding had been taken.

          (d) All rights of action and rights to assert claims upon or under the Collateral Documents may be enforced by the Collateral Trustee without the possession of any Secured Debt Instrument or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Collateral Trustee shall be brought in its name as the Collateral Trustee and any recovery of judgment shall be held as part of the Trust Estate.

          SECTION 3.8 LIMITATION BY LAW. All the provisions of this Article III are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Agreement invalid or unenforceable in whole or in part.

          SECTION 3.9 ABSOLUTE RIGHTS OF SECURED PARTIES. Notwithstanding any other provision of any Collateral Document, but subject in all cases to the rights of the Lender and the Indenture Trustee under Section 3.2, neither (i) the right of each Secured Party, which is absolute and unconditional, to receive payments of the Secured Debt held by such Secured Party on or after the due date thereof as expressed in the Secured Debt Instruments, to institute suit for the enforcement of such payment on or after such due date, or to assert its position and views as a secured creditor in, and to otherwise exercise any right (other than the right to enforce any Lien on the Collateral, which shall in all circumstances be exercisable only by the Collateral Trustee) it may have in connection with, a case under the Bankruptcy Code in which a Grantor is a debtor, nor (ii) the obligation of each Grantor, which is also absolute and unconditional, to pay the Secured Debt owing by such Grantor to each Secured Party at the time and place expressed in the Secured Debt Instruments, shall be impaired or affected without the written consent of such Secured Party.

          SECTION 3.10 RESTATEMENT OF RIGHTS. The provisions of this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of Secured Debt is rescinded or must otherwise be returned by the Collateral Trustee or any Secured

Party upon the insolvency, bankruptcy or reorganization of a Grantor or otherwise, all as though such payment had not been made.

          ARTICLE IV. Priority; Collateral Account; Application of Moneys

          SECTION 4.1 PRIORITY OF SECURITY INTERESTS. Notwithstanding (i) the time, order, manner or method of creation, attachment or perfection of the respective security interests and/or liens granted to any Secured Party in or on any or all of the property or assets of the Grantors, (ii) the time or manner of the filing of the financing statements reflecting such security interests, (iii) whether any Secured Party or any bailee or agent thereof holds possession of any or all of the property or assets of the Grantors, (iv) the dating, execution or delivery of any agreement, document or instrument granting any Secured Party security interests and/or liens in or on any or all of the property or assets of the Grantors and (v) any provision of the UCC or any other applicable law to the contrary, any and all security interests, liens, rights and interests of the Parent, Indenture Trustee and/or holders of the Senior Notes, whether now or hereafter arising and howsoever existing, in or on any or all of the Collateral, shall be and hereby are subordinated to any and all security interests, liens, rights and interests of the Lender in and to the Collateral. For purposes of the foregoing allocation of priorities, any claim of a right of setoff shall be treated in all respects as a security interest and no claimed right of setoff shall be asserted to defeat or diminish the rights or priorities provided for herein.

          THE COLLATERAL ACCOUNT.  There has been established by the Collateral
               Trustee and, at all times hereafter until the trusts created by this Agreement shall have terminated, there shall be maintained with the Collateral Trustee at its offices in Wilmington Trust Company, 1100 North Market Street, Rodney Square North, Wilmington, Delaware 19890, an account which is entitled the "Collateral Account" (herein called the "Collateral Account"). All moneys received by the Collateral Trustee with respect to all or any part of the Collateral between the receipt by the Collateral Trustee of any Notice of Actionable Default and the withdrawal of all pending Notices of Actionable Default in accordance with the terms of Section 3.1(b) shall be deposited in the Collateral Account and thereafter shall be held, applied and/or disbursed by the Collateral Trustee in accordance with the terms of Section 4.5 of this Agreement. To the extent not distributed pursuant to the terms of Section 4.5 of this Agreement, all moneys received by the Collateral Trustee with respect to all or any part of the Collateral between the receipt by the Collateral Trustee of any Notice of Actionable Default and the withdrawal of all pending Notices of Actionable Default in accordance with the terms of Section 3.1(b) shall be delivered to FNV Capital following the withdrawal, if any, of all pending Notices of Actionable Default in accordance with the terms of
               Section 3.1(b). All moneys received by the Collateral Trustee with respect to all or any part of the Collateral either (i) prior to the Collateral Trustee's receipt of a Notice of Actionable Default or (ii) after the withdrawal of all pending Notices of Actionable Default in accordance with the terms of
               Section 3.1(b) and prior to the Collateral Trustee's receipt of any additional Notice of Actionable Default, shall be delivered to FNV Capital.

          GRANT OF SECURITY INTEREST; CONTROL OF COLLATERAL ACCOUNT.
          ---------------------------------------------------------

          (a) To secure the prompt and complete payment, when due, of all amounts owing to the Secured Parties and the Collateral Trustee hereunder and under the Collateral Documents and the Secured Debt, and the performance by each Grantor of its covenants and obligations to be performed by it pursuant to the Secured Debt Instruments and the Collateral Documents, each Grantor hereby assigns and pledges to the Collateral Trustee for itself hereunder and for the benefit of the Secured Parties, and grants to the Collateral Trustee for itself hereunder and for the benefit of the Secured Parties, a security interest in all of the right, title and interest of such Grantor in and to the following, whether presently existing or hereafter arising or acquired (the "Trust Agreement Collateral"): (i) the Collateral Account, all cash deposited therein, all certificates and instruments, if any, from time to time representing the Collateral Account, (ii) all investments from time to time made pursuant to
Section 4.4, (iii) all notes, certificates of deposit and other instruments from time to time hereafter delivered to or otherwise possessed by the Collateral Trustee in substitution for, or in addition to, any or all of the then existing Trust Agreement Collateral, (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Trust Agreement Collateral and (v) to the extent not covered above, all Proceeds of any and all collections, earnings and accruals with respect to any or all of the foregoing (whether the same are acquired before or after the commencement of a case under the Bankruptcy Code by or against such Grantor, as debtor).

          (b) All right, title and interest in and to the Collateral Account shall vest in the Collateral Trustee, and funds on deposit in the Collateral Account and other Trust Agreement Collateral shall constitute part of the Trust Estate. The Collateral Account shall be subject to the exclusive dominion and control of the Collateral Trustee.

          SECTION 4.2 INVESTMENT OF FUNDS DEPOSITED IN COLLATERAL ACCOUNT. The Collateral Trustee shall invest and reinvest moneys on deposit in the Collateral Account at any time in one or more Cash Equivalents as directed by the Lender; provided, however, that in order to provide the Secured Parties and the Collateral Trustee with a perfected security interest therein:

          (a) each such investment shall be evidenced, or deemed under applicable federal regulations to be evidenced, by negotiable certificates or instruments or nonnegotiable certificates or instruments issued in the name of the Collateral Trustee, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Collateral Trustee or an agent thereof (which shall not be any Grantor or any of its affiliates); or

          (b) each such investment shall be held in the Collateral Account or other Securities Accounts in the name of the Collateral Trustee, with respect to which accounts the Collateral Trustee shall be the sole entitlement holder and the only person authorized to give entitlement orders;

          and provided, further, that the maximum amount of the funds held in the Collateral Account which may be invested in obligations of the types described in clauses (b), (c) and (d) of the definition of "Cash Equivalents" in the Credit Agreement of any one issuer shall not exceed the lesser of five percent (5%) of such funds or $5,000,000, except that in the absence of any direction from the Lender, the Collateral Trustee shall invest 100% of such funds, notwithstanding any other provision of the Loan Documents or the Indenture, in the U.S. Government Portfolio of the Wilmington Funds, a mutual fund managed by Rodney Square Management Corporation, a subsidiary of the Collateral Trustee. All such investments and the interest and income received thereon and therefrom and the net proceeds realized on the sale hereof shall be held in the Collateral Account as part of the Trust Estate.

          SECTION 4.3 APPLICATION OF MONEYS.
                      ---------------------

          (a) Subject to Section 4.2, all moneys held by the Collateral Trustee in the Collateral Account with respect to all of the Indenture Excluded Collateral shall, to the extent available for distribution, be distributed by the Collateral Trustee on the first and each succeeding Distribution Date until the payment in full of the Credit Agreement Obligations as follows:

          FIRST:   To the Collateral Trustee in an amount equal to the
Collateral Trustee's Fees which are unpaid as of such Distribution Date, and to any Secured Party which has theretofore advanced or paid any such Collateral Trustee's Fees in an amount equal to the amount thereof so advanced or paid by such Secured Party prior to such Distribution Date; provided, however, that nothing herein is intended to relieve any Grantor of its obligation to pay such costs, fees, expenses and liabilities from funds outside of the Collateral Account;

          SECOND: To the Lender up to an amount equal to any outstanding Credit Agreement Obligations; and

          THIRD:   Any surplus then remaining shall be paid to the Grantors or their successors or assigns, or to whomever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct; provided, however, that if any Secured Party with rights in the Indenture Excluded Collateral shall have notified the Collateral Trustee in writing that such Secured Party is entitled to the benefits of an indemnification, reimbursement or similar provision under which amounts are not yet due but with respect to which any Grantor continues to be contingently liable, and amounts payable by such Grantor with respect thereto are secured by the Trust Estate, the Collateral Trustee shall continue to hold the amount specified in such notice in the Collateral Account until such Grantor's liability with respect thereto is discharged or released to the satisfaction of such Secured Party.

          (b) Subject to Section 4.2, all moneys held by the Collateral Trustee in the Collateral Account with respect to all of the Collateral (except for any Indenture Excluded Collateral) shall, to the extent available for distribution, be distributed by the Collateral Trustee on the first and each succeeding Distribution Date until the payment in full of the Secured Debt as follows:

          FIRST:   To the Collateral Trustee in an amount equal to the
Collateral Trustee's Fees which are unpaid as of such Distribution Date, and to any Secured Party which has theretofore advanced or paid any such Collateral Trustee's Fees in an amount equal to the amount thereof so advanced or paid by such Secured Party prior to such Distribution Date; provided, however, that nothing herein is intended to relieve any Grantor of its obligation to pay such costs, fees, expenses and liabilities from funds outside of the Collateral Account;

          SECOND: To the Lender up to an amount equal to any outstanding Credit Agreement Obligations;

          THIRD: To the Indenture Trustee up to an amount equal to any outstanding Indenture Obligations; and

          FOURTH: Any surplus then remaining shall be paid to the Grantors or their successors or assigns, or to whomever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct; provided, however, that if any Secured Party with rights in the Collateral (other than the Indenture Excluded Collateral) shall have notified the Collateral Trustee in writing that such Secured Party is entitled to the benefits of an indemnification, reimbursement or similar provision under which amounts are not yet due but with respect to which any Grantor continues to be contingently liable, and amounts payable by such Grantor with respect thereto are secured by the Trust Estate, the Collateral Trustee shall continue to hold the amount specified in such notice in the Collateral Account until such Grantor's liability with respect thereto is discharged or released to the satisfaction of such Secured Party.

          (c) The Secured Parties have agreed and acknowledged that the provisions of this Section 4.5 are for their benefit and that if any Secured Party shall receive any moneys contrary to the provisions of this Agreement, such Secured Party shall forthwith turn such moneys over to the Collateral Trustee to be distributed in accordance with the provisions of this Agreement.

          ARTICLE V. Agreement with Collateral Trustee

          SECTION 5.1 DELIVERY OF SECURED DEBT INSTRUMENTS. On the date of this Agreement, the Grantors shall deliver to the Collateral Trustee a true and complete copy of the Credit Agreement, the Indenture, the Intercompany Note, an executed counterpart of any Collateral Documents and any Pledged Collateral and other Collateral to be delivered pursuant thereto. Each Grantor agrees that it will deliver to the Collateral Trustee (i) promptly upon the execution thereof, a true and complete copy of any and all Secured Debt Instruments, Collateral Documents and all amendments, modifications or supplements to any Secured Debt Instrument or Collateral Documents entered into by such Grantor subsequent to the date of this Agreement and (ii) when required by the Collateral Documents, any Pledged Collateral or other Collateral to be delivered pursuant thereto.

          SECTION 5.2 COMPENSATION AND EXPENSES. The Grantors agree to pay to the Collateral Trustee (i) the Collateral Trustee's Fees as compensation for the Collateral Trustee's services hereunder and under the other Collateral Documents and for administering the Trust Estate as shall be mutually agreed by the Grantors and the Collateral Trustee and (ii) from time to time, upon demand, all of the fees, costs and expenses of the Collateral Trustee (including, without limitation, the reasonable fees and disbursements of its counsel and such special counsel as the Collateral Trustee elects to retain) (A) arising in connection with the preparation, execution, delivery, modification, restatement, amendment or termination of this Agreement and each other Collateral Document or the enforcement (whether in the context of a civil action, adversary proceeding, workout or otherwise) of any of the provisions hereof or thereof, or (B) incurred or required to be advanced in connection with the administration of the Trust Estate, the sale or other disposition or the custody, preservation or protection of Collateral pursuant to any Collateral Document (including, without limitation, in connection with actions taken by the Collateral Trustee pursuant to Section 3.3) and the exercise or enforcement of the Collateral Trustee's rights under any Collateral Document and in and to the Collateral and the Trust Estate. As security for such payment and the payment of the obligations set forth in Sections 5.3 and 5.4, the Collateral Trustee shall have a Lien prior to the Secured Debt upon all Collateral and other property and funds held or collected by the Collateral Trustee as part of the Trust Estate. The obligations of the Grantors to pay amounts due under this Section 5.2 shall survive the termination of this Agreement.

          SECTION 5.3 STAMP AND OTHER SIMILAR TAXES. The Grantors agree to indemnify and hold harmless the Collateral Trustee and each Secured Party from, and shall reimburse the Collateral Trustee and each Secured Party for, any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto which may be assessed, levied or collected by any jurisdiction in connection with any Collateral Document, the Trust Estate or the attachment or perfection of the security interest granted to the Collateral Trustee in any Collateral. The obligations of the Grantors under this Section 5.3 shall survive the termination of the other provisions of this Agreement.

          SECTION 5.4 FILING FEES, EXCISE TAXES, ETC. The Grantors agree to pay or to reimburse the Collateral Trustee and each Secured Party for any and all amounts in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution, delivery, performance and enforcement of each Collateral Document and agree to save the Collateral Trustee and each Secured Party harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. The obligations of the Grantors under this Section 5.4 shall survive the termination of the other provisions of this Agreement.

          SECTION 5.5 INDEMNIFICATION.
                      ---------------

          (a) The Grantors agree to pay, and indemnify and hold harmless the Collateral Trustee, each of the Secured Parties and their respective employees and agents from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, amounts paid in settlements, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of the Collateral Documents, the Collateral and the Trust Estate, except to the extent arising from the gross negligence or willful misconduct of such Person seeking indemnification. As security for such payment, the Collateral Trustee shall have a Lien prior to the Secured Debt upon all Collateral and other property and funds held or collected by the Collateral Trustee as part of the Trust Estate.

          (b) In any suit, proceeding or action brought by the Collateral Trustee under or with respect to the Collateral for any sum owing thereunder, or to enforce any provisions thereof, or of any of the Collateral Documents, the Grantors will save, indemnify and keep the Collateral Trustee and the Secured Parties harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligee thereunder, arising out of a breach by the Grantors of any of their respective obligations thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from the Grantors, and all such obligations of the Grantors shall be and remain enforceable against and only against the Grantors and shall not be enforceable against the Collateral Trustee or any Secured Party.

          (c) If and to the extent that the obligations of the Grantors under this Section 5.5 are unenforceable for any reason, each Grantor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

          (d) The agreements in this Section 5.5 shall survive the termination of the other provisions of this Agreement.

          SECTION 5.6 FURTHER ASSURANCES. At any time and from time to time, upon the written request of the Collateral Trustee, and at the expense of the Grantors, each Grantor will promptly execute and deliver any and all such further instruments and documents and take such further action as the Collateral Trustee may reasonably deem necessary or desirable to obtain the full benefits of the Collateral Documents and the rights and powers therein granted, including, without limitation, the filing of any financing or continuation statements or other instruments to perfect the Liens and security interests granted thereby. Each Grantor shall, not later than thirty (30) days after the Collateral Trustee's request therefor, deliver to the Collateral Trustee an opinion of independent counsel, which counsel shall be reasonably satisfactory to the Lender and the Indenture Trustee, addressed to the Collateral Trustee for the benefit of the Secured Parties, concerning the continued perfection of the Liens and security interests created by the Collateral Documents (excluding, however, those Liens and security interests which, in accordance with the terms of the Collateral Documents, have been released); provided, however, that the Collateral Trustee shall have no obligation at any time to request such opinion from any Grantor. Each Grantor shall, in all of its published financial statements customarily prepared with footnotes or filed with the Securities and Exchange Commission, indicate by footnote or otherwise that the Secured Debt is secured pursuant to the Collateral Documents.

          ARTICLE VI. Collateral Trustee

          SECTION 6.1 APPOINTMENT OF COLLATERAL TRUSTEE AND ACCEPTANCE OF TRUST. The Lender, the Parent and, on behalf of the holders of the Senior Notes, the Indenture Trustee hereby appoint the Collateral Trustee under the terms and conditions of this Agreement, and the Collateral Trustee, for itself and its successors, hereby accepts the trusts created by this Agreement upon the terms and conditions hereof, including those contained in this Article VI.

          SECTION 6.2 EXCULPATORY PROVISIONS.
                      ----------------------

          (a) The Collateral Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained in any of the Collateral Documents, except for those made by the Collateral Trustee. The Collateral Trustee makes no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of any of the Grantors thereto or as to the security afforded by the Collateral Documents or, except as expressly set forth in Section 2.2 of this Agreement, as to the validity, execution, enforceability, legality, perfection, priority or sufficiency of any Collateral Document or of the Secured Debt secured thereby, and the Collateral Trustee shall incur no liability or responsibility in respect of any such matters. The Collateral Trustee shall not be responsible for insuring, or monitoring or maintaining the insurance on, the Trust Estate or for the payment of taxes, charges, assessments or Liens upon the Trust Estate or otherwise as to the maintenance of the Trust Estate, except that (i) in the event the Collateral Trustee enters into possession of a part or all of the Trust Estate, the Collateral Trustee shall preserve the part in its possession, and (ii) the Collateral Trustee will promptly, and at its own expense, take such action as may be necessary duly to remove and discharge (by bonding or otherwise) any Lien on any part of the Trust Estate resulting from claims against it (whether individually or as Collateral Trustee) not related to the administration of the Trust Estate or (if so related) resulting from gross negligence or willful misconduct on its part. Notwithstanding anything to the contrary contained in this Agreement and in furtherance of the immediately preceding sentence, the Collateral Trustee shall not be responsible for the attachment, perfection, priority or enforceability of any Lien created or purported to be created by any Collateral Document, the adequacy, sufficiency or effectiveness of any Collateral Document or the value of any Collateral granted pursuant to any Collateral Document from time to time. The Collateral Trustee shall not be responsible for the filing or recording of any financing statement, mortgage, security agreement or any other Collateral Document in any public office or for the maintaining of any records of any such filings or recordings, nor shall the Collateral Trustee have any duty to file or record, or to advise the Secured Parties of the need to file or record, any continuation statements or other public notices relating to the perfection or continued perfection of any Collateral.

          (b) The Collateral Trustee shall not be required to ascertain or inquire as to the performance by any Grantor of any of the covenants or agreements contained in any Collateral Document or in any Secured Debt Instrument. Without limiting the foregoing, the Collateral Trustee shall have no duty to (i) enforce any obligations of the Grantors to deliver any agreement, instrument, document, certificate, schedule, list, opinion of counsel or other items required to be delivered to the Collateral Trustee hereunder, (ii) advise any Secured Party of the failure of any Grantor to deliver the same or (iii) to monitor compliance by the Grantors of any requirement to maintain insurance on any of the Collateral. Whenever it is necessary, or in the opinion of the Collateral Trustee advisable, for the Collateral Trustee to ascertain the identity of any Secured Party or the amount of Secured Debt then held by a Secured Party, the Collateral Trustee may rely on a certificate of such Secured Party.

          (c) Subject to the provisions of applicable law concerning the Collateral Trustee's duty of care with respect to certificates and notes evidencing the Pledged Collateral in the Collateral Trustee's possession, the Collateral Trustee shall not be personally liable for any acts, omissions, errors of judgment or mistakes of fact or law made, taken or omitted to be made or taken by it in accordance with any Collateral Document (including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral), except for those arising out of or in connection with the Collateral Trustee's gross negligence or willful misconduct.

          SECTION 6.3 DELEGATION OF DUTIES. The Collateral Trustee may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents, nominees or attorneys-in-fact, which may include employees or officers of any Grantor, provided that the Collateral Trustee shall obtain a written acknowledgment from such agents, nominees or attorneys-in-fact that they shall be liable to the Secured Parties for losses or damages incurred by any Secured Party as a result of such agent's nominee's or attorneys-in-fact gross negligence or willful misconduct as and to the extent the Collateral Trustee would be liable for such losses or damages if the actions or omissions of such agents, nominees or attorneys-in-fact constituting such gross negligence or willful misconduct had been actions or omissions of the Collateral Trustee. The Collateral Trustee shall be entitled to rely on advice of counsel concerning all matters pertaining to such trusts, powers and duties. The Collateral Trustee shall not be responsible for any negligence or misconduct of any agents, nominees or attorneys-in-fact selected by it without gross negligence or willful misconduct.

          SECTION 6.4 RELIANCE BY COLLATERAL TRUSTEE.
                      ------------------------------

          (a) Whenever in the administration of the trusts of this Agreement the Collateral Trustee shall deem it necessary or desirable that a matter be proved or established with respect to any Grantor in connection with the taking, suffering or omitting of any action hereunder by the Collateral Trustee, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of a Responsible Officer of such Grantor delivered to the Collateral Trustee, and such certificate shall be full warranty to the Collateral Trustee for any action taken, suffered or omitted in reliance thereon; subject, however, to the provisions of Section 6.5(b) of this Agreement.

          (b) The Collateral Trustee may consult with its counsel, which counsel shall be Strook & Stroock & Lavan or shall be counsel reasonably satisfactory to the Lender and the Indenture Trustee, accountants or other experts in connection with the fulfillment of its duties hereunder, and the Collateral Trustee shall be entitled to rely on, and shall be fully protected in acting upon, the opinion of such counsel, accountants or other experts in connection with any action taken, omitted to be taken or suffered by Trustee in fulfillment of its duties hereunder. The Collateral Trustee shall have the right at any time to seek instructions concerning the administration of the Trust Estate from any court of competent jurisdiction.

          (c) The Collateral Trustee may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request consent, order, bond or other paper or document which it does not in good faith believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties in the absence of its gross negligence or willful misconduct, the Collateral Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Trustee and conforming to the requirements of any Collateral Document.

          (d) If the Collateral Trustee has been requested or is otherwise required hereby to take any action pursuant to this Agreement, the Collateral Trustee shall not be under any obligation to exercise any of the rights or powers vested in the Collateral Trustee by this Agreement or any Collateral Document or to otherwise take such action unless the Collateral Trustee shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction or in taking such action, including such reasonable advances as may be requested by the Collateral Trustee.

          SECTION 6.5 LIMITATIONS ON DUTIES OF COLLATERAL TRUSTEE.
                      -------------------------------------------

          (a) The Collateral Trustee shall be obliged to perform only such duties as are specifically set forth in any Collateral Document, and no implied covenants or obligations shall be read into any Collateral Document against the Collateral Trustee. The Collateral Trustee shall, upon receipt of a Notice of Actionable Default and during such time as such Notice of Actionable Default shall not have been withdrawn in accordance with the provisions of Section 3.1(b) and unless prevented from doing so by applicable law or by order of a court or other Governmental

Authority, exercise the rights and powers vested in it by any Collateral Document, and the Collateral Trustee shall not be liable with respect to any action taken or omitted by it in accordance with the direction of the Lender or the Indenture Trustee pursuant to Section 3.2 of this Agreement. If at any time the Collateral Trustee shall seek directions of the Lender or the Indenture Trustee with respect to any such action to be taken or omitted by it under any of the Collateral Documents, the Collateral Trustee shall not be required to take or omit such action until it shall have received such direction.

          (b) Except as herein otherwise expressly provided, including, without limitation, upon the written direction of the Lender or the Indenture Trustee pursuant to Section 3.2 of this Agreement, the Collateral Trustee shall not be under any obligation to take any action which is discretionary with the Collateral Trustee under the provisions of any Collateral Document. The Collateral Trustee shall furnish to (i) until the payment in full of the Credit Agreement Obligations, the Lender and (ii) from and after the payment in full of the Credit Agreement Obligations, the Indenture Trustee, promptly upon receipt thereof a copy of each certificate or other paper furnished to the Collateral Trustee by any Grantor under or in respect of any Collateral Document or any of the Trust Estate, unless by the express terms of any Collateral Document a copy of the same is required to be furnished by some other Person directly to the Lender or the Indenture Trustee, as applicable, or the Collateral Trustee shall have determined that the same has already been so furnished; provided, however, that the Collateral Trustee shall have no liability for its inadvertent failure to furnish any such Person with any such copies.

          SECTION 6.6 MONEYS TO BE HELD IN TRUST. All moneys received by the
                      --------------------------
Collateral Trustee under or pursuant to any provision of any Collateral Document shall be held in trust for the purposes for which they were paid or are held.

          SECTION 6.7 RESIGNATION AND REMOVAL OF THE COLLATERAL TRUSTEE.
                      -------------------------------------------------

          (a) The Collateral Trustee may at any time by giving sixty (60) days' prior written notice to the Grantors and the Secured Parties, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon the appointment of a successor Collateral Trustee. The Collateral Trustee may be removed at any time and a successor Collateral Trustee appointed by (i) until the payment in full of the Credit Agreement Obligations, the Lender and (ii) from and after the payment in full of the Credit Agreement Obligations, the Indenture Trustee; provided, however, that the Collateral Trustee shall be entitled to its fees and expenses to the date of removal; and, provided, further, that the Collateral Trustee's rights pursuant to Section 8.5 shall survive with respect to any transaction or occurrence prior to the effective date of such resignation or removal. If no successor Collateral Trustee shall be appointed and approved within sixty (60) days from the date of the giving of the aforesaid notice of resignation or within sixty (60) days from the date of such removal, the Collateral Trustee shall, or any Secured Party may, apply to any court of competent jurisdiction to appoint a successor Collateral Trustee to act until such time, if any, as a successor Collateral Trustee shall have been appointed as above provided. Any successor Collateral Trustee so appointed by such court shall immediately and without further act be superseded by any successor Collateral Trustee approved by the Lender and the Indenture Trustee as above provided.

          (b) If at any time the Collateral Trustee shall resign, be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Collateral Trustee for any other cause, a successor Collateral Trustee may be appointed by (i) until the payment in full of the Credit Agreement Obligations, the Lender and (ii) from and after the payment in full of the Credit Agreement Obligations, the Indenture Trustee, and the powers, duties, authority and title of the predecessor Collateral Trustee terminated and canceled without procuring the resignation of such predecessor Collateral Trustee, and without any other formality (except as may be required by applicable law) than the appointment and designation of a successor Collateral Trustee in writing, duly acknowledged, delivered to the predecessor Collateral Trustee and the Grantors, and filed for record in each applicable office, if any, in which this Agreement is required to be filed. Any successor Collateral Trustee appointed pursuant to this Section 6.7(b) must be reasonably acceptable to the Grantors unless at the time of such appointment a Collateral Event of Default exists.

          (c) The appointment and designation referred to in Section 6.7(b) of this Agreement shall, after any required filing, be full evidence of the right and authority to make the same and all of the facts therein recited, and this Agreement shall vest in such successor Collateral Trustee, without any further act, deed or conveyance, all of the estate and title of its predecessors, and, upon any required filing for record, the successor Collateral Trustee shall become fully vested with all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessors; but any of such predecessors shall, nevertheless, on the written request of the Lender, the Indenture Trustee, any Grantor or any successor Collateral Trustee, execute and deliver an instrument transferring to such successor Collateral Trustee all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor hereunder and shall deliver all securities and moneys held by it to such successor Collateral Trustee. Should any deed, conveyance or other instrument in writing from any Grantor be required by any successor Collateral Trustee for more fully and certainly vesting in such successor Collateral Trustee the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor Collateral Trustee, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor Collateral Trustee, be so executed, acknowledged and delivered.

          (d) Any required filing for record of the instrument appointing a successor Collateral Trustee as hereinabove provided shall be at the expense of the Grantors. The resignation of any Collateral Trustee and the instrument or instrument removing any Collateral Trustee, together with all other instruments, deeds and conveyances provided for in this Agreement shall, if required by law, be forthwith recorded, registered and filed by and at the expense of the Grantors, wherever this Agreement is recorded, registered and filed.

          SECTION 6.8 STATUS OF SUCCESSORS TO THE COLLATERAL TRUSTEE. Every successor to the Collateral Trustee appointed pursuant to Section 6.7 of this Agreement and every corporation resulting from a merger or consolidation referred to in Section 6.9 of this Agreement shall be a bank or trust company in good standing and having power so to act, incorporated under the laws of the United States or any state thereof or the District of Columbia, and having its principal corporate trust office within the forty-eight (48) contiguous States, and shall also have capital, surplus and undivided profits of not less than $100,000,000.

          SECTION 6.9 MERGER OF THE COLLATERAL TRUSTEE. Any corporation into which the Collateral Trustee shall be merged, or with which it shall be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Trustee shall be a party, shall be the Collateral Trustee under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.

          SECTION 6.10 ADDITIONAL CO-TRUSTEES; SEPARATE TRUSTEES.

          (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or the Collateral Trustee shall be advised by counsel, satisfactory to it, that it is so necessary or prudent in the interest of the Secured Parties, or the Lender or, from and after the payment in full of the Credit Agreement Obligations, the Indenture Trustee shall in writing so request, or the Collateral Trustee shall deem it desirable for its own protection in the performance of its duties hereunder, the Collateral Trustee and the Grantors shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more Persons approved by the Collateral Trustee and the Grantors either to act as co-trustee or co-trustees of all or any of the Collateral, jointly with the Collateral Trustee originally named herein or any successor or successors, or to act as separate trustee or trustees of any such property. Notwithstanding the foregoing sentence, the Collateral Trustee shall not be responsible for ascertaining whether or not it is at any time necessary or prudent to constitute another bank or trust company or any other Person(s) to act as co-trustee or a separate trustee. In the event the Grantors shall not have joined in the execution of such instruments and agreements within ten (10) days after the receipt of a written request from the Collateral Trustee so to do, or in case a Notice of Actionable Default shall have been given and not withdrawn, the Collateral Trustee may act under the foregoing provisions of this Section 6.10 without the concurrence of the Grantors and each Grantor hereby irrevocably appoints the Collateral Trustee as its agent and attorney to act for it under the foregoing provisions of this
Section 6.10 in either of such contingencies.

          (b) Every separate trustee and every co-trustee, other than any trustee which may be appointed as successor to Wilmington Trust Company, as Collateral Trustee, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions, namely:

                    (i) all rights, powers, duties and obligations conferred upon the Collateral Trustee in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by Wilmington Trust Company, as Collateral Trustee, or its successors as the Collateral Trustee hereunder,

                    (ii) all rights, powers, duties and obligations conferred or imposed upon the Collateral Trustee hereunder shall be conferred or imposed and exercised or performed by the Collateral Trustee and such separate trustee or separate trustees or co-trustee or co-trustees, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Collateral Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee or co-trustees;

                    (iii) no power (i) given hereby to any co-trustee, co-trustees or separate trustees, or (ii) which is provided hereby to any co-trustee, co-trustees or separate trustees, may be exercised by any such co-trustee or co-trustees or separate trustees, except jointly with, or with the consent in writing of, the Collateral Trustee, anything herein contained in the contrary notwithstanding;

                    (iv) no trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other trustee or co-trustee hereunder; and

                    (v) the Grantors and the Collateral Trustee, at any time by an instrument in writing, executed by them jointly, may accept the resignation of or remove any such separate trustee or co-trustee, and in that case, by an instrument in writing executed by the Grantors and the Collateral Trustee jointly, may appoint a successor to such separate trustee or co-trustee, as the case may be, anything herein contained to the contrary notwithstanding. In the event that the Grantors shall not have joined in the execution of any such instrument within ten (10) days after the receipt of a written request from the Collateral Trustee so to do, or in case a Notice of Actionable Default shall have been given and not withdrawn, the Collateral Trustee shall have the power to accept the resignation of or remove any such separate trustee or co-trustee and to appoint a successor without the concurrence of the Grantors, each of the Grantors hereby irrevocably appointing the Collateral Trustee, its agent and attorney to act for it in such connection in either of such contingencies. In the event that the Collateral Trustee shall have appointed a separate trustee or separate trustees or co-trustee or co- trustees as above provided, it may at any time, by an instrument in writing, accept the resignation of or remove any such separate trustee or co-trustee, the successor to any such separate trustee or co-trustee to be appointed by the Grantors and the Collateral Trustee, or by the Collateral Trustee alone, as hereinabove provided in this Section 6.10.

          ARTICLE VII. Release of Collateral

          SECTION 7.1 CONDITIONS TO RELEASE.

          (a) Subject to Section 7.1(c), all of the Indenture Excluded Collateral shall be released upon the earlier of the dates set forth in clauses
(i) and (ii) below:

                    (i) the date on which (A) all of the Credit Agreement Obligations shall have been paid in full and (B) accrued and unpaid Collateral Trustee's Fees shall have been paid in full; or

                    (ii) the date on which (A) the Collateral Trustee shall have received written instructions from the Lender instructing the Collateral Trustee to release the Collateral and (B) accrued and unpaid Collateral Trustee's Fees shall have been paid in full.

          (b) Subject to Section 7.1(c), from and after the payment in full of the Credit Agreement Obligations, all of the Collateral, to the extent not already released pursuant to this Agreement, shall be released upon the earlier of the dates set forth in clauses (i) and (ii) below:

                    (i) the date on which (A) all of the Indenture Obligations shall have been paid in full and (B) accrued and unpaid Collateral Trustee's Fees shall have been paid in full; or

                    (ii) the date on which (A) the Collateral Trustee shall have received written instructions from the Indenture Trustee instructing the Collateral Trustee to release the Collateral and (B) accrued and unpaid Collateral Trustee's Fees shall have been paid in full.

          (c) On the dates referred to in Section 7.1(a) or Section 7.1(b) above, no Collateral shall be released unless and until no Grantor Default would exist after, or as a result of, the release of such Collateral. For purposes of this Section 7.l(c), the Collateral Trustee may conclusively presume that the release of the Collateral complies with the requirement of this Section 7.1(c) if the Collateral Trustee has received a written confirmation of the type described in Section 7.2(a).

          (d) Notwithstanding anything to the contrary contained herein, the Collateral Trustee shall take any action, including the release of all or any portion of the Collateral, required pursuant to Section 2.3 or Section 7.4.

          SECTION 7.2 PROCEDURE FOR RELEASE.

          (a) Upon the occurrence of the events specified in either Section 7.1(a) or Section 7.1(b), the Grantors shall deliver a Discharge Notice to the Collateral Trustee (with a copy thereof given pursuant to Section 8.2 of this Agreement to each Secured Party). Upon receipt by the Collateral Trustee of a Discharge Notice certifying that events set forth in Section 7.1(a)(i) above have occurred, the Collateral Trustee shall forthwith request the Lender to confirm in writing that the events described in Section 7.l(a)(i)(A) have occurred. Upon receipt by the Collateral Trustee of a Discharge Notice certifying that events set forth in Section 7.1(b)(i) above have occurred, the Collateral Trustee shall forthwith request the Indenture Trustee to confirm in writing that the events described in Section 7.l(b)(i)(A) have occurred.

          (b) Upon receipt of the written confirmation from the Lender or the Indenture Trustee required by Section 7.2(a) or a Discharge Notice stating that the events described in Section 7.1(a)(ii) or Section 7.1(b)(ii) have occurred, the Collateral Trustee shall, to the extent requested by the Grantors, take the actions set forth in Section 7.3 of this Agreement.

          (c) Until the Collateral Trustee receives (i) the written confirmation from the Lender or the Indenture Trustee required by Section 7.2(a) and confirms that the events described in Section 7.1(a)(i)(B) or Section 7.1(b)(i)(B) have occurred or (ii) confirms that the events described in Section 7.1(a)(ii) or
Section 7.1(b)(ii) have occurred, the Collateral will not be released unless the Collateral Trustee shall have received a final order of a court of competent jurisdiction directing it to release the Collateral because the conditions to the release of the Collateral, specified in Section 7.l(a) or Section 7.1(b) of this Agreement, have been satisfied.

          SECTION 7.3 EFFECTIVE TIME OF RELEASE.

          (a) The release of Collateral (i) in connection with the events specified in Section 7.l(a)(i) of this Agreement shall be effective upon the receipt by the Collateral Trustee of the written confirmation from the Lender and the Indenture Trustee required by Section 7.2(a) or upon the occurrence of the events set forth in Section 7.2(c) of this Agreement and (ii) in connection with the events specified in Section 7.l(a)(ii) of this Agreement shall be effective upon confirmation by the Collateral Trustee of the Discharge Notice or upon the occurrence of the events set forth in Section 7.2(c) of this Agreement. The Collateral Trustee shall promptly notify the Grantors and the Secured Parties, in the manner specified in Section 8.2 of this Agreement, when the release of the Collateral is effective.

          (b) When the release of all of the Collateral is effective, all right, title and interest of the Collateral Trustee in, to and under the Trust Estate shall terminate and shall revert to the Grantors or their respective successors and assigns, and the estate, right, title and interest of the Collateral Trustee therein shall thereupon cease, terminate and become void except with respect to those provisions of this Agreement that expressly survive. In such case, each Grantor at its sole cost and expense shall deliver to the Collateral Trustee one or more instruments of discharge, satisfaction and release in form reasonably satisfactory to the Collateral Trustee, and, upon the written request of a Grantor or its successors or assigns, and at the cost and expense of such Grantor or its successors or assigns, the Collateral Trustee shall execute a satisfaction of the Collateral Documents and such instruments as are necessary or desirable to terminate and remove of record any documents constituting public notice of the Collateral Documents and the Liens and assignments granted thereunder and shall assign and transfer, or cause to be assigned and transferred, and shall deliver or cause to be delivered to the Grantors, all property, including all moneys, instruments and securities of the Grantors, then held by the Collateral Trustee. The cancellation and satisfaction of the Collateral Documents shall be without prejudice to the rights of the Collateral Trustee or any successor Collateral Trustee to charge and be reimbursed for any expenditures which it may thereafter incur in connection therewith.

          SECTION 7.4 RELEASE OF SPECIFIED COLLATERAL. Prior to the Collateral Trustee's receipt of a Notice of Actionable Default or after the withdrawal of all pending Notices of Actionable Default in accordance with the terms of
Section 3.1(b) and prior to the Collateral Trustee's receipt of any additional Notice of Actionable Default, to the extent that the Collateral Trustee receives a Release Certificate with respect to all or specified portions of the Collateral, all right, title and interest of the Collateral Trustee in, to and under such Collateral and the security interest of the Collateral Trustee therein shall terminate and shall revert to the appropriate Grantor or its successors and assigns, and the estate, right, title and interest of the Collateral Trustee therein shall thereupon cease, terminate and become void. Upon receipt of such direction or certificate, the Collateral Trustee shall, at the Grantors' sole cost and expense, execute such instruments and take such other actions as are necessary or desirable to terminate any such security interest and otherwise effectuate the release of the specified portions of the Collateral from the Lien of such security interest. Such termination and release shall be without prejudice to the rights of the Collateral Trustee or any successor Collateral Trustee to charge and be reimbursed for any expenditures which it may thereafter incur in connection therewith. Upon receipt of a Release Certificate, the Collateral Trustee shall, within five (5) Business Days thereafter, notify the Indenture Trustee in the manner provided in Section 8.2 of this Agreement.

          ARTICLE VIII. Miscellaneous

          SECTION 8.1 AMENDMENTS, SUPPLEMENTS AND WAIVERS.

          (a) Subject to Sections 8.1(b) and 8.1(c), with the prior written consent of (x) until the payment in full of the Credit Agreement Obligations, the Lender and (y) from and after the payment in full of the Credit Agreement Obligations, the Indenture Trustee, the Collateral Trustee and the Grantors may, from time to time, enter into written agreements supplemental hereto for the purpose of adding to or waiving any provisions of any of the Collateral Documents or amending the definition of any capitalized term used herein or therein, as such capitalized term is used herein or therein, or changing in any manner the rights of the Collateral Trustee, the Secured Parties or the Grantor hereunder or thereunder; provided, however, that no such supplemental agreement shall:

                    (i) amend, modify or waive any provision of this Section 8.1 without the written consent of (A) until the payment in full of the Credit Agreement Obligations, each of the Lender and the Indenture Trustee and (B) from and after the payment in full of the Credit Agreement Obligations, the Indenture Trustee;

                    (ii) amend, modify or waive any provision of Section 2.3,
          Section 4.5, Article VII or the definition of the terms "Indenture Collateral," "Indenture Excluded Collateral," "Intercompany Note Collateral," "Release Certificate" or "Secured Debt" without the written consent of any Secured Party whose rights would be adversely affected thereby; provided, however, that this clause (ii) shall not apply to any such amendment or modification which only adds to the definition of Secured Debt additional obligations of the Grantors that are subordinated to the rights of the Parent, Indenture Trustee and/or holders of the Senior Notes at least to the same extent that the rights of the Parent, Indenture Trustee and/or holders of the Senior Notes are subordinated to the rights of the Lender; or

                    (iii) amend, modify or waive any provision of any Collateral Document so as to adversely affect any of the Collateral Trustee's rights, immunities or indemnities hereunder or thereunder or enlarge its duties hereunder or thereunder, without the prior written consent of the Collateral Trustee.

          Any such supplemental agreement shall be binding upon the Grantors, the Secured Parties and the Collateral Trustee and their respective successors and assigns. The Collateral Trustee shall not enter into any such supplemental agreement unless it shall have received a certificate signed by a Responsible Officer of the Grantors to the effect that such supplemental agreement will not result in a breach of any provision or covenant contained in the Credit Agreement or the Indenture. Prior to executing any amendment or waiver pursuant to the terms of this Section 8.1(a), the Collateral Trustee shall be entitled to receive an opinion of counsel to the effect that the execution of such document is authorized hereunder.

          (b) Without the consent of the Lender, the Indenture Trustee or any Secured Party, the Grantors and the Collateral Trustee, at any time and from time to time, may enter into additional Collateral Documents or one or more agreements supplemental hereto or to any other Collateral Document, in form satisfactory to the Collateral Trustee:

                    (i) to add to the covenants of the Grantors for the benefit of the Secured Parties;

                    (ii) to mortgage, pledge or grant a security interest in favor of the Collateral Trustee, for itself hereunder and for the ratable benefit of the Secured Parties, as additional security for the Secured Debt pursuant to any Collateral Document; or

                    (iii) to cure any ambiguity, or to correct or supplement any provision herein or in any other Collateral Document which may be defective or inconsistent with any other provision herein or therein; provided, however, that any such action contemplated in this clause
          (iii) shall not adversely affect the interests of the Secured Parties in any manner whatsoever.

          (c) Without the consent of the Lender, the Indenture Trustee or any Secured Party, the Grantors and the Collateral Trustee may, at any time and from time to time add the Additional Grantors or other Persons as Grantors to this Agreement or any of the other Collateral Documents, and such additional provisions hereto and thereto as may be necessary or appropriate to effect the grant by such Additional Grantors and Persons of Liens on any assets of such Additional Grantors or Persons as additional security for the Secured Debt.

          (d) All such amendments, supplemental agreements, modifications and waivers shall be in writing and executed by the parties required to consent thereto. Any such amendment, supplemental agreement, modification or waiver shall be effective only in the specific instance and for the specific purpose for which made or given.

          (e) Notwithstanding anything in this Agreement to the contrary, no provisions of this Agreement and no other Collateral Documents may be modified, amended, supplemented or waived if such modification, amendment supplement or waiver shall result in the release of any Collateral, except in accordance with
Section 2.3 and Article VII of this Agreement.

          SECTION 8.2 NOTICES.
                      -------
          (a) All notices, requests, demands and other communications provided for or permitted hereunder shall be in writing (including telecopy communication), shall be sent by mail, telecopier or hand delivery and, except as otherwise provided in this Agreement the cost thereof shall be for the sole account of the Grantors and shall be added to the Secured Debt:

          (i) if to any Grantor, c/o the Parent, at:

              a)                      The FINOVA Group Inc.
              4800 North Scottsdale Road
              Scottsdale, Arizona 85251-7623
              Attention: President
           b)                     Telecopy: (480) 636-5036

          (ii) if to the Collateral Trustee, at:

               c)                     Wilmington Trust Company
               d)                     1100 North Market Street
               e)                     Rodney Square North
               f)                     Wilmington, Delaware 19890
               g)                     Attention: Corporate Trust Administration
               h)                     Telecopy: (302) 651-8882
          (iii) if to Berkadia, at:
               i)                     Berkadia LLC
               j)                     1440 Kiewit Plaza
               k)                     Omaha, Nebraska 68131
               l)                     Attn: Mr. Marc Hamburg
               m)                     Telecopy:  (402) 346-3375
          (iv) if to the Indenture Trustee, at:

               n)                     The Bank of New York
               o)                     101 Barclay Street, 21st Floor West
               p)                     New York, New York 10286
               q)                     Attention:  Corporate Trust Administration
               r)                     Telecopy:  (212) 815-5915

          (b) All such notices, requests, demands and communications, shall, to be effective hereunder, be in writing or by a telecommunications device capable of creating a written record and shall be deemed to have been given or made when delivered by hand or five (5) days after its deposit in the mail, first class or air postage prepaid (except that any notice to the Grantors by mail that an Actionable Default has occurred or given by the Grantors pursuant to Section 7.2 shall be sent by registered or certified mail) or in the case of notice by such a telecommunication device, when properly transmitted; provided, however, that any notice, request, demand or other communication to the Collateral Trustee shall not be effective until received.

          SECTION 8.3 DEALINGS WITH GRANTORS.
                      ----------------------

          (a) Upon any application or demand by any Grantor to the Collateral Trustee to take or permit any action under any of the provisions of any Collateral Document, such Grantor shall furnish to the Collateral Trustee a certificate signed by a Responsible Officer of such Grantor and, if requested by the Collateral Trustee, an opinion of counsel to the Grantor stating that all conditions precedent, if any, provided for in any Collateral Document relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of any Collateral Document, relating to such particular application or demand no additional certificate or opinion need be furnished.

          (b) Any opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate of Responsible Officers of any Grantor delivered to the Collateral Trustee.

          SECTION 8.4 CLAIMS AGAINST THE COLLATERAL TRUSTEE. Any claims or causes of action which the Secured Parties or the Grantors shall have against the Collateral Trustee shall survive the termination of this Agreement and the release of the Collateral hereunder.

          SECTION 8.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Trustee and each Secured Party and their successors and assigns, and nothing herein or in any other Collateral Document is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of any Collateral Documents, the Collateral or the Trust Estate; provided, however, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Trustee.

          SECTION 8.6 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

          SECTION 8.7 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 8.8 SECTION HEADINGS. The Article and Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not part of the agreement of the parties hereto.

          SECTION 8.9 CONFLICT WITH OTHER AGREEMENTS. The parties agree that in the event of any conflict between the provisions of this Agreement and the provisions of any of the other Collateral Documents the provisions of this Agreement shall control.

          SECTION 8.10 GOVERNING LAW. THE PROVISIONS OF THIS AGREEMENT CREATING A TRUST FOR THE BENEFIT OF THE SECURED PARTIES AND SETTING FORTH THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE COLLATERAL TRUSTEE HEREUNDER AND ALL OTHER PROVISIONS HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, EXCEPT WITH RESPECT TO THE PERFECTION AND ENFORCEMENT OF SECURITY INTERESTS AND LIENS IN OTHER JURISDICTIONS, WHICH SHALL BE GOVERNED BY THE LAWS OF THOSE JURISDICTIONS.

          SECTION 8.11 CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. Each Grantor hereby irrevocably submits to the nonexclusive jurisdiction of any United States Federal or New York State court sitting in New York City in any action or proceeding arising out of or relating to this Agreement or any other Collateral Document, and each Grantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such United States Federal or New York State court and each Grantor irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. As a method of service, each Grantor also irrevocably consents to the service of any and all process in any such actions or proceeding brought in any court in or of the State of New York by the delivery of copies of such process to such Grantor, at its address specified in Section 8.2 or by certified mail direct to such address, such service to be effective upon such delivery or 5 days after such mailing. EACH GRANTOR AND THE COLLATERAL TRUSTEE HEREBY WAIVES ALL RIGHT TO A JURY TRIAL IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER COLLATERAL DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

In witness whereof, each of the undersigned has caused this Collateral Trust Agreement to be duly executed and delivered as of the date first above written.

                              [Grantors]



                              By:
                                 -------------------------------------------
                                 Name:
                                 Title:

                              BERKADIA LLC

                              By:   BERKADIA MANAGEMENT LLC, its

                                 Manager

                                 By:
                                    ----------------------------------------
                                 Name: Marc D. Hamburg
                                 Title:  President


                              THE BANK OF NEW YORK, as the Indenture Trustee



                              By:
                                    ----------------------------------------
                                 Name:
                                 Title:

                              WILMINGTON TRUST COMPANY, as the Collateral
                              Trustee



                              By:
                                    ----------------------------------------
                                 Name:
                                 Title:

                                TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----

ARTICLE I          Defined Terms.......................................................   3
     Section 1.1       Definitions.....................................................   3
     Section 1.2       Certain Other Terms.............................................   7
ARTICLE II         Certain Obligations and Duties of the Collateral Trustee............   8
     Section 2.1       Authorization to Execute Certain Documents......................   8
     Section 2.2       Certain Representations and Warranties..........................   8
     Section 2.3       Actions.........................................................   9
     Section 2.4       Limitation on Duties............................................   9
ARTICLE III        Actionable Defaults; Remedies.......................................  10
     Section 3.1       Actionable Default..............................................  10
     Section 3.2       Control by Lender and Indenture Trustee.........................  10
     Section 3.3       Remedies........................................................  11
     Section 3.4       Right to Initiate Judicial Proceedings, etc.....................  13
     Section 3.5       Appointment of a Receiver.......................................  13
     Section 3.6       Exercise of Powers..............................................  13
     Section 3.7       Remedies Not Exclusive..........................................  13
     Section 3.8       Limitation by Law...............................................  14
     Section 3.9       Absolute Rights of Secured Parties..............................  14
     Section 3.10      Restatement of Rights...........................................  14
ARTICLE IV         Priority; Collateral Account; Application of Moneys.................  14
     Section 4.1       Priority of Security Interests..................................  14
     Section 4.2       The Collateral Account..........................................  15
     Section 4.3       Grant of Security Interest; Control of Collateral Account.......  15
     Section 4.4       Investment of Funds Deposited in Collateral Account.............  16
     Section 4.5       Application of Moneys...........................................  16
ARTICLE V          Agreement with Collateral Trustee...................................  18
     Section 5.1       Delivery of Secured Debt Instruments............................  18
     Section 5.2       Compensation and Expenses.......................................  18
     Section 5.3       Stamp and Other Similar Taxes...................................  18
     Section 5.4       Filing Fees, Excise Taxes, etc..................................  19
     Section 5.5       Indemnification.................................................  19


                                TABLE OF CONTENTS
                                  (CONTINUED)
                                                                                        PAGE
                                                                                        ----

     Section 5.6       Further Assurances..............................................  19
ARTICLE VI         Collateral Trustee..................................................  20
     Section 6.1       Appointment of Collateral Trustee and Acceptance of Trust.......  20
     Section 6.2       Exculpatory Provisions..........................................  20
     Section 6.3       Delegation of Duties............................................  21
     Section 6.4       Reliance by Collateral Trustee..................................  21
     Section 6.5       Limitations on Duties of Collateral Trustee.....................  22
     Section 6.6       Moneys to be Held in Trust......................................  23
     Section 6.7       Resignation and Removal of the Collateral Trustee...............  23
     Section 6.8       Status of Successors to the Collateral Trustee..................  24
     Section 6.9       Merger of the Collateral Trustee................................  24
     Section 6.10      Additional Co-Trustees; Separate Trustees.......................  24
ARTICLE VII        Release of Collateral...............................................  26
     Section 7.1       Conditions to Release...........................................  26
     Section 7.2       Procedure for Release...........................................  26
     Section 7.3       Effective Time of Release.......................................  27
     Section 7.4       Release of Specified Collateral.................................  27
ARTICLE VIII       Miscellaneous.......................................................  28
     Section 8.1       Amendments, Supplements and Waivers.............................  28
     Section 8.2       Notices.........................................................  29
     Section 8.3       Dealings with Grantors..........................................  30
     Section 8.4       Claims Against the Collateral Trustee...........................  31
     Section 8.5       Successors and Assigns..........................................  31
     Section 8.6       Counterparts....................................................  31
     Section 8.7       Severability....................................................  31
     Section 8.8       Section Headings................................................  31
     Section 8.9       Conflict with other Agreements..................................  31
     Section 8.10      Governing Law...................................................  31
     Section 8.11      Consent to Jurisdiction; Waiver of Jury Trial...................  32


                                                                       EXHIBIT C


                          PLEDGE AND SECURITY AGREEMENT

                           Dated as of August 21, 2001

                                     between

                              THE FINOVA GROUP INC.

                                       and

                            WILMINGTON TRUST COMPANY

                              as Collateral Trustee










                           Weil, Gotshal & Manges LLP
                                767 Fifth Avenue
                          New York, New York 10153-0119

                          PLEDGE AND SECURITY AGREEMENT

          PLEDGE AND SECURITY AGREEMENT, dated as of August 21, 2001 (this "Agreement"), by THE FINOVA GROUP INC. (the "Grantor"), in favor of WILMINGTON TRUST COMPANY, as collateral trustee for the Secured Parties (in such capacity, the "Collateral Trustee").

                              W i t n e s s e t h:

          Whereas, pursuant to the Credit Agreement, dated as of August 21, 2001 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") between Berkadia LLC (the "Lender") and FINOVA Capital Corporation (the "Borrower"), the Lender has agreed to make a single term loan in the principal amount of $5.6 billion dollars to the Borrower upon the terms and subject to the conditions set forth therein; and

          Whereas, the Borrower has issued and may issue promissory notes comprising the Intercompany Note to the Grantor; and

          Whereas, the Borrower, the Lender, the Parent, the Trustee (as defined below) and the Collateral Trustee are parties to a Collateral Trust Agreement; and

          Whereas, the Grantor is a party to the Parent Guaranty, pursuant to which it has guaranteed the obligations of the Borrower under the Credit Agreement; and

          Whereas, it is a condition precedent to the obligation of the Lender to make the term loan to the Borrower under the Credit Agreement and the obligation of the holders of the Senior Notes under the Indenture to accept the Senior Notes that the Grantor shall have executed and delivered this Agreement to the Collateral Trustee;

          Now, therefore, in consideration of the premises the Grantor hereby agrees with the Collateral Trustee as follows:

          ARTICLE I. DEFINED TERMS

          SECTION 1.1 DEFINITIONS.
                      -----------

          (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein have the meanings given to them in the Credit Agreement.

          (b) Terms used herein that are defined in the UCC have the meanings given to them in the UCC, including the following which are capitalized herein:

          "Account Debtor"
          "Accounts"
          "Chattel Paper"
          "Commodity Account"

          "Commodity Intermediary"
          "Control"
          "Deposit Accounts"
          "Documents"
          "Entitlement Holder"
          "Entitlement Order"
          "Equipment"
          "Financial Asset"
          "General Intangibles"
          "Instruments"
          "Inventory"
          "Investment Property"
          "Letter of Credit Rights"
          "Payment Intangible"
          "Proceeds"
          "Security"
          "Securities Account"
          "Securities Intermediary"
          "Security Entitlement"

          (c) The following terms shall have the following meanings:

          "Additional Pledged Collateral" means all shares of, limited and/or general partnership interests in, and limited liability company interests in, and all securities convertible into, and warrants, options and other rights to purchase or otherwise acquire, stock of, or partnership interests in or limited liability company interests in, either (i) any Person that, after the date of this Agreement, as a result of any occurrence, becomes a direct Subsidiary of the Grantor or (ii) any issuer of Pledged Stock, any Partnership or any LLC that is acquired by the Grantor after the date hereof; all certificates or other instruments representing any of the foregoing; all Security Entitlements of the Grantor in respect of any of the foregoing; all additional indebtedness from time to time owed to the Grantor by any obligor on the Pledged Notes and the instruments evidencing such indebtedness; and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing. Additional Pledged Collateral may be General Intangibles or Investment Property.

          "Agreement" means this Pledge and Security Agreement.

          "Approved Deposit Account" means a Deposit Account maintained by the Grantor with a Deposit Account Bank which account is the subject of an effective Deposit Account Control Agreement, and includes all monies on deposit therein and all certificates and instruments, if any, representing or evidencing such Approved Deposit Account.

          "Approved Securities Intermediary" means a Securities Intermediary or Commodity Intermediary and with respect to which the Grantor has delivered to the Collateral Trustee an executed Control Account Agreement.

          "Cash Collateral Account" means any Deposit Account or Securities Account established by the Collateral Trustee as provided in Section 2.3 in which cash and Cash Equivalents may from time to time be on deposit or held therein as provided in Section 5.2 or 5.4.

          "Collateral" has the meaning specified in Section 2.1.

          "Control Account" means a Securities Account or Commodity Account maintained by the Grantor with an Approved Securities Intermediary which account is the subject of an effective Control Account Agreement, and includes all Financial Assets held therein and all certificates and instruments, if any, representing or evidencing the Financial Assets contained therein.

          "Control Account Agreement" means a letter agreement, substantially in the form of Annex 2 (with such changes as may be agreed to by the Collateral Trustee), executed by the Grantor, the Collateral Trustee and the relevant Approved Securities Intermediary.

          "Copyrights" means (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any foreign counterparts thereof and (b) the right to obtain all renewals thereof.

          "Copyright Licenses" means any written agreement naming the Grantor as licensor or licensee granting any right under any Copyright, including the grant of rights to copy, publicly perform, create derivative works, manufacture, distribute, exploit and sell materials derived from any Copyright.

          "Deposit Account Bank" means a financial institution with respect to which the Grantor has delivered to the Collateral Trustee an executed Deposit Account Control Agreement.

          "Deposit Account Control Agreement" means a letter agreement, substantially in the form of Annex 1 (with such changes as may be agreed to by the Collateral Trustee), executed by the Grantor, the Collateral Trustee and the relevant Deposit Account Bank.

          "Domestic Subsidiary" means any Subsidiary of the Grantor incorporated or organized under the laws of the United States, any state thereof or the District of Columbia.

          "Excluded Property" means Special Property other than the following:

          (a) the right to receive any payment of money (including, without limitation, general intangibles for money due or to become due) or any other rights referred to in Sections 9-406(f), 9-407(a) or 9-408(a) of the UCC; and

          (b) any proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions or replacements of any Special Property (unless such proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions or replacements itself would constitute Special Property).

          s) "Guaranty Obligations" means all obligations of the Grantor under the Parent Guaranty.

          "Indenture Obligations" means any principal, interest and all other obligations and liabilities of the Parent (including interest accruing at the then applicable rate provided in the Indenture after the maturity of the Senior Notes and interest accruing at the then applicable rate provided in the Indenture after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with the Indenture, the Senior Notes, this Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, guarantee obligations, fees, indemnities, costs, expenses or otherwise; provided, however, that "Indenture Obligations" shall not include the Contingent Interest (as defined in the Indenture).

          "Intellectual Property" means, collectively, all rights, priorities and privileges of the Grantor relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses and trade secrets, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

          "LLC" means each limited liability company in which the Grantor has an interest, including those set forth on Schedule 2.

          "LLC Agreement" means each operating agreement with respect to an LLC, as each agreement has heretofore been and may hereafter be amended, restated, supplemented or otherwise modified from time to time.

          "Material Intellectual Property" means Intellectual Property owned by or licensed to the Grantor which is material to its business.

          "Partnership" means each partnership in which the Grantor has an interest, including those set forth on Schedule 2.

          "Partnership Agreement" means each partnership agreement governing a Partnership, as each such agreement has heretofore been and may hereafter be amended, restated, supplemented or otherwise modified.

          "Patents" means (a) all letters patent of the United States, any other country or any political subdivision thereof and all reissues and extensions thereof, (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, and (c) all rights to obtain any reissues or extensions of the foregoing.

          "Patent License" means all agreements, whether written or oral, providing for the grant by or to the Grantor of any right to manufacture, use, import, sell or offer for sale any invention covered in whole or in part by a Patent.

          "Pledge Amendment" has the meaning specified in Section 4.4.

          "Pledged Collateral" means, collectively, the Pledged Notes, the Pledged Stock, the Pledged Partnership Interests, the Pledged LLC Interests, any other Investment Property of the Grantor, all certificates or other instruments representing any of the foregoing and all Security Entitlements of the Grantor in respect of any of the foregoing included in the Collateral. Pledged Collateral may be General Intangibles or Investment Property.

          "Pledged LLC Interests" means all right, title and interest of the Grantor as a member of any LLC and all of the Grantor's right, title and interest in, to and under any LLC Agreement to which it is a party.

          "Pledged Notes" means all right, title and interest of the Grantor in the Instruments evidencing any Indebtedness owed to the Grantor, including all Indebtedness described on Schedule 2, issued by the obligors named therein.

          "Pledged Partnership Interests" means all of the Grantor's right, title and interest as a limited and/or general partner in any Partnerships and all of the Grantor's right, title and interest in, to and under any Partnership Agreements to which it is a party.

          "Pledged Stock" means all right, title and interest of the Grantor in the shares of capital stock owned by each Grantor, including all shares of capital stock listed on Schedule 2; provided, however, that only the outstanding capital stock of a subsidiary of the Grantor created after the date hereof that is not a Domestic Subsidiary possessing up to but not exceeding 65% of the voting power of all classes of capital stock of such controlled foreign corporation entitled to vote shall be deemed to be pledged hereunder.

          "Related Contract" means each security agreement, lease and other contract securing or otherwise relating to any Account.

          "Secured Obligations" means the Guaranty Obligations and the Indenture Obligations.

          "Secured Party" has the meaning set forth in the Collateral Trust Agreement.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Special Property" means:

          (a) any permit, lease or license held by the Grantor that validly prohibits the creation by the Grantor of a security interest therein;

          (b) any permit, lease or license held by the Grantor to the extent that any Requirement of Law applicable thereto prohibits the creation of a security interest therein; and

          (c) Equipment owned by the Grantor on the date hereof that is subject to a purchase money Lien or a Capital Lease Obligation if the contract or other agreement in which such Lien is granted (or in the documentation providing for such Capital Lease Obligation) validly prohibits the creation of any other Lien on such Equipment;

          (d) any LLC interests, Partnership interests or other equity interests that are subject to contractual prohibitions against or limitations on the transfer or pledging of such interests; and

          (e) rights under any contract which prohibits collateral assignment;

in each case only to the extent, and for so long as, such permit, lease, license, contract or other agreement, or Requirement of Law applicable thereto, validly prohibits the creation of a Lien in such property in favor of the Collateral Trustee (and upon the termination of such prohibition (howsoever occurring) such permit, lease, license or equipment shall cease to be "Special Property").

          "Trademarks" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, and (b) the right to obtain all renewals thereof.

          "Trademark License" means any agreement, whether written or oral, providing for the grant by or to the Grantor of any right to use any Trademark.

          "Trustee" means The Bank of New York.

          "UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Collateral Trustee's and/or the Secured Parties' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions; provided, further, that if the UCC is amended after the date hereof, such amendment will not be given effect for the purposes of this Agreement if and to the extent the result of such amendment would be to limit or eliminate any item of Collateral.

          "Vehicles" means all vehicles covered by a certificate of title law of any state.

          SECTION 1.2 CERTAIN OTHER TERMS.
                      -------------------

          (a) The words "herein," "hereof," "hereto" and "hereunder" and similar words refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

          (b) References herein to an Annex, Schedule, Article, Section, subsection or clause refer to the appropriate Annex or Schedule to, or Article, Section, subsection or clause in this Agreement.

          (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          (d) Where the context requires, provisions relating to the Collateral or any part thereof, when used in relation to the Grantor, shall refer to the Grantor's Collateral or the relevant part thereof.

          (e) Any reference in this Agreement to a Loan Document shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any and all times such reference becomes operative.

          (f) The term "including" means "including without limitation" except when used in the computation of time periods.

          (g) The terms "Lender," "Collateral Trustee" and "Secured Party" include their respective successors.

          (h) References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

          ARTICLE II. GRANT OF SECURITY INTEREST

          SECTION 2.1 COLLATERAL. For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the "Collateral":

          (a) all Accounts;

          (b) all Chattel Paper;

          (c) all Deposit Accounts;

          all Documents;

          all Equipment;

          all General Intangibles;

          all Instruments;

          all Inventory;

          all Investment Property;

          all Letter of Credit Rights;

          all Vehicles;

          all books and records pertaining to the other property described in this Section 2.1;

          all other goods and personal property of the Grantor whether tangible or intangible wherever located;

          (d) all property of the Grantor held by the Collateral Trustee or any Secured Party, including all property of every description, in the possession or custody of or in transit to the Collateral Trustee or such Secured Party for any purpose, including safekeeping, collection or pledge, for the account of the Grantor, or as to which the Grantor may have any right or power; and

          (e) to the extent not otherwise included, all Proceeds.

          SECTION 2.2 GRANT OF SECURITY INTEREST IN COLLATERAL.
                      ----------------------------------------

          (a) The Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Guaranty Obligations hereby collaterally assigns, mortgages, pledges and hypothecates to the Collateral Trustee for the benefit of the Lender, and grants to the Collateral Trustee for the benefit of the Lender a lien on and security interest in, all of its right, title and interest in, to and under the Collateral; provided, however, that the foregoing grant of a security interest shall not include a security interest in Excluded Property; and provided, further, that if and when the prohibition which prevents the granting by the Grantor to the Collateral Trustee of a security interest in such Excluded Property is removed or otherwise terminated, the Collateral Trustee will be deemed to have, and at all times from and after the date hereof to have had, a security interest in such Excluded Property, as the case may be.

          (b) The Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Indenture Obligations hereby collaterally assigns, mortgages, pledges and hypothecates to the Collateral Trustee for the benefit of the Trustee and the holders of the Senior Notes, and grants to the Collateral Trustee for the benefit of the Trustee and the holders of the Senior Notes, a lien on and security interest in, all of its right, title and interest in, to and under the Collateral; provided, however, that the foregoing grant of a security interest shall not include a security interest in any Property of the Grantor acquired from capital contributions to the Parent, any Proceeds of such Property or any Property acquired upon the sale, exchange or other disposition of such Property or Proceeds; and provided, further, that the foregoing grant of a security interest shall not include a security interest in Excluded Property; and provided, further, that if and when the prohibition which prevents the granting by the Grantor to the Collateral Trustee of a security interest in such Excluded Property is removed or otherwise terminated, the Collateral Trustee will be deemed to have, and at all times from and after the date hereof to have had, a security interest in such Excluded Property, as the case may be.

          SECTION 2.3 CASH COLLATERAL ACCOUNTS. The Collateral Trustee may establish one or more Deposit Accounts and one or more Securities Accounts with such depositaries and Securities Intermediaries as it in its sole discretion shall determine. Each such account shall be in the name of the Collateral Trustee (but may also have words referring to the Grantor and the account's purpose). The Collateral Trustee shall be the entitlement holder with respect to each such Securities Account and the only Person authorized to give entitlement orders with respect thereto. Without limiting the foregoing, funds on deposit in any Cash Collateral Account may be invested in Cash Equivalents at the direction of the Collateral Trustee; provided, however, that the Collateral Trustee shall not have any responsibility for, or bear any risk of loss of, any such investment or income thereon. Neither the Grantor nor any other Loan Party or Person claiming on behalf of or through the Grantor or any other Loan Party shall have any right to demand payment of any of the funds held in any Cash Collateral Account at any time prior to the payment in full of all then outstanding Secured Obligations. The Collateral Trustee shall apply all funds on deposit in a Cash Collateral Account as provided in the Collateral Trust Agreement.

          ARTICLE III. REPRESENTATIONS AND WARRANTIES

          The Grantor hereby represents and warrants to the Collateral Trustee and the other Secured Parties that:

          SECTION 3.1 TITLE; NO OTHER LIENS. Except for the Lien granted to the Collateral Trustee pursuant to this Agreement and Permitted Liens, the Grantor is the record and beneficial owner of the Pledged Collateral pledged by it hereunder constituting Instruments or certificated securities, is the entitlement holder of all Pledged Collateral constituting Investment Property held in a Securities Account and has rights in or the power to transfer each other item of Collateral in which a Lien is granted by it hereunder, free and clear of any and all Liens.

          SECTION 3.2 PERFECTION AND PRIORITY. The security interest granted pursuant to this Agreement will constitute a valid and continuing perfected security interest in favor of the Collateral Trustee in the Collateral for which perfection is governed by the UCC or filing with the United States Copyright Office upon (i) the completion of the filings and other actions specified on
Schedule 3 (which, in the case of all filings and other documents referred to on such schedule, have been delivered to the Collateral Trustee in completed and duly executed form), (ii) the delivery to the Collateral Trustee of all Collateral consisting of certificated securities, in each case properly endorsed for transfer to the Collateral Trustee or in blank, (iii) the execution of Control Account Agreements with respect to Investment Property not in certificated form, (iv) the execution of Deposit Account Control Agreements with respect to all Deposit Accounts (other than any Cash Collateral Account) and (v) all appropriate filings having been made with the United States Copyright Office. Such security interest will be prior to all other Liens on the Collateral except for Permitted Liens.

          SECTION 3.3 STATE OF INCORPORATION; CHIEF EXECUTIVE OFFICE. On the date hereof the Grantor's jurisdiction of organization and organizational identification number are specified on Schedule 1.

          SECTION 3.4 INVENTORY AND EQUIPMENT. On the date hereof, the Grantor's Inventory and Equipment (other than mobile goods and Inventory or Equipment in transit) are kept at the locations listed on Schedule 4.

          SECTION 3.5 PLEDGED COLLATERAL.
                      ------------------

          (a) The Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests pledged hereunder by the Grantor are listed on Schedule 2 and constitute that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 2.

          All of the Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests have been duly authorized and validly issued and are fully paid and, in the case of Pledged Stock, nonassessable.

          Each of the Pledged Notes has been duly authorized, issued and delivered and where necessary authenticated, and constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

          All Pledged Collateral and any Additional Pledged Collateral consisting of certificated securities has been delivered to the Collateral Trustee in accordance with Section 4.4(a).

          All Pledged Collateral held by a Securities Intermediary in a Securities Account is in a Control Account.

          Other than the Pledged Partnership Interests and the Pledged LLC Interests that constitute General Intangibles, there is no Pledged Collateral other than that represented by certificated securities in the possession of the Collateral Trustee or that consisting of Financial Assets held in a Control Account.

          SECTION 3.6 ACCOUNTS. No amount payable to the Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper which has not been delivered to the Collateral Trustee, properly endorsed for transfer, to the extent delivery is required by Section 4.4.

          SECTION 3.7 NO OTHER NAMES. Except as set forth on Schedule 1, the Grantor has not had, or operated in any jurisdiction within the five-year period preceding the date hereof under, any trade name, fictitious name or other name other than its legal name.

          SECTION 3.8 INTELLECTUAL PROPERTY.
                      ---------------------

          (a) Schedule 5 lists all Material Intellectual Property of the Grantor on the date hereof, separately identifying that owned by the Grantor and that licensed to the Grantor. The Material Intellectual Property set forth on
Schedule 5 for the Grantor constitutes all of the intellectual property rights necessary to conduct its business.

          On the date hereof, all Material Intellectual Property owned by the Grantor is valid, subsisting, unexpired and enforceable, has not been adjudged invalid and has not been abandoned and, to the Grantor's knowledge, the use thereof in the business of the Grantor does not infringe the intellectual property rights of any other Person.

          Except as set forth in Schedule 5, on the date hereof, none of the Material Intellectual Property owned by the Grantor is the subject of any licensing or franchise agreement pursuant to which the Grantor is the licensor or franchisor.

          No holding, decision or judgment has been rendered by any Governmental Authority that would limit, cancel or question the validity of, or the Grantor's rights in, any Material Intellectual Property.

          No action or proceeding seeking to limit, cancel or question the validity of any Material Intellectual Property owned by the Grantor or the Grantor's ownership interest therein is on the date hereof pending or, to the knowledge of the Grantor, threatened. There are no claims, judgments or settlements to be paid by the Grantor relating to the Material Intellectual Property.

          SECTION 3.9 CONTROL ACCOUNTS; DEPOSIT ACCOUNTS. The only Deposit Accounts or Securities Accounts maintained by the Grantor on the date hereof are those listed on Schedule 6.

          ARTICLE IV. COVENANTS

          As long as any of the Secured Obligations remain outstanding, the Grantor agrees with the Collateral Trustee that:

          SECTION 4.1 GENERALLY. The Grantor shall (a) except for the security interest created by this Agreement, not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Permitted Liens; (b) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, any other Loan Document, any Requirement of

Law or any policy of insurance covering the Collateral; (c) not sell, transfer or assign (by operation of law or otherwise) any Collateral except as permitted under the Parent Guaranty and the Indenture; and (d) not enter into any agreement or undertaking restricting the right or ability of the Grantor or the Collateral Trustee to sell, assign or transfer any of the Collateral, except as permitted by the Parent Guaranty and the Indenture.

          SECTION 4.2 MAINTENANCE OF PERFECTED SECURITY INTEREST; FURTHER
                      ---------------------------------------------------
DOCUMENTATION.
-------------

          (a) The Grantor will maintain the security interests created by this Agreement as a perfected security interests having at least the priority described in Section 3.2 and shall defend such security interests against the claims and demands of all Persons.

          (b) The Grantor will furnish to the Collateral Trustee from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Trustee may reasonably request, all in reasonable detail.

          (c) At any time and from time to time, upon the written request of the Collateral Trustee, and at the sole expense of the Grantor, the Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further action as the Collateral Trustee may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including the filing of any financing or continuation statement under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby, and the execution and delivery of Deposit Account Control Agreements and Control Account Agreements.

          SECTION 4.3 CHANGES IN LOCATIONS, NAME, ETC.
                      -------------------------------

          (a) Except upon 90 days' prior written notice to the Collateral Trustee and delivery to the Collateral Trustee of (i) all additional executed financing statements and other documents reasonably requested by the Collateral Trustee to maintain the validity, perfection and priority of the security interests provided for herein and (ii) if applicable, a written supplement to
Schedule 4 showing any additional location at which Inventory or Equipment shall be kept, the Grantor will not:

          (i) permit any of the Inventory, Equipment or Pledged Notes to be kept at a location other than those listed on Schedule 4;

change its state of incorporation from that referred to in Section 3.3; or

change its name, identity or corporate structure to such an extent that any financing statement filed in connection with this Agreement would become misleading.

          (b) The Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. If requested by the Collateral Trustee, the security interest of the Collateral Trustee shall be noted on the certificate of title of each Vehicle.

          SECTION 4.4 PLEDGED COLLATERAL.
                      ------------------

          (a) The Grantor will (i) deliver to the Collateral Trustee all certificates representing or evidencing any Pledged Collateral (including Additional Pledged Collateral), and, at the Collateral Trustee's request, all Instruments, whether now existing or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by the Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Trustee, together, in respect of any Additional Pledged Collateral, with a Pledge Amendment, duly executed by the Grantor, in substantially the form of Annex 3 (a "Pledge Amendment") or such other documentation acceptable to the Collateral Trustee, (ii) authorize the Collateral Trustee to attach each Pledge Amendment to this Agreement and (iii) maintain all other Pledged Collateral constituting Investment Property in a Control Account. The Collateral Trustee shall have the right, at any time in its discretion and without notice to the Grantor, to transfer to or to register in its name or in the name of its nominees any or all of the Pledged Collateral. The Collateral Trustee shall have the right at any time to exchange certificates or instruments representing or evidencing any of the Pledged Collateral for certificates or instruments of smaller or larger denominations.

          (b) Except as provided in Article V, the Grantor shall be entitled to receive all cash dividends paid in respect of the Pledged Collateral (other than liquidating or distributing dividends) with respect to the Pledged Collateral. Any sums paid upon or in respect of any of the Pledged Collateral upon the liquidation or dissolution of any issuer of any of the Pledged Collateral, any distribution of capital made on or in respect of any of the Pledged Collateral or any property distributed upon or with respect to any of the Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any issuer of Pledged Collateral or pursuant to the reorganization thereof shall, unless otherwise subject to a perfected security interest in favor of the Collateral Trustee, be delivered to the Collateral Trustee to be held by it hereunder as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of any of the Pledged Collateral shall be received by the Grantor, the Grantor shall, until such money or property is paid or delivered to the Collateral Trustee, hold such money or property in trust for the Collateral Trustee, segregated from other funds of the Grantor, as additional security for the Secured Obligations.

          (c) Except as provided in Article V, the Grantor will be entitled to exercise all voting, consent and corporate rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by the Grantor which would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Intercompany Note, this Agreement or any other Loan Document or which would, without prior notice to the Collateral Trustee, enable or permit any issuer of Pledged Collateral that is a Subsidiary of the Grantor to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any issuer of Pledged Collateral, other than the securities issued by FINOVA Mezzanine Capital Inc. pursuant to the Reorganization Plan.

          (d) The Grantor shall not grant Control over any Investment Property to any Person other than the Collateral Trustee.

          (e) The Grantor will not agree to any amendment of an LLC Agreement or Partnership Agreement that in any way adversely affects the perfection of the security interest of the Collateral Trustee in the Pledged Partnership Interests or Pledged LLC Interests pledged by the Grantor hereunder, including any amendment that would cause the membership interest or partnership interest of the Grantor to be a security under Section 8-103 of the UCC.

          SECTION 4.5 CONTROL ACCOUNTS; DEPOSIT ACCOUNTS.
                      ----------------------------------

          (a) The Grantor will (i) deposit in an Approved Deposit Account all cash received by the Grantor, (ii) not establish or maintain any Securities Account that is not a Control Account and (iii) not establish or maintain any Deposit Account other than Approved Deposit Accounts; provided, however, that the Grantor may maintain payroll, withholding tax and other fiduciary accounts as required by law.

          (b) The Grantor shall instruct each Account Debtor or other Person obligated to make a payment to the Grantor under a General Intangible to make payment, or to continue to make payment, as the case may be, to an Approved Deposit Account and will deposit in an Approved Deposit Account all Proceeds of such Accounts and General Intangibles received by the Grantor from any other Person immediately upon receipt.

          (c) In the event (i) the Grantor or any Approved Securities Intermediary or Approved Deposit Bank shall, after the date hereof, terminate an agreement with respect to the maintenance of a Control Account or Approved Deposit Account for any reason, (ii) the Collateral Trustee shall demand such termination as a result of the failure of an Approved Securities Intermediary or Approved Deposit Account Bank to comply with the terms of the applicable Control Account Agreement or Deposit Account Control Agreement, or (iii) the Collateral Trustee determines in its sole discretion that the financial condition of an Approved Securities Intermediary or Approved Deposit Account Bank, as the case may be, has materially deteriorated, the Grantor agrees to notify all of its obligors that were making payments to such terminated Control Account or Approved Deposit Account, as the case may be, to make all future payments to another Control Account or Approved Deposit Account, as the case may be.

          SECTION 4.6 DELIVERY OF INSTRUMENTS AND CHATTEL PAPER. If any amount payable under or in connection with any of the Collateral owned by the Grantor shall be or become evidenced by an Instrument or Chattel Paper, the Grantor shall immediately deliver such Instrument or Chattel Paper to the Collateral Trustee, duly indorsed in a manner satisfactory to the Collateral Trustee.

          SECTION 4.7 INTELLECTUAL PROPERTY.
                      ---------------------

          (a) The Grantor (either itself or through licensees) will (i) continue to use each Trademark that is Material Intellectual Property in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use, (ii) use such Trademark with any applicable and appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iii) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Collateral Trustee shall obtain a perfected security interest in such mark pursuant to this Agreement and (iv) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

          (b) The Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any Patent which is Material Intellectual Property may become forfeited, abandoned or dedicated to the public.

          (c) The Grantor (either itself or through licensees) (i) will not (and will not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any portion of the Copyrights which is Material Intellectual Property may become invalidated or otherwise impaired and (ii) will not (either itself or through licensees) do any act whereby any portion of the Copyrights which is Material Intellectual Property may fall into the public domain.

          (d) The Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any trade secret which is Material Intellectual Property may become publicly available or otherwise unprotectable.

          (e) The Grantor (either itself or through licensees) will not do any act that knowingly uses any Material Intellectual Property to infringe the intellectual property rights of any other Person.

          (f) The Grantor will notify the Collateral Trustee immediately if it knows, or has reason to know, that any application or registration relating to any Material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding the Grantor's ownership of, right to use, interest in, or the validity of, any Material Intellectual Property or the Grantor's right to register the same or to own and maintain the same.

          (g) Whenever the Grantor, either by itself or through any agent, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States, the Grantor shall report such filing to the Collateral Trustee within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Collateral Trustee, the Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Collateral Trustee may request to evidence the Collateral Trustee's security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of the Grantor relating thereto or represented thereby.

          (h) The Grantor will take all reasonable actions necessary or requested by the Collateral Trustee, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of any Copyright, Trademark or Patent that is Material Intellectual Property, including filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition and interference and cancellation proceedings.

          (i) In the event that any Material Intellectual Property is infringed upon or misappropriated or diluted by a third party, the Grantor shall notify the Collateral Trustee promptly after the Grantor learns thereof. The Grantor shall take appropriate action in response to such infringement, misappropriation of dilution, including promptly bringing suit for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation of dilution, and shall take such other actions as may be appropriate in its reasonable judgment under the circumstances to protect such Material Intellectual Property.

          (j) Unless otherwise agreed to by the Collateral Trustee, the Grantor will execute and deliver to the Collateral Trustee for filing in (i) the United States Copyright Office a short-form copyright security agreement in the form attached hereto as Annex 4, (ii) in the United States Patent and Trademark Office a short-form patent security agreement in the form attached hereto as Annex 5 and (iii) the United States Patent and Trademark Office a short-form trademark security agreement in form attached hereto as Annex 6, with respect to all registered Copyrights and Trademarks, and all of the Grantor's Patents.

          SECTION 4.8 VEHICLES. Upon the request of the Collateral Trustee, within 30 days after the date of such request and, with respect to any Vehicles acquired by the Grantor subsequent to the date of any such request, within 30 days after the date of acquisition thereof, the Grantor shall file all applications for certificates of title/ownership indicating the Collateral Trustee's first priority security interest in the Vehicle covered by such certificate, and any other necessary documentation, in each office in each jurisdiction which the Collateral Trustee shall deem advisable to perfect its security interests in the Vehicles.

          SECTION 4.9 INSURANCE. The Grantor shall (i) maintain all insurance required by the Parent Guaranty and (ii) cause all such insurance to name the Collateral Trustee on behalf of the Secured Parties as additional insured, and to provide that no cancellation, material addition in amount or material change in coverage shall be effective until after 30 days' written notice thereof to the Collateral Trustee.

          SECTION 4.10 SPECIAL PROPERTY. Each Grantor shall, on the Closing Date and on the last Business Day of each calendar month, or more often if requested by the Collateral Trustee, provide Schedule 4.10 to the Collateral Trustee identifying in reasonable detail the Special Property and any other Property with respect to which the Collateral Trustee on behalf of the Secured Parties does not have a Lien (and stating in such schedule the extent to which such Property constitutes Excluded Property) and shall provide to the Collateral Trustee the book value of such Property and such other information regarding such Property as the Collateral Trustee may reasonably request.

          SECTION 4.11 USE OF COLLATERAL. Following the occurrence of a Default or Event of Default, the Grantor will not use any of the Collateral to make any payment of principal, interest or otherwise in respect of the Senior Notes.

          ARTICLE V. REMEDIAL PROVISIONS

          SECTION 5.1 CODE AND OTHER REMEDIES. During the continuance of an Event of Default, the Collateral Trustee may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Collateral Trustee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Collateral Trustee or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Trustee shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Grantor, which right or equity is hereby waived and released. The Grantor further agrees, at the Collateral Trustee's request, to assemble the Collateral and make it available to the Collateral Trustee at places which the Collateral Trustee shall reasonably select, whether at the Grantor's premises or elsewhere. The Collateral Trustee shall apply the net proceeds of any action taken by it pursuant to this Section 5.1 in the manner set forth in the Collateral Trust Agreement. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands it may acquire against the Collateral Trustee or any other Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          SECTION 5.2 ACCOUNTS AND PAYMENTS IN RESPECT OF GENERAL INTANGIBLES.
                      -------------------------------------------------------

          (a) If required by the Collateral Trustee at any time during the continuance of an Event of Default, any payments of Accounts or payments in respect of General Intangibles, when collected by the Grantor, shall be forthwith (and, in any event, within two Business Days) deposited by the Grantor in the exact form received, duly indorsed by the Grantor to the Collateral Trustee if required, in a Cash Collateral Account. Until so turned over, such payments shall be held by the Grantor in trust for the Collateral Trustee, segregated from other funds of the Grantor. Each such deposit of Proceeds of Accounts and payments in respect of General Intangibles shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

          (b) At the Collateral Trustee's request, during the continuance of an Event of Default, the Grantor shall deliver to the Collateral Trustee all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts or payments in respect of General Intangibles, including all original orders, invoices and shipping receipts.

          (c) The Collateral Trustee may, without notice, at any time during the continuance of an Event of Default, limit or terminate the authority of the Grantor to collect its Accounts or amounts due under General Intangibles or any thereof.

          (d) The Collateral Trustee in its own name or in the name of others may at any time during the continuance of an Event of Default communicate with Account Debtors to verify with them to the Collateral Trustee's satisfaction the existence, amount and terms of any Accounts or amounts due under any General Intangibles.

          (e) Upon the request of the Collateral Trustee at any time during the continuance of an Event of Default, the Grantor shall notify Account Debtors that the Accounts or General Intangibles have been collaterally assigned to the Collateral Trustee and that payments in respect thereof shall be made directly to the Collateral Trustee. In addition, the Collateral Trustee may at any time during the continuance of an Event of Default enforce the Grantor's rights against such Account Debtors and obligors of General Intangibles.

          (f) Anything herein to the contrary notwithstanding, the Grantor shall remain liable under each of the Accounts and payments in respect of General Intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Collateral Trustee nor any other Secured Party shall have any obligation or liability under any agreement giving rise to an Account or a payment in respect of a General Intangible by reason of or arising out of this Agreement or the receipt by the Collateral Trustee nor any other Secured Party of any payment relating thereto, nor shall the Collateral Trustee nor any other Secured Party be obligated in any manner to perform any of the obligations of the Grantor under or pursuant to any agreement giving rise to an Account or a payment in respect of a General Intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          SECTION 5.3 PLEDGED COLLATERAL.
                      ------------------

          (a) During the continuance of an Event of Default, upon notice by the Collateral Trustee to the Grantor, (i) the Collateral Trustee shall have the right to receive any and all Proceeds of the Pledged Collateral and make application thereof to the Obligations in the order set forth in the Collateral Trust Agreement, and (ii) the Collateral Trustee or its nominee may exercise (A) all voting, consent, corporate and other rights pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any issuer of Pledged Securities, the right to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Trustee may determine), all without liability except to account for property actually received by it, but the Collateral Trustee shall have no duty to the Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (b) In order to permit the Collateral Trustee to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, (i) the Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Trustee all such proxies, dividend payment orders and other instruments as the Collateral Trustee may from time to time reasonably request and (ii) without limiting the effect of clause
(i) above, the Grantor hereby grants to the Collateral Trustee an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any

Pledged Collateral on the record books of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

          (c) The Grantor hereby expressly authorizes and instructs each issuer of any Pledged Collateral pledged hereunder by the Grantor to (i) comply with any instruction received by it from the Collateral Trustee in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Grantor, and the Grantor agrees that such issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Collateral directly to the Collateral Trustee.

          SECTION 5.4 PROCEEDS TO BE TURNED OVER TO COLLATERAL TRUSTEE. All Proceeds received by the Collateral Trustee hereunder shall be held by the Collateral Trustee in a Cash Collateral Account. All Proceeds while held by the Collateral Trustee in a Cash Collateral Account (or by the Grantor in trust for the Collateral Trustee) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the Collateral Trust Agreement.

          SECTION 5.5 DEFICIENCY. The Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Collateral Trustee or any other Secured Party to collect such deficiency.

          SECTION 5.6 EXECUTION OF FINANCING STATEMENTS. The Grantor authorizes the Collateral Trustee to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of the Grantor in such form and in such offices as the Collateral Trustee reasonably determines appropriate to perfect the security interests of the Collateral Trustee under this Agreement.

          ARTICLE VI. MISCELLANEOUS

          SECTION 6.1 AMENDMENTS IN WRITING. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with the Collateral Trust Agreement.

          SECTION 6.2 NOTICES. All notices, requests and demands to or upon the Collateral Trustee or the Grantor hereunder shall be effected in the manner provided for in the Collateral Trust Agreement.

          SECTION 6.3 NO WAIVER BY COURSE OF CONDUCT; CUMULATIVE REMEDIES. Neither the Collateral Trustee nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 6.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Trustee or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the

Collateral Trustee or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Trustee or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          SECTION 6.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Trustee and each other Secured Party and their successors and assigns; provided, however, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Trustee, except as otherwise permitted under the Parent Guaranty and the Indenture.

          SECTION 6.5 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

          SECTION 6.6 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 6.7 SECTION HEADINGS. The Article and Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not part of the agreement of the parties hereto.

          SECTION 6.8 ENTIRE AGREEMENT. This Agreement together with the other Loan Documents represents the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

          SECTION 6.9 GOVERNING LAW. This agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

          SECTION 6.10 REINSTATEMENT. The Grantor further agrees that, if any payment made by any Loan Party or other Person and applied to the Secured Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Secured Party to such Loan Party, its estate, trustee, receiver or any other party, including the Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of the Grantor in respect of the amount of such payment.

          SECTION 6.11 SECURITY INTEREST ABSOLUTE. All rights of the Collateral Trustee hereunder and all obligations of the Grantor hereunder shall be absolute and unconditional irrespective of:

          (a) any lack of validity, regularity or enforceability, in whole or in part, of any of the Loan Documents or the Indenture;

          (b) any change in the terms of any or all of the Secured Obligations or any amendment or waiver of, or consent to any departure from, any provision of any of the Loan Documents or the Indenture;

          (c) any taking, exchange, release or nonperfection of any Collateral, or any taking, release or amendment or waiver of, or consent to any departure from, any guaranty, for any or all of the Secured Obligations;

          (d) any manner of application of Collateral or Proceeds to any or all of the Secured Obligations, or any manner of sale or other disposition of any Collateral or any other assets of the Grantor or its Subsidiaries;

          (e) any change, restructuring or termination of the corporate structure or existence of the Grantor or any of its Subsidiaries; and

          (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Grantor with respect to the security interests granted hereunder.

          In witness whereof, the Grantor has caused this Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

                              THE FINOVA GROUP INC.



                              By:
                                 -------------------------------
                                 Name:
                                 Title:

ACCEPTED AND AGREED:

WILMINGTON TRUST COMPANY, as Collateral Trustee

By:
   ----------------------------
  Name:
  Title:

                                   ANNEX 1 TO
                          PLEDGE AND SECURITY AGREEMENT

                        Deposit Account Control Agreement

                                                                            Date

Bank
Bank Address

          Ladies and Gentlemen:

          Reference is made to the accounts listed on the accompanying Exhibit B maintained with you (the "Bank") by ________________ (the "Company") into which funds are deposited from time to time (the "Accounts").

          The Company has granted to Wilmington Trust Company, as Collateral Trustee (the "Collateral Trustee") for the benefit of the Secured Parties (as defined in the Collateral Trust Agreement dated August 21, 2001 among the Company and certain of its affiliates, Berkadia LLC and The Bank of New York as indenture trustee), a security interest in certain property of the Company, including, among other things, accounts, inventory, equipment, instruments, general intangibles and all proceeds thereof (the "Collateral"). Payments with respect to the Collateral are or hereafter may be made to the Accounts.

          The Company hereby transfers to the Collateral Trustee ownership and control of the Accounts and all funds and other property on deposit therein. By your execution of this letter agreement, you (i) agree that you will comply with instructions originated by the Collateral Trustee directing disposition of the funds and other property on deposit in the Accounts without further consent by the Company, and (ii) acknowledge that the Collateral Trustee now has ownership and control of the Accounts, that all funds in the Accounts shall be transferred to the Collateral Trustee as provided herein, that the Accounts are being maintained by you for the benefit of the Collateral Trustee and that all amounts and other property therein are held by you as custodian for the Collateral Trustee.

          Except as provided in paragraph (d) below, the Accounts shall not be subject to deduction, set-off, banker's lien, counterclaim, defense, recoupment or any other right in favor of any person or entity other than the Collateral Trustee. By your execution of this letter agreement you also acknowledge that, as of the date hereof, you have received no notice of any other pledge or assignment of the Accounts and have not executed any agreements with third parties covering the disposition of funds in the Accounts. You agree with the Collateral Trustee as follows:

A. Prior to the delivery to you of a written notice from the Collateral Trustee in the form of Exhibit A hereto (a "Blockage Notice") and until such time as the Collateral Trustee shall deliver to you a written notice (a "Rescission Notice") that the

     Blockage Notice has been rescinded, you are authorized to accept written instructions with respect to the Accounts from authorized officers of the Company. Notwithstanding anything to the contrary contained herein or in any other agreement relating to the Accounts, the Accounts are and will be maintained for the benefit of the Collateral Trustee, will be titled as noted on Exhibit B and will be subject to written instructions from an authorized officer of the Collateral Trustee.

B. Prior to the delivery to you of a Blockage Notice from the Collateral Trustee and after such time as the Collateral Trustee shall deliver to you a Rescission Notice that the Blockage Notice has been rescinded, you are authorized to continue to honor instructions previously provided to you by authorized officers of the Company with respect to the end-of-day disposition of funds on deposit in the Accounts(s). Exhibit B attached hereto identifies the current instructions as to end-of-day disposition of funds on deposit in each of the Accounts(s).

C. From and after the delivery to you of a Blockage Notice and until such time as you shall receive a Rescission Notice with respect thereto, you will transfer (by wire transfer or other method of transfer mutually acceptable to you and the Collateral Trustee) to the Collateral Trustee, in same day funds, on each business day, the entire balance in the Accounts to the following Account:

               ABA Number:
                          -----------------------------
               [name and address of Collateral Trustee's Bank]

               Account Name:
                            ---------------------------
                           Concentration Account
               Account Number:
                              -------------------------
               Reference:
                         ------------------------------
               Attn:
                    -----------------------------------

     or to such other account as the Collateral Trustee may from time to time designate in writing (the "Collateral Trustee Concentration Account")

D. All customary service charges and fees with respect to the Accounts shall be debited to the Accounts or invoiced to the Company consistent with past practices. In the event insufficient funds remain in the Accounts to cover such customary service charges and fees, the Company shall pay and indemnify you for the amounts of such customary service charges and fees.

          This letter agreement shall be binding upon and shall inure to the benefit of you, the Company and the Collateral Trustee and the respective successors, transferees and assigns of any of the foregoing. This letter agreement may not be modified except upon the mutual consent of the Collateral Trustee, the Company and you. You may terminate the letter agreement only upon 30 days' prior written notice to the Company and the Collateral Trustee. The Collateral Trustee may terminate this letter agreement upon 10 days' prior written notice to you and the Company. Upon such termination you shall close the Accounts and transfer all funds in the Accounts to the Collateral Trustee Concentration Account or as otherwise directed by the Collateral Trustee. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Collateral Trustee Concentration Account or as the Collateral Trustee may otherwise direct all funds and other property received in respect of the Accounts.

          This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

          This letter agreement supersedes all prior agreements, oral or written, with respect to the subject matter hereof and may not be amended, modified or supplemented except by a writing signed by the Collateral Trustee, the Company and you.

          This letter agreement shall be governed by, and construed in accordance with, the law of the State of New York.

          Upon acceptance of this letter agreement it will be the valid and binding obligation of the Company, the Collateral Trustee, and you, in accordance with its terms.

                              Very truly yours,


                              FINOVA Capital Corporation

                              By:
                                 ------------------------------
                            Name:
                            Title:


                              Wilmington Trust Company, as Collateral Trustee


                              By:
                                 ------------------------------
                            Name:
                            Title:

Acknowledged and agreed to as of

the date first above written:

[Bank Name]

By:
   -----------------------------
   Name:
   Title:

                                    EXHIBIT A
                                       TO
                        DEPOSIT ACCOUNT CONTROL AGREEMENT

                   Form of Collateral Trustee Blockage Notice

  [Deposit Account Bank]
  [Address]

     Re:  Accounts on Exhibit B attached hereto (the "Accounts")

Ladies and Gentlemen:

          Reference is made to the Accounts and that certain Deposit Account Control Agreement dated August 21, 2001 among you, Wilmington Trust Company, as Collateral Trustee (the "Collateral Trustee"), and [_____________] (the "Deposit Account Control Agreement"). Capitalized terms used herein shall have the meanings given to them in the Deposit Account Control Agreement.

          The Collateral Trustee hereby notifies you that, from and after the date of this notice and until such time as the Collateral Trustee shall deliver to you a Rescission Notice, you are hereby directed to transfer (by wire transfer or other method of transfer mutually acceptable to you and the Collateral Trustee) to the Collateral Trustee, in same day funds, on each business day, the entire balance in the Accounts to the Collateral Trustee Concentration Account specified in paragraph (c) of the Deposit Account Control Agreement or to such other account as the Collateral Trustee may from time to time designate in writing.

                              Very truly yours,

                              Wilmington Trust Company, as Collateral Trustee

                              By:
                                 ------------------------------
                            Name:
                            Title:

                                   EXHIBIT B

                                       TO

                       DEPOSIT ACCOUNT CONTROL AGREEMENT

                        Account Listing and Instructions

                            As of _________ __, 2001

Account Name               Account Number             Company instructions for
------------               --------------             ------------------------
                                                    transfer of end-of-day funds
                                                    ----------------------------

[Name and Address
of Bank or Broker]

                                   ANNEX 2 TO
                         PLEDGE AND SECURITY AGREEMENT

                           Control Account Agreement

     [Name and Address
     of Bank of Broker]

                                         [Date]

     Ladies and Gentlemen:

          The undersigned ___________________ (the "Pledgor") together with certain of its affiliates are party to a Pledge and Security Agreement dated August 21, 2001 in favor of Wilmington Trust Company, as Collateral Trustee for the Secured Parties referred to therein (the "Pledgee," and such agreement the "Pledge and Security Agreement") pursuant to which a security interest is granted by the Pledgor in all present and future Assets (hereinafter defined) in Account No. _______ of the Pledgor (the "Pledge").

          In connection therewith, the Pledgor hereby instructs you to:

         (iii) maintain the Account, as "_________ - ________ Control Account";

          (iv) hold in the Account the assets, including all financial assets, securities, security entitlements and all other property and rights now or hereafter received in such Account (collectively, the "Assets");

          (v) provide to the Pledgor, with a duplicate copy to the Pledgee, a monthly statement of Assets; and

          (vi) until such a time as Pledgee shall give you written notice that the Pledgor's rights under this sentence have been terminated (an "Activation Notice") (upon which notice you may rely exclusively), the Pledgor acting through an authorized officer may (a) exercise any voting rights that it may have with respect to any of the Assets, (b) give instructions to enter into purchase or sale transactions in the Account and (c) withdraw and receive for its own use all regularly scheduled interest and dividends paid with respect to the Assets and all cash proceeds of any sale of Assets ("Permitted Withdrawals"); provided, that, with respect to any transaction that is not a Permitted Withdrawal (each, a "Non-Conforming Transaction"), unless the Pledgee has consented to such Non-Conforming Transaction and you have received written notice of such consent, you shall not deliver cash and/or securities, or proceeds from the sale of, or distributions on, securities out of the Account to the Pledgor or to any other person or entity in respect of such Non-Conforming Transaction unless you are required by law or by court order to do so; the Pledgor hereby agrees it shall not to instruct you to execute any transactions that would not be Permitted Withdrawals. Following delivery of an Activation Notice, you shall honor only the instructions or entitlement orders in regard to or in connection with the Account given by an authorized officer of the Pledgee, until such time as you receive written notice from the Pledgee that the Activation Notice is rescinded (a "Rescission Notice").

          By your signature below, you agree that you will comply with the entitlement orders and instructions of an Authorized Officer of the Pledgee (including without limitation any instructions with respect to sales, trades, transfers and withdrawals of cash or other of the Assets) without the consent of the Pledgor or any other person (it being understood and agreed by the Pledgor that you shall have no duty or obligation whatsoever of any kind or character to have knowledge of the terms of the Pledge and Security Agreement or to determine whether or not an event of default exists thereunder). The Pledgor hereby agrees to indemnify and hold you harmless, as well as your affiliates, officers and employees from and against any and all claims, causes of action, liabilities, lawsuits, demands and/or damages, including any and all court costs and reasonable attorney's fees, that may result by reason of your complying with such instructions of the Pledgee from and after receipt of an Activation Notice until subsequent receipt of a Rescission Notice. In the event that you are sued or become involved in litigation as a result of complying with the above stated written instructions, the Pledgor and the Pledgee agree that you shall be entitled to charge all reasonable costs and fees you incur in connection with such litigation to the Assets in the Account and to withdraw such sums as the costs and charges accrue.

          For the purpose of this Agreement, the term "Authorized Officer of Pledgor" and "Authorized Officer of Pledgee" shall refer in the singular to (i) with respect to the Pledgor, any Person who you are authorized to accept instruction from in writing by the Pledgor from time to time (a copy of which instruction shall be provided by the Pledgor to the Pledgee contemporaneously with such authorization) and (ii) with respect to the Pledgee, any Person who is a [vice president or managing director] of the Pledgee. In the event that the Pledgor shall find it advisable to designate a replacement of any of its Authorized Officers from time to time, written notice of any such replacement shall be given to you and the Pledgee.

          Except with respect to the obligations and duties as set forth herein, this Agreement shall not impose or create any obligations or duties upon you greater than or in addition to the customary and usual obligations and duties of yours to the Pledgor.

          As long as the Assets are pledged to the Pledgee: (i) you will not invade the Assets to cover margin debits or calls, if any, in any other accounts of the Pledgor and (ii) you agree that, except for liens resulting from customary commissions, fees or charges based upon transactions in the Account, you subordinate in favor of the Pledgee any security interest, lien or right of setoff that you may have. You acknowledge that you have not received notice of any other security interest in the Account or the Assets. In the event any such notice is received, you will promptly notify the Pledgee. The Pledgor hereby represents that the Assets are free and clear of any lien or encumbrances other than the lien in favor of the Pledgor resulting from the security interest granted to the Pledgee and agrees that, with the exception of the security interest granted to the Pledgee, no lien or encumbrance will be placed by it on the Assets without the express written consent of the Pledgee.

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and you, and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, and the law of your jurisdiction for the purposes of Section 8-110 of the Uniform Commercial Code in effect in the State of New York (the "UCC" shall be the law of the State of New York).

          You will treat all property at any time held by you in the Account as financial assets within the meaning of the UCC. You acknowledge that this Agreement constitutes written notification to you, pursuant to the UCC and any applicable federal regulations for the Federal Reserve Book Entry System, of the Pledgee's security interest in the Assets. The Pledgor, Pledgee and you are entering into this Agreement to provide for the Pledgee's control of the Assets and to confirm the first priority of the Pledgee's security interest in the Assets. The Pledgor and the Pledgee intend that you shall be a "securities intermediary" with respect to the Assets on deposit from time to time in the Account for purposes of Article 8 of the UCC.

          If any term or provision of this Agreement is determined to be invalid or unenforceable, the remainder of this Agreement shall be construed in all respects as if the invalid or unenforceable term or provision were omitted.
This Agreement may not be altered or amended in any manner without the express written consent of the Pledgor, the Pledgee and you. This Agreement may be executed in any number of counterparts, all of which shall constitute one original agreement.

          This Agreement may be terminated by you upon 30 days' prior written notice to the Pledgor and the Pledgee. Upon expiration of such 30-day period, you shall be under no further obligation except to hold the Assets in accordance with the terms of this Agreement, pending receipt of written instructions from the Pledgor and the Pledgee, jointly, regarding the further disposition of the pledged Assets.

          The Pledgor acknowledges that this Agreement supplements any existing agreements of the Pledgor with you regarding the account and, except as expressly provided herein, is in no way intended to abridge any rights that you might otherwise have.

          In witness whereof, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly authorized officers all as of the date first above written.

                              [PLEDGOR]

                              By:
                                 ----------------------------------
                            Name:
                            Title:

                              Wilmington Trust Company, as Collateral Trustee

                              By:
                                 ----------------------------------
                            Name:
                            Title:

     ACCEPTED AND AGREED:

     [Broker]

     By:
        ---------------------------------
        Name:
        Title:

                                   ANNEX 3 TO
                         PLEDGE AND SECURITY AGREEMENT

                                PLEDGE AMENDMENT


          This PLEDGE AMENDMENT, dated as of __________, ____, is delivered pursuant to Section 4.4(a) of the Pledge and Security Agreement dated August 21, 2001 by FINOVA Capital Corporation (the "Borrower"), the [undersigned Grantor and the other] Subsidiaries of the Borrower from time to time party thereto as Grantors in favor of Wilmington Trust Company, as Collateral Trustee for the Secured Parties referred to therein (the "Pledge and Security Agreement") and the undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement and that the Pledged Collateral listed on this Pledge Amendment shall be and become part of the Collateral referred to in the Pledge and Security Agreement and shall secure all Secured Obligations. Capitalized terms used herein but not defined herein are used herein with the meaning given them in the Pledge and Security Agreement.

                              [Grantor]

                              By:
                                 ----------------------------------
                            Name:
                            Title:
                                                            Number of
                            Certificate                     Shares, Units or
Issuer           Class         No(s).       Par Value       Interests
-------------  -----------  ------------  ---------------   -----------------










               Description  Certificate                     Principal
Issuer         of Debt      No(s).        Final Maturity    Amount
-------------  -----------  ------------  ---------------   -----------------

ACKNOWLEDGED AND AGREED
as of the date of this Pledge Amendment
first above written.

Wilmington Trust Company, as Collateral Trustee

By:
   --------------------
   Name:
   Title:

                                   ANNEX 4 TO
                         PLEDGE AND SECURITY AGREEMENT

                               JOINDER AGREEMENT


          This JOINDER AGREEMENT, dated as of _______, ____, is delivered pursuant to Section 6.10 of the Pledge and Security Agreement dated as of August 21, 2001, by FINOVA Capital Corporation (the "Borrower") and the Subsidiaries of the Borrower listed on the signature pages thereof in favor of Wilmington Trust Company, as Collateral Trustee for the Secured Parties referred to therein (the "Pledge and Security Agreement"). Capitalized terms used herein but not defined herein are used with the meanings given them in the Pledge and Security Agreement.

          By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 6.10 of the Pledge and Security Agreement, hereby becomes a party to the Pledge and Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, hereby grants to the Collateral Trustee, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Trustee and grants to the Collateral Trustee a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral and hereby expressly assumes all obligations and liabilities of a Grantor thereunder.

          The information set forth in Annex 1-A is hereby added to the information set forth in Schedules 1 through 5 to the Pledge and Security Agreement.

          The undersigned hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Pledge and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

          In witness whereof, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

                              [Additional Grantor]

                              By:
                                 ---------------------------
                            Name:
                            Title:

ACKNOWLEDGED AND AGREED
as of the date of this Joinder Agreement first above written.

Wilmington Trust Company, as Collateral Trustee

By:
   --------------------
   Name:
   Title:

                                   ANNEX 5 TO
                          PLEDGE AND SECURITY AGREEMENT

                                     FORM OF

                          COPYRIGHT SECURITY AGREEMENT


          COPYRIGHT SECURITY AGREEMENT, dated as of _________ __, ____, by FINOVA Capital Corporation (the "Borrower") and each of the other entities listed on the signature pages hereof (each of such entities and Borrower, a "Grantor" and, collectively, the "Grantors"), in favor of Wilmington Trust Company, as Collateral Trustee for the Secured Parties (as defined in the Pledge and Security Agreement referred to below) (in such capacity, the "Collateral Trustee").

                              W I T N E S S E T H:

          Whereas, the Grantors are party to a Pledge and Security Agreement, dated as of August 21, 2001 in favor of the Collateral Trustee (the "Security Agreement") pursuant to which the Grantors are required to execute and deliver this Copyright Security Agreement;

          Now, Therefore, in consideration of the premises, each Grantor hereby agrees with the Collateral Trustee as follows:

          Section 12.17. DEFINED TERMS. UNLESS OTHERWISE DEFINED HEREIN, TERMS
                         DEFINED IN THE SECURITY AGREEMENT AND USED HEREIN HAVE THE MEANING GIVEN TO THEM IN THE SECURITY AGREEMENT.

          Section 12.18. Grant of Security Interest in Copyright Collateral.
                         EACH GRANTOR, AS COLLATERAL SECURITY FOR THE FULL, PROMPT AND COMPLETE PAYMENT AND PERFORMANCE WHEN DUE (WHETHER AT STATED MATURITY, BY ACCELERATION OR OTHERWISE) OF THE SECURED OBLIGATIONS, HEREBY COLLATERALLY ASSIGNS, CONVEYS, MORTGAGES, PLEDGES, HYPOTHECATES AND TRANSFERS TO THE COLLATERAL TRUSTEE FOR THE BENEFIT OF THE SECURED PARTIES, AND GRANTS TO THE COLLATERAL TRUSTEE FOR THE BENEFIT OF THE SECURED PARTIES A LIEN ON AND SECURITY INTEREST IN, ALL OF ITS RIGHT, TITLE AND INTEREST IN, TO AND UNDER THE FOLLOWING COLLATERAL OF SUCH GRANTOR (THE "COPYRIGHT COLLATERAL"):


          (a) all of its Copyrights and Copyright Licenses to which it is a party, including those referred to on Schedule I hereto;

          (b) all reissues, continuations or extensions of the foregoing;

          (c) all Proceeds of the foregoing, including any claim by Grantor against third parties for past, present, future infringement or dilution of any Copyright or Copyright licensed under any Copyright License; and

          (d) all other rights or benefits relating to the foregoing.

               Section 12.19. Security Agreement. THE SECURITY INTEREST
                              GRANTED PURSUANT TO THIS COPYRIGHT SECURITY
                              AGREEMENT IS GRANTED IN CONJUNCTION WITH THE
                              SECURITY INTEREST GRANTED TO THE COLLATERAL
                              TRUSTEE PURSUANT TO THE SECURITY AGREEMENT AND EACH GRANTOR HEREBY ACKNOWLEDGES AND AFFIRMS THAT THE RIGHTS AND REMEDIES OF THE COLLATERAL TRUSTEE WITH RESPECT TO THE SECURITY INTEREST IN THE COPYRIGHT COLLATERAL MADE AND GRANTED HEREBY ARE MORE FULLY SET FORTH IN THE SECURITY AGREEMENT, THE TERMS AND PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE HEREIN AS IF FULLY SET FORTH HEREIN.

               Section 12.20. After Acquired Copyright Collateral. IF ANY
                              GRANTOR SHALL HEREAFTER OBTAIN ANY RIGHTS, TITLE OR INTEREST IN ANY ITEM (INCLUDING, WITHOUT LIMITATION, ANY COPYRIGHT, COPYRIGHT LICENSE, REISSUES, CONTINUATIONS OR EXTENSIONS THEREOF, OR PROCEEDS THEREOF) THAT WOULD HAVE CONSTITUTED COPYRIGHT COLLATERAL HAD SUCH GRANTOR POSSESSED SUCH RIGHT, TITLE OR INTEREST IN SUCH ITEM AS OF THE DATE OF THIS COPYRIGHT SECURITY AGREEMENT, THEN SUCH ITEM SHALL BE DEEMED TO BE COPYRIGHT COLLATERAL, THE PROVISIONS OF THIS COPYRIGHT SECURITY AGREEMENT SHALL APPLY THERETO AND SUCH RIGHT, TITLE OR INTEREST SHALL BE SUBJECT TO THE SECURITY INTEREST GRANTED HEREBY.

                            [signature page follows]

          In witness whereof, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

                              Very truly yours,

                              [GRANTORS]

                              By:
                                 ------------------------------
                            Name:
                            Title:

     Accepted and Agreed:

     Wilmington Trust Company, as Collateral Trustee

     By:
        --------------------
     Name:
     Title:

                           ACKNOWLEDGEMENT OF GRANTOR
                           --------------------------

State of_____________)
                     )    ss.
County of____________)

          On this ____ day of __________, _____ before me personally appeared ______________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of ________________, who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

                                  ____________________________
                                  Notary Public

                                   SCHEDULE I
                                       TO
                          COPYRIGHT SECURITY AGREEMENT
                            COPYRIGHT REGISTRATIONS
                            -----------------------

A.  REGISTERED COPYRIGHTS
    Copyright Reg. No. and Date

B.  COPYRIGHT APPLICATIONS

C.  COPYRIGHT LICENSES
    Name of Agreement, Parties and Date of Agreement

                                   ANNEX 6 TO
                         PLEDGE AND SECURITY AGREEMENT

                       FORM OF PATENT SECURITY AGREEMENT


          PATENT SECURITY AGREEMENT, dated as of _________ __, ____, by FINOVA Capital Corporation (the "Borrower") and each of the other entities listed on the signature pages hereof (each of such entities and the Borrower, a "Grantor" and, collectively, the "Grantors"), in favor of Wilmington Trust Company, as Collateral Trustee for the Secured Parties (as defined in the Security Agreement referred to below) (in such capacity, the "Collateral Trustee").

                              W i t n e s s e t h:

          Whereas, all the Grantors are party to a Pledge and Security Agreement, dated as of August 21, 2001, in favor of the Collateral Trustee (the "Security Agreement") pursuant to which the Grantors are required to execute and deliver this Patent Security Agreement;

          Now, Therefore, in consideration of the premises, each Grantor hereby agrees with the Collateral Trustee as follows:

               Section 12.01. Defined Terms. UNLESS OTHERWISE DEFINED
                              HEREIN, TERMS DEFINED IN THE SECURITY AGREEMENT AND USED HEREIN HAVE THE MEANING GIVEN TO THEM IN THE SECURITY AGREEMENT.

               Section 12.02. Grant of Security Interest in Patent
                              Collateral. EACH GRANTOR, AS COLLATERAL SECURITY FOR THE FULL, PROMPT AND COMPLETE PAYMENT AND PERFORMANCE WHEN DUE (WHETHER AT STATED MATURITY, BY ACCELERATION OR OTHERWISE) OF THE SECURED OBLIGATIONS HEREBY COLLATERALLY ASSIGNS, CONVEYS, MORTGAGES, PLEDGES, HYPOTHECATES AND TRANSFERS TO THE COLLATERAL TRUSTEE FOR THE BENEFIT OF THE SECURED PARTIES, AND GRANTS TO THE COLLATERAL TRUSTEE FOR THE BENEFIT OF THE SECURED PARTIES A LIEN ON AND SECURITY INTEREST IN, ALL OF ITS RIGHT, TITLE AND INTEREST IN, TO AND UNDER THE FOLLOWING COLLATERAL OF SUCH GRANTOR (THE "PATENT COLLATERAL"):

          (a) all of its Patents and Patent Licenses to which it is a party, including those referred to on Schedule I hereto;

          (b) all reissues, continuations or extensions of the foregoing;

          (c) all Proceeds of the foregoing, including any claim by Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Patent License; and

          (d) all other rights or benefits relating to the foregoing.

               Section 12.03. Security Agreement. THE SECURITY INTEREST
                              GRANTED PURSUANT TO THIS PATENT SECURITY AGREEMENT IS GRANTED IN CONJUNCTION WITH THE SECURITY INTEREST GRANTED TO THE COLLATERAL TRUSTEE PURSUANT TO THE SECURITY AGREEMENT AND EACH GRANTOR HEREBY ACKNOWLEDGES AND AFFIRMS THAT THE RIGHTS AND REMEDIES OF THE COLLATERAL TRUSTEE WITH RESPECT TO THE SECURITY INTEREST IN THE PATENT COLLATERAL MADE AND GRANTED HEREBY ARE MORE FULLY SET FORTH IN THE SECURITY AGREEMENT, THE TERMS AND PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE HEREIN AS IF FULLY SET FORTH HEREIN.

               Section 12.04. After Acquired Patent Collateral. IF ANY
                              GRANTOR SHALL HEREAFTER OBTAIN ANY RIGHTS, TITLE OR INTEREST IN ANY ITEM (INCLUDING, WITHOUT LIMITATION, ANY PATENT, PATENT LICENSE, REISSUES, CONTINUATIONS OR EXTENSIONS THEREOF, OR PROCEEDS THEREOF) THAT WOULD HAVE CONSTITUTED PATENT COLLATERAL HAD SUCH GRANTOR POSSESSED SUCH RIGHT, TITLE OR INTEREST IN SUCH ITEM AS OF THE DATE OF THIS PATENT SECURITY AGREEMENT, THEN SUCH ITEM SHALL BE DEEMED TO BE PATENT COLLATERAL, THE PROVISIONS OF THIS PATENT SECURITY AGREEMENT SHALL APPLY THERETO AND SUCH RIGHT, TITLE OR INTEREST SHALL BE SUBJECT TO THE SECURITY INTEREST GRANTED HEREBY.

                            [signature page follows]

          In witness whereof, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

                              Very truly yours,

                              [GRANTORS]

                              By:
                                 -----------------------------
                            Name:
                            Title:

     Accepted and Agreed:

     Wilmington Trust Company, as Collateral Trustee

     By:
        -----------------------------
        Name:
        Title:

                           ACKNOWLEDGEMENT OF GRANTOR
                           --------------------------

State of_____________)
                     )    ss.
County of____________)

          On this ____ day of __________, _____ before me personally appeared ______________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of ________________, who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

                                             __________________________
                                             Notary Public

                                   SCHEDULE I

                                       to

                           PATENT SECURITY AGREEMENT
                              PATENT REGISTRATIONS
                              --------------------

A.  REGISTERED PATENTS
    Patent Reg. No. and Date

B.  PATENT APPLICATIONS

C.  PATENT LICENSES
     Name of Agreement, Parties, Date of Agreement

                                   ANNEX 7 TO
                         PLEDGE AND SECURITY AGREEMENT


          TRADEMARK SECURITY AGREEMENT, dated as of _________ __, ____, by FINOVA Capital Corporation (the "Borrower") and each of the other entities listed on the signature pages hereof (each of such entities and the Borrower, a "Grantor" and, collectively, the "Grantors"), in favor of Wilmington Trust Company, as Collateral Trustee for the Secured Parties (as defined in the Security Agreement referred to below) (in such capacity, the "Collateral Trustee").

                              W i t n e s s e t h:

          Whereas, all the Grantors are party to a Pledge and Security Agreement, dated as of August 21, 2001 in favor of the Collateral Trustee (the "Security Agreement") pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement;

          Now, Therefore, in consideration of the premises, each Grantor hereby agrees with the Collateral Trustee as follows:

               Section 12.05. Defined Terms. UNLESS OTHERWISE DEFINED
                              HEREIN, TERMS DEFINED IN OR IN THE SECURITY
                              AGREEMENT AND USED HEREIN HAVE THE MEANING GIVEN TO THEM IN THE SECURITY AGREEMENT.

               Section 12.06. Grant of Security Interest in Trademark
                              Collateral. EACH GRANTOR, AS COLLATERAL SECURITY FOR THE FULL, PROMPT AND COMPLETE PAYMENT AND PERFORMANCE WHEN DUE (WHETHER AT STATED MATURITY, BY ACCELERATION OR OTHERWISE) OF THE SECURED OBLIGATIONS HEREBY COLLATERALLY ASSIGNS, CONVEYS, MORTGAGES, PLEDGES, HYPOTHECATES AND TRANSFERS TO THE COLLATERAL TRUSTEE FOR THE BENEFIT OF THE SECURED PARTIES, AND GRANTS TO THE COLLATERAL TRUSTEE FOR THE BENEFIT OF THE SECURED PARTIES A LIEN ON AND SECURITY INTEREST IN, ALL OF ITS RIGHT, TITLE AND INTEREST IN, TO AND UNDER THE FOLLOWING COLLATERAL OF SUCH GRANTOR (THE "TRADEMARK COLLATERAL"):

          (a) all of its Trademarks and Trademark Licenses to which it is a party, including those referred to on Schedule I hereto;

          (b) all reissues, continuations or extensions of the foregoing;

          (c) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark License;

          (d) all Proceeds of the foregoing, including any claim by Grantor against third parties for past, present, future (i) infringement or dilution of any Trademark or Trademark licensed under any Trademark License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License; and

          (e) all other rights or benefits relating to the foregoing.

               Section 12.07. Security Agreement. THE SECURITY INTEREST GRANTED PURSUANT TO THIS TRADEMARK SECURITY AGREEMENT IS GRANTED IN CONJUNCTION WITH THE SECURITY INTEREST GRANTED TO THE COLLATERAL TRUSTEE PURSUANT TO THE SECURITY AGREEMENT AND EACH GRANTOR HEREBY ACKNOWLEDGES AND AFFIRMS THAT THE RIGHTS AND REMEDIES OF THE COLLATERAL TRUSTEE WITH RESPECT TO THE SECURITY INTEREST IN THE TRADEMARK COLLATERAL MADE AND GRANTED HEREBY ARE MORE FULLY SET FORTH IN THE SECURITY AGREEMENT, THE TERMS AND PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE HEREIN AS IF FULLY SET FORTH HEREIN.

               Section 12.08. After Acquired Trademark Collateral. IF ANY GRANTOR SHALL HEREAFTER OBTAIN ANY RIGHTS, TITLE OR INTEREST IN ANY ITEM (INCLUDING, WITHOUT LIMITATION, ANY TRADEMARK, TRADEMARK LICENSE, REISSUES, CONTINUATIONS OR EXTENSIONS THEREOF, GOODWILL OF THE BUSINESS CONNECTED WITH THE USE THEREOF AND SYMBOLIZED THEREBY, OR PROCEEDS THEREOF) THAT WOULD HAVE CONSTITUTED TRADEMARK COLLATERAL HAD SUCH GRANTOR POSSESSED SUCH RIGHT, TITLE OR INTEREST IN SUCH ITEM AS OF THE DATE OF THIS TRADEMARK SECURITY AGREEMENT, THEN SUCH ITEM SHALL BE DEEMED TO BE TRADEMARK COLLATERAL, THE PROVISIONS OF THIS TRADEMARK SECURITY AGREEMENT SHALL APPLY THERETO AND SUCH RIGHT, TITLE OR INTEREST SHALL BE SUBJECT TO THE SECURITY INTEREST GRANTED HEREBY.

                            [signature page follows]

          In witness whereof, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

                              Very truly yours,

                              [GRANTORS]

                              By:
                                 --------------------------
                            Name:

                            Title:

     Accepted and Agreed:

     Wilmington Trust Company, as Collateral Trustee

     By:
        -----------------------------
        Name:
        Title:

                           Acknowledgement of Grantor
                           --------------------------


State of_____________)
                     )    ss.
County of____________)


          On this _____ day of __________, _____ before me personally appeared ______________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of ________________, who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

                                    ________________________
                                          Notary Public

                                   ANNEX 7 TO
                              PLEDGE AND SECURITY
SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT
TRADEMARK REGISTRATIONS
-----------------------
A.  REGISTERED TRADEMARKS
     MarkReg. No. and Date

B.  TRADEMARK APPLICATIONS

C.  TRADEMARK LICENSES
    Name of Agreement, Parties, Date of Agreement



ARTICLE I         Defined Terms............................................................   2
     Section 1.1     Definitions...........................................................   2
     Section 1.2     Certain Other Terms...................................................   7
ARTICLE II           Grant of Security Interest............................................   8
     Section 2.1     Collateral............................................................   8
     Section 2.2     Grant of Security Interest in Collateral..............................   9
     Section 2.3     Cash Collateral Accounts..............................................   9
ARTICLE III       Representations And Warranties...........................................  10
     Section 3.1     Title; No Other Liens.................................................  10
     Section 3.2     Perfection and Priority...............................................  10
     Section 3.3     State of Incorporation; Chief Executive Office........................  10
     Section 3.4     Inventory and Equipment...............................................  10
     Section 3.5     Pledged Collateral....................................................  10
     Section 3.6     Accounts..............................................................  11
     Section 3.7     No Other Names........................................................  11
     Section 3.8     Intellectual Property.................................................  11
     Section 3.9     Control Accounts; Deposit Accounts....................................  12
ARTICLE IV        Covenants................................................................  12
     Section 4.1     Generally.............................................................  12
     Section 4.2     Maintenance of Perfected Security Interest; Further Documentation.....  12
     Section 4.3     Changes in Locations, Name, Etc.......................................  12
     Section 4.4     Pledged Collateral....................................................  13
     Section 4.5     Control Accounts; Deposit Accounts....................................  14
     Section 4.6     Delivery of Instruments and Chattel Paper.............................  14
     Section 4.7     Intellectual Property.................................................  15
     Section 4.8     Vehicles..............................................................  16
     Section 4.9     Insurance.............................................................  16
     Section 4.10    Special Property......................................................  16
     Section 4.11    Use of Collateral.....................................................  17
ARTICLE V         Remedial Provisions......................................................  17
     Section 5.1     Code and Other Remedies...............................................  17
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